THE BERGER FUNDS

SEMI-ANNUAL REPORT

March 31, 1998

[PHOTO]

                                       BERGER NEW GENERATION FUND

                                       BERGER SELECT FUND

                                       BERGER SMALL COMPANY GROWTH FUND

                                       BERGER SMALL CAP VALUE FUND

                                       BERGER MID CAP GROWTH FUND

                                       BERGER 100 FUND

                                       BERGER/BIAM INTERNATIONAL FUND

                                       BERGER GROWTH AND INCOME FUND

                                       BERGER BALANCED FUND

The Berger Funds are presenting a combined annual report which includes the Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger Mid Cap Growth Fund, Berger 100 Fund, Berger BIAM/International Fund, Berger Growth and Income Fund, and Berger Balanced Fund. This report reflects the financial position of each Fund at March 31, 1998 and the results of their operations and changes in their net assets for the periods indicated, in a single document.

          2  A LETTER FROM THE PRESIDENT
             THE BERGER FUNDS

          4  Berger New Generation Fund

         11  Berger Select Fund

         16  Berger Small Company Growth Fund

         23  Berger Small Cap Value Fund~Investor
             Shares/Institutional Shares

         29  Berger Mid Cap Growth Fund

         35  Berger 100 Fund

         41  Berger/BIAM International Fund

         45  Berger Growth and Income Fund

         52  Berger Balanced Fund

         58  BERGER FUNDS NOTES TO FINANCIAL STATEMENTS

         62  BERGER/BIAM INTERNATIONAL PORTFOLIO (TO BE READ IN
             CONJUNCTION WITH THE BERGER/BIAM INTERNATIONAL
             FUND)

         67  BERGER/BIAM INTERNATIONAL PORTFOLIO NOTES TO
             FINANCIAL STATEMENTS

         70  FINANCIAL HIGHLIGHTS

To obtain a prospectus for any of the Berger Funds, which contains more complete information, including management fees, charges and expenses, call
1.800.333.1001. Please read it carefully before you invest. Berger Distributors, Inc. ~ Distributor
[LOGO]

A Letter from the President

DEAR
FELLOW
SHAREHOLDERS
     I am happy to report
        that, led by the dramatically
           improved performance in the Berger 100 Fund, our Funds, both familiar names and newcomers, are off to an excellent start in 1998(1).

Last year we at The Berger Funds dedicated ourselves to four important goals: 1) recruit and develop world-class portfolio managers; 2) provide strong, consistent performance across our family of funds; 3) expand our lineup of no-load funds to offer you more choice; and 4) improve our shareholder services and support. And, we have added a fifth: to make a real difference as a caring, committed community leader.

                                                 OUR COMMUNITY
                                                 COMMITMENT
                                                 I am delighted with
                                                 our results on every
                                                 goal. Let me start
                                                 with the newest. We
                                                 know that in today's
                                                 complex world, it
                                                 takes all of us to
                                                 help our children
                                                 grow up safe and
                                                 strong. That's why we
                                                 at Berger feel so
                strongly about our commitment to helping some desperate kids. In addition to both corporate and personal gifts, we also are donating the first year's custodian fee for every Roth or traditional IRA opened in 1998 to Covenant House, a non-profit agency dedicated to providing care and support to runaway, abandoned and homeless children. We are pleased and proud to be able to work with Covenant House. We hope you'll take this opportunity to build a solid financial future for your family with a new Berger IRA and at the same time help some very deserving kids.

                WORLD-CLASS MANAGEMENT
                I previously reported to you on the significant progress we've made on each of our other goals, so I want to highlight a few key achievements in the most important area -- performance.

                A year ago I promised you that we would dedicate ourselves to improvement of the performance of the Berger 100 Fund. Portfolio Manager Patrick Adams, who joined us early last year, has done just that. Patrick made the necessary moves to return the Fund to its rightful place as a leader in its peer group. Halfway through the 1998 fiscal year, the progress is significant. With only the exception of a bout with the "Asian flu" in the fourth quarter of 1997, the Fund's performance has steadily improved. The Berger 100 Fund is up 42.3% for the 12-month period ended 3/31/98. For the first quarter it was up an impressive 18%. The WALL STREET JOURNAL recently featured Patrick in a story on the turnaround of the Fund.

                Bill Keithler, manager of our Small Company Growth and New Generation Funds, continues to demonstrate the small company expertise that has earned him national recognition. The New Generation Fund, up 69% for the 12 months ended 3/31/98, recently was named as one of the best funds for retirement in a KIPLINGER'S article titled "Best Funds for Your Goals."(2) The Small Company Growth Fund, which soon will be reopened to new investors, is up 49.8% for the same period.

                Our Berger Small Cap Value Fund had an impressive 1997 and, for the one-year period ended 3/31/98, shows a return of 43.8%. USA TODAY recently ranked the Fund and Portfolio Manager Bob Perkins as an "All Star" fund for the second straight year.(3) The April issue of MONEY featured Bob in an article titled "Funds Even Stock Pickers Can Love," pointing out that "Perkins has delivered market-beating returns with modest volatility."

           NEW FUNDS STAND OUT
           We added three new Berger Funds during the last half of 1997, and I am pleased and proud to tell you that our newest funds have proven to be robust additions to the family. The Berger Balanced Fund, co-managed by Patrick Adams and John Jares, was launched in October and registered a very strong debut, up 37.9% for the fourth quarter of 1997, far outdistancing every other fund in the peer group. The first quarter of this year has seen no retreat with the Balanced Fund up 14.7% year-to-date through 3/31/98, again at the top of its peer group.
           The Mid Cap Growth Fund, managed by Amy Selner, and the Berger Select Fund, another Patrick Adams-managed Fund, were launched just in time for 1998 and year-to-date are up 26% and 37.1%, respectively, both well ahead of relevant indices and at or near the top of their peer groups. We believe our new funds are solidly positioned to continue their winning ways.
           DEDICATED TO THE LONG-TERM INVESTING
           Our Berger/BIAM International Fund is performing well, up 16.5% for the 12 months ended 3/31/98, especially given events in Asia. It's times like this that experienced management counts. With more than 30 years' experience, the BIAM team has successfully navigated through choppy international waters many times before.
           Although our Growth and Income Fund has continued to lag its peer group, it has shown improvement, and we remain committed to bringing this Fund up to the standards now being set by others in our Berger family.
           Providing our shareholders with solid across-the-board performance in our funds remains our number one priority. All of us, especially the portfolio management team, are dedicated to achieving that goal. We plan to continue our careful additions to the Berger Family, always with an eye toward providing you with exciting, innovative yet fundamentally sound funds that can help you build a healthy financial future.
           EXPANDING OUR SERVICES
           Of the many improvements we've made recently to our shareholder and information services, I want to mention two of particular note. I encourage those of you who are online to visit our improved and updated Web site at WWW.BERGERFUNDS.COM. We continue to expand and upgrade the site's features to make it most useful for you. Recent additions include financial calculators to help you determine your needs for retirement and college. If you haven't visited us yet, give it a try; we'd love to know how you like it. We have also dramatically expanded our services for financial advisors. We understand many people turn to financial advisors for guidance, and we are committed to providing these professionals with first-rate information and service to help them better understand their clients' needs and how The Berger Funds can help to meet those needs.
                             As always, every single day we are
                             passionately dedicated to earning the trust
                             you place in us.
                             God bless you,
                               [/S/ JERRY LAVIN]
                               JERRY LAVIN
                                PRESIDENT
                        1. Past performance does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. To obtain the average annual total returns for the Berger Funds for the one-, five- and ten-year periods ended March 31, 1998, see the "Performance Overview" section for each Fund in the semi-annual report that follows. Because the Berger Balanced Fund, the Berger Select Fund and the Berger Mid Cap Growth Fund are new funds, they have only a short-term performance history, which was obtained during a period of generally rising markets.
                        2. KIPLINGER'S PERSONAL FINANCE MAGAZINE, March 1998, page 85. Kiplinger's selection criteria included portfolio managers with consistently above-average long-term performance records with a commensurate level of risk, no sales fee and a required minimum initial investment
              of $3,000 or less.
              3. USA TODAY, March 9, 1998. USA TODAY's selection criteria included (i) only diversified funds that are open to retail investors, (ii) solid long-term performance, (iii) seasoned managers, (iv)
              investments minimums of $5,000 or less and (v) sales charges of 4.75% or less.

                                     BERGER
                             NEW GENERATION
                                       FUND
PORTFOLIO MANAGER'S COMMENTARY   WILLIAM KEITHLER
                       [BERGER NEW GENERATION FUND PHOTO]

PERFORMANCE
During the period from September 30, 1997, to March 31, 1998, the market was highly volatile. It first dropped because of investors' concerns regarding the financial crisis in Asia and its potential impact on the U.S. economy and stock market, and then rose as fears abated and January earnings reports relieved at least near-term anxieties regarding earnings growth. During this period, the Berger New Generation Fund (the "Fund") delivered a total return of 4.76%,(1) which underperformed the 17.21% return for the Standard & Poor's (S&P) 500(2) and lagged the 6.37% gain for the Russell 2000.(3) Although our Fund is not directly comparable to either of these market indices, it nevertheless is useful to compare Fund performance with widely watched market indicators.
PERIOD IN REVIEW
In the highly volatile six-month period now behind us, our Fund displayed the volatility characteristic of aggressive growth funds. During the fourth quarter 1997, in response to the Asian crisis, the market moved away from higher-risk, smaller stocks such as those commonly found in our Fund. The overriding concerns became liquidity risk and the "bigger is safer" mentality. As a result, our Fund declined sharply during the quarter. The market's flight to larger stocks was somewhat surprising because small companies generally have less direct exposure to Asia (or foreign markets anywhere) and generally had (and have) above-average prospects for earnings growth, while most large companies will be directly impacted by Asia and have stock prices that are high by historic standards. First quarter 1998 was almost the mirror image of the preceding quarter -- for the market and our Fund. Once the market became comfortable with the news from Asia and had a chance to see the impact of Asian events on a full quarter of U.S. stock market performance, the risk aversion of the previous quarter vanished, and investors broadened their interests to include smaller companies. (We hasten to note, however, that Asia's impact will be gradual and could be more profound later in the year.) Smaller stocks were quite attractive on a valuation basis, particularly when compared with the larger cap, "index" stocks in the S&P 500. Heightened confidence that earnings growth would likely be realized caused investors to jump in with both feet. The results were very strong smaller stock performance in February and March and good gains for our Fund for the first quarter.
Telecommunication stocks, especially service and equipment companies, led the way on the upside. Particularly strong performers were stocks of telephone service providers that compete with established companies such as the Regional Bells or AT&T. Stocks that performed well for our Fund include Intermedia Communications, Nextel and NEXTLINK Communications in the local service market and Primus Telecommunications and Startec Global Communications in the international long-distance market. Internet companies whose business models are based on advertising revenues were exceedingly strong in the quarter, partly because of previously depressed valuations and earlier than expected profitability. Our Fund benefited from its holdings in Internet companies such as Yahoo!, America On-Line and Doubleclick. Other positive contributors were computer service and consulting companies (Diamond Technology Partners and Whitman-Hart) and outsourcing companies (Romac International, On Assignment, Saville Systems PLC and Inspire Insurance Solutions).

Certain healthcare companies also performed well, including HBO and Co., Theragenics and Alza.

LOOKING AHEAD
We are cautiously optimistic about the future. The U.S. economy continues strong. Although the Federal Reserve Board is concerned about Asia, we expect interest rates to stay where they are for the near term. Inflation will likely remain subdued, particularly given the recent decline in energy prices. Importantly, relative earnings growth for small companies is very favorable, and these companies are expected to grow earnings at roughly twice the rate of the S&P 500. Finally, relative valuations (compared with the S&P 500) are compelling because they are at only modestly higher levels than those associated with bottoms in relative stock performance.

There are factors that give us pause, however, including high absolute valuations for the market generally and for small cap stocks in particular, and the high level of positive sentiment among investors, which could leave the market vulnerable to disappointments. Having said this, it is noteworthy that the market has "shrugged off" weak earnings forecasts by such significant companies as Intel, Compaq and Motorola. We also note that following the recent strong stock performance, many stocks are extended, which could indicate short-term vulnerability.

Despite these concerns, we look for the remainder of the year to be challenging, yet profitable. Thank you for your confidence in our Fund. We will continue to work hard to earn it.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.
3. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies with market capitalizations of $172 million to $1.1 billion. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

                           BERGER NEW GENERATION FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMPARISON OF CHANGE IN VALUE OF
          BERGER NEW GENERATION FUND VS.
                S&P 500 INDEX AND
               COST OF LIVING INDEX
                                                    BERGER NEW               COST OF
                                                    GENERATION   S&P 500     LIVING
                                                       FUND       INDEX       INDEX
3/29/96                                                $10,000    $10,000      $10,000
9/30/96                                                $11,820    $10,791      $10,135
3/31/97                                                 $9,643    $12,004      $10,276
9/30/97                                                $15,547    $15,153      $10,353
3/31/98                                                $16,286    $17,762      $10,398
                                                                               Life of
BERGER NEW GENERATION FUND*                                                       Fund
AVERAGE ANNUAL TOTAL RETURN                                        1 Year    (3/29/96)
As of March 31, 1998                                               68.89%       27.46%
*Performance figures are
historical and do not
represent future results.
Investment returns and
principal value will vary,
and you may have a loss when
you sell shares.

                           BERGER NEW GENERATION FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (97.50%)                                             March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - ADVERTISING (4.82%)
          22,000  Doubleclick, Inc.*                              $      772,750
--------------------------------------------------------------------------------
          65,000  Outdoor Systems, Inc.*                               2,279,062
--------------------------------------------------------------------------------
          60,000  TMP Worldwide, Inc.*                                 1,912,500
--------------------------------------------------------------------------------
          30,000  Universal Outdoor Holdings, Inc.*                    1,935,000
--------------------------------------------------------------------------------
                                                                       6,899,312
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - BUSINESS SERVICES (2.44%)
          80,000  First Consulting Group, Inc.*                        1,650,000
--------------------------------------------------------------------------------
          63,750  Vincam Group, Inc.*                                  1,848,750
--------------------------------------------------------------------------------
                                                                       3,498,750
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - MISCELLANEOUS (4.66%)
          25,000  Diamond Technology Partners, Inc.*                     681,250
--------------------------------------------------------------------------------
          45,000  Forrester Research, Inc.*                            1,597,500
--------------------------------------------------------------------------------
          90,000  Inspire Insurance Solutions, Inc.*                   2,992,500
--------------------------------------------------------------------------------
          65,000  Profit Recovery Group International*                 1,405,625
--------------------------------------------------------------------------------
                                                                       6,676,875
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - STAFFING (2.91%)
          80,000  AHL Services, Inc.*                                  2,610,000
--------------------------------------------------------------------------------
          25,000  On Assignment, Inc.*                                   740,625
--------------------------------------------------------------------------------
          30,000  Romac International, Inc.*                             825,000
--------------------------------------------------------------------------------
                                                                       4,175,625
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - EDUCATIONAL/ENTERTAINMENT (1.08%)
          33,000  Electronic Arts, Inc.*                               1,548,937
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (4.22%)
          20,000  Compuware Corporation*                                 987,500
--------------------------------------------------------------------------------
          32,000  Documentum, Inc.*                                    1,732,000
--------------------------------------------------------------------------------
          40,000  Keane, Inc.*                                         2,260,000
--------------------------------------------------------------------------------
          23,000  Sterling Commerce, Inc.*                             1,066,625
--------------------------------------------------------------------------------
                                                                       6,046,125
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - FINANCE (1.60%)
          50,000  Flexi International Software, Inc.*                    625,000
--------------------------------------------------------------------------------
          75,000  Fundtech Limited*                                    1,350,000
--------------------------------------------------------------------------------
          20,000  Timberline Software Corporation                        313,750
--------------------------------------------------------------------------------
                                                                       2,288,750
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - INTERNET (2.43%)
          38,000  CNET, Inc.*                                          1,021,250
--------------------------------------------------------------------------------
          15,000  Earthlink Network, Inc.*                               846,562
--------------------------------------------------------------------------------
          25,000  Exodus Communication Inc.*                             700,000
--------------------------------------------------------------------------------
          23,500  ISS Group, Inc.*                                       913,562
--------------------------------------------------------------------------------
                                                                       3,481,374
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - MEDICAL (0.82%)
          35,000  Quadramed Corporation*                               1,168,125
--------------------------------------------------------------------------------

COMMON STOCK (97.50%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - SECURITY (2.54%)
          65,000  Axent Technologies, Inc.*                       $    1,982,500
--------------------------------------------------------------------------------
          25,000  Network Associates, Inc.*                            1,656,250
--------------------------------------------------------------------------------
                                                                       3,638,750
--------------------------------------------------------------------------------
COMPUTER - INTEGRATED SYSTEMS (0.85%)
          75,000  Discreet Logic, Inc.*                                1,223,437
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (2.01%)
          40,000  Ascend Communications, Inc.*                         1,515,000
--------------------------------------------------------------------------------
          70,000  Daou Systems, Inc.*                                  1,369,375
--------------------------------------------------------------------------------
                                                                       2,884,375
--------------------------------------------------------------------------------
COMPUTER - MEMORY DEVICES (1.22%)
          70,000  Sandisk Corporation*                                 1,741,250
--------------------------------------------------------------------------------
COMPUTER - PERIPHERAL EQUIPMENT (2.51%)
          65,000  Digi International, Inc.*                            1,791,562
--------------------------------------------------------------------------------
          30,000  Micros Systems, Inc.*                                1,803,750
--------------------------------------------------------------------------------
                                                                       3,595,312
--------------------------------------------------------------------------------
COMPUTER - SERVICES (10.63%)
          24,000  America Online, Inc.*                                1,639,500
--------------------------------------------------------------------------------
          30,000  Consentrix Systems*                                    585,000
--------------------------------------------------------------------------------
          40,000  HBO & Company                                        2,415,000
--------------------------------------------------------------------------------
          65,000  Metro Information Services, Inc.*                    2,218,125
--------------------------------------------------------------------------------
          19,000  Shared Medical Systems Corporation                   1,489,125
--------------------------------------------------------------------------------
          42,400  Technology Solutions Company*                        1,123,600
--------------------------------------------------------------------------------
         110,000  Tier Technologies*                                   1,897,500
--------------------------------------------------------------------------------
          44,300  Whittman-Hart, Inc.*                                 2,004,575
--------------------------------------------------------------------------------
          20,000  Yahoo, Inc.*                                         1,848,750
--------------------------------------------------------------------------------
                                                                      15,221,175
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE (0.31%)
          20,000  Nutraceutical International Corporation*               440,000
--------------------------------------------------------------------------------
ELECTRONIC PRODUCTS - MISCELLANEOUS (1.16%)
         125,000  Power Integrations, Inc.*                            1,656,250
--------------------------------------------------------------------------------
ELECTRONIC - LASER SYSTEMS/COMPONENTS (0.42%)
          30,000  Cymer, Inc.*                                           605,625
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (1.87%)
          40,000  ATMI, Inc.*                                          1,210,000
--------------------------------------------------------------------------------
          35,000  Uniphase Corporation*                                1,472,187
--------------------------------------------------------------------------------
                                                                       2,682,187
--------------------------------------------------------------------------------

                           BERGER NEW GENERATION FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (97.50%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (3.64%)
          25,000  Advanced Micro Devices*                         $      726,562
--------------------------------------------------------------------------------
          20,000  Linear Technology Corporation                        1,380,000
--------------------------------------------------------------------------------
          40,000  Maxim Integrated Products, Inc.*                     1,457,500
--------------------------------------------------------------------------------
          50,000  Sipex Corporation*                                   1,650,000
--------------------------------------------------------------------------------
                                                                       5,214,062
--------------------------------------------------------------------------------
FINANCE - CONSUMER/COMMERCIAL LOANS (0.95%)
          50,000  Medallion Financial Corp.                            1,356,250
--------------------------------------------------------------------------------
FINANCE - SAVINGS & LOAN (0.94%)
          48,500  Ocwen Financial Corporation*                         1,345,875
--------------------------------------------------------------------------------
FINANCIAL SERVICES - MISCELLANEOUS (0.73%)
         100,000  Medaphis Corporation*                                1,043,750
--------------------------------------------------------------------------------
INSURANCE - PROPERTY/CASUALTY/TITLE (0.92%)
          97,300  American Safety Insurance Group*                     1,313,550
--------------------------------------------------------------------------------
LEISURE - HOTELS & MOTELS (0.63%)
          47,500  Trendwest Resorts, Inc.*                               896,562
--------------------------------------------------------------------------------
MEDIA - CABLE TV (2.42%)
          35,000  Comcast Corporation                                  1,214,062
--------------------------------------------------------------------------------
          48,750  TCI Ventures Class A*                                  856,171
--------------------------------------------------------------------------------
          45,000  Tele-Communications, Inc. Class A*                   1,399,218
--------------------------------------------------------------------------------
                                                                       3,469,451
--------------------------------------------------------------------------------
MEDIA - TV/RADIO (1.03%)
          25,000  Jacor Communications, Inc.*                          1,475,000
--------------------------------------------------------------------------------
MEDICAL - BIOMED/GENETICS (0.88%)
          35,000  Gilead Sciences, Inc.*                               1,260,000
--------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (3.56%)
          40,000  Alza Corporation*                                    1,792,500
--------------------------------------------------------------------------------
          44,000  Forest Laboratories, Inc.*                           1,650,000
--------------------------------------------------------------------------------
          26,000  Theragenics Corporation*                             1,655,875
--------------------------------------------------------------------------------
                                                                       5,098,375
--------------------------------------------------------------------------------
MEDICAL - GENERIC DRUGS (0.96%)
          60,000  Mylan Laboratories                                   1,380,000
--------------------------------------------------------------------------------
MEDICAL - HOSPITALS (1.21%)
          30,000  Universal Health Services, Inc.*                     1,732,500
--------------------------------------------------------------------------------
MEDICAL - INSTRUMENTS (0.71%)
          40,000  Schick Technologies, Inc.*                           1,020,000
--------------------------------------------------------------------------------

COMMON STOCK (97.50%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
MEDICAL - NURSING HOMES (1.21%)
          80,000  Assisted Living Concepts, Inc.*                 $    1,730,000
--------------------------------------------------------------------------------
MEDICAL - OUTPATIENT/HOME CARE (1.19%)
          45,000  Harbinger Corporation*                               1,698,750
--------------------------------------------------------------------------------
MEDICAL - PRODUCTS (2.66%)
          60,000  Pharmacyclics, Inc.*                                 1,747,500
--------------------------------------------------------------------------------
          20,000  Quintiles Transnational Corporation*                   963,750
--------------------------------------------------------------------------------
          50,000  Sterigenics International, Inc.*                     1,100,000
--------------------------------------------------------------------------------
                                                                       3,811,250
--------------------------------------------------------------------------------
MEDICAL/DENTAL - SUPPLIES (1.02%)
          27,000  Steris Corporation*                                  1,458,000
--------------------------------------------------------------------------------
METAL ORES - GOLD/SILVER (1.92%)
         144,100  Battle Mountain Gold Co.                               918,637
--------------------------------------------------------------------------------
          29,100  Newmont Gold Company                                   911,193
--------------------------------------------------------------------------------
          30,000  Newmont Mining Corporation                             916,875
--------------------------------------------------------------------------------
                                                                       2,746,705
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (1.07%)
          50,000  Noble Drilling Corporation*                          1,528,125
--------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (2.64%)
          60,000  Stolt Comex Seaway SA*                               1,511,250
--------------------------------------------------------------------------------
          45,000  Veritas DGC, Inc.*                                   2,275,312
--------------------------------------------------------------------------------
                                                                       3,786,562
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (2.71%)
          40,000  American Disposal Services, Inc.*                    1,510,000
--------------------------------------------------------------------------------
          40,000  Superior Services, Inc.*                             1,247,500
--------------------------------------------------------------------------------
          80,000  Waterlink, Inc.*                                     1,120,000
--------------------------------------------------------------------------------
                                                                       3,877,500
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES (1.91%)
          30,000  Consolidated Stores Corporation*                     1,288,125
--------------------------------------------------------------------------------
          40,000  Proffitts, Inc.*                                     1,450,000
--------------------------------------------------------------------------------
                                                                       2,738,125
--------------------------------------------------------------------------------
RETAIL - SUPER/MINI MARKETS (1.22%)
          25,000  Whole Foods Market, Inc.*                            1,743,750
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT (1.67%)
         200,000  Intelect Communications, Inc.*                       1,387,500
--------------------------------------------------------------------------------
          35,000  Remec, Inc.*                                         1,004,072
--------------------------------------------------------------------------------
                                                                       2,391,572
--------------------------------------------------------------------------------

                           BERGER NEW GENERATION FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (97.50%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (11.23%)
          40,000  Applied Micro Circuits Corporation*             $      900,000
--------------------------------------------------------------------------------
          35,000  Intermedia Communications, Inc.*                     2,786,875
--------------------------------------------------------------------------------
          50,000  LCI International, Inc.*                             1,925,000
--------------------------------------------------------------------------------
          60,000  Nextel Communications, Inc.*                         2,025,000
--------------------------------------------------------------------------------
          50,000  NEXTLINK Communications, Inc.*                       1,606,250
--------------------------------------------------------------------------------
          80,000  Primus Telecommunications Group, Inc.*               2,320,000
--------------------------------------------------------------------------------
          30,000  Saville Systems PLC*                                 1,537,500
--------------------------------------------------------------------------------
          80,000  Startech Global Communications Corporation*          2,000,000
--------------------------------------------------------------------------------
          23,000  Worldcom, Inc.*                                        990,437
--------------------------------------------------------------------------------
                                                                      16,091,062
--------------------------------------------------------------------------------
Total Common Stock
(cost $103,051,808)                                                  139,679,010
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.09%)                                      March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
      $4,425,000  Repurchase agreement with State Street Bank,
                  5.70% dated March 31, 1998, to be repurchased
                  at $4,425,701 on April 1, 1998, collateralized
                  by U.S. Treasury Bond, 6.75% - June 25, 2005,
                  with a value of $4,517,800
                  (Cost $4,425,000)                               $    4,425,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(cost $4,425,000)                                                      4,425,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments
(cost $107,476,808) (100.59%)                                        144,104,010
--------------------------------------------------------------------------------
Liabilities, Less Other Assets (-0.59%)                                 (849,565)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $  143,254,445
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*    Non-income producing security
PLC  Public Limited Company

See notes to financial statements.

                           BERGER NEW GENERATION FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                              $ 107,476,808
--------------------------------------------------------------------------------
Investments, at value                                             $ 144,104,010
--------------------------------------------------------------------------------
Cash                                                                        330
--------------------------------------------------------------------------------
Receivables
   Investment securities sold                                         3,800,553
--------------------------------------------------------------------------------
   Fund shares sold                                                   1,146,601
--------------------------------------------------------------------------------
   Dividends                                                              7,190
--------------------------------------------------------------------------------
   Interest                                                                 701
--------------------------------------------------------------------------------
Other Assets                                                                949
--------------------------------------------------------------------------------
        Total Assets                                                149,060,334
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                    5,403,257
--------------------------------------------------------------------------------
   Fund shares redeemed                                                 162,547
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                     106,113
--------------------------------------------------------------------------------
   Accrued custodian fees                                                   265
--------------------------------------------------------------------------------
   Accrued transfer agent fees                                           39,721
--------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                    29,476
--------------------------------------------------------------------------------
   Accrued audit fees                                                     7,603
--------------------------------------------------------------------------------
   Accrued administrative service fees                                    1,179
--------------------------------------------------------------------------------
   Accrued shareholder reports                                           54,075
--------------------------------------------------------------------------------
   Other accrued expenses                                                 1,653
--------------------------------------------------------------------------------
        Total Liabilities                                             5,805,889
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                       $ 143,254,445
--------------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                                       Unlimited
--------------------------------------------------------------------------------
   Shares Outstanding                                                 9,287,953
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE          $       15.42
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                Six Months Ended
                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
INCOME
   Dividends                                                       $     35,531
--------------------------------------------------------------------------------
   Interest                                                             161,574
--------------------------------------------------------------------------------
        Total Income                                                    197,105
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                             631,176
--------------------------------------------------------------------------------
   Administrative services fee                                            7,013
--------------------------------------------------------------------------------
   Accounting fees                                                        9,813
--------------------------------------------------------------------------------
   Custodian fees                                                        13,289
--------------------------------------------------------------------------------
   Transfer agent fees                                                  225,271
--------------------------------------------------------------------------------
   Registration fees                                                     38,676
--------------------------------------------------------------------------------
   12b-1 fees                                                           175,327
--------------------------------------------------------------------------------
   Audit fees                                                            20,103
--------------------------------------------------------------------------------
   Legal fees                                                             3,649
--------------------------------------------------------------------------------
   Directors'/Trustees' fees and expenses                                 5,871
--------------------------------------------------------------------------------
   Reports to shareholders                                               84,112
--------------------------------------------------------------------------------
   Other expenses                                                        35,001
--------------------------------------------------------------------------------
        Total Expenses                                                1,249,301
--------------------------------------------------------------------------------
        Less fees paid indirectly                                             0
--------------------------------------------------------------------------------
        Less earnings credits                                           (17,599)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Expenses, Net                                           1,231,702
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Net Investment Income (loss)                                 (1,034,597)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign currency
  transactions                                                       10,438,711
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                       (7,811,263)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions                                       2,627,448
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $  1,592,851
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

                           BERGER NEW GENERATION FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months
                                                   Ended 3/31/98       Year Ended
                                                     (Unaudited)          9/30/97
---------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                      $  (1,034,597)   $   (1,616,800)
---------------------------------------------------------------------------------
Net realized gain (loss) on securities and
  foreign currency transactions                      10,438,711         5,045,424
---------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                              (7,811,263)       30,175,000
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     1,592,851        33,603,624
---------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                         0        (5,581,496)
---------------------------------------------------------------------------------
Net realized gains on investments                             0                 0
---------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                               0        (5,581,496)
---------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                            95,840,115       188,057,448
---------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of distributions                                            0         5,397,637
---------------------------------------------------------------------------------
Payments for shares redeemed                       (144,342,564)     (148,221,185)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
  from Fund Share Transactions                      (48,502,449)       45,233,900
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets               (46,909,598)       73,256,028
---------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                 190,164,043       116,908,015
---------------------------------------------------------------------------------
End of period                                     $ 143,254,445    $  190,164,043
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)           $ 105,261,347    $  153,763,796
---------------------------------------------------------------------------------
Undistributed net investment income (loss)           (1,041,862)           (7,265)
---------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                         2,407,758        (8,030,953)
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions       36,627,202        44,438,465
---------------------------------------------------------------------------------
   Total                                          $ 143,254,445    $  190,164,043
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                           6,795,279        15,166,296
---------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                               0           498,856
---------------------------------------------------------------------------------
Shares repurchased                                  (10,425,506)      (12,636,703)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                    (3,630,227)        3,028,449
---------------------------------------------------------------------------------
Shares outstanding, beginning of period              12,918,180         9,889,731
---------------------------------------------------------------------------------
Shares outstanding, end of period                     9,287,953        12,918,180
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

See notes to financial statements.

                                     BERGER
                                     SELECT
                                       FUND
PORTFOLIO MANAGER'S COMMENTARY   PATRICK S. ADAMS
                           [BERGER SELECT FUND PHOTO]

PERFORMANCE
The Berger Select Fund (the "Fund"), which commenced operations on December 31, 1997, performed very well for shareholders in its first quarter. Our Fund's total return for the three-month period ended March 31, 1998, was 37.10%(1) compared with 13.94% for the Standard & Poor's (S&P) 500.(2) This outstanding return placed the Fund among the top performers for all equity funds.
PERIOD IN REVIEW
These outstanding results are a testament to our Fund's investment approach. The Berger Select Fund is a nondiversified fund focusing on growth companies. This generally means that we seek to achieve our objective of capital appreciation by taking relatively larger positions in a smaller number of securities. Our core portfolio usually will number 20 to 30 stocks. This allows us to capitalize on our stock-selection abilities. Position sizes in the portfolio can be significantly larger than 5% of total assets. During the quarter we invested Fund assets in stocks that were also owned by our flagship Berger 100 Fund. But, in the Berger Select Fund, we took relatively larger positions in these stocks. We focus on stocks with a proven track record and superior potential for earnings growth that is not yet fully reflected in the company's stock price. Our primary sector focus for the fund will be in technology, consumer, healthcare and financials. During the quarter we focused our attention on technology and consumer stocks but also had outstanding returns from financial stocks. Technology bounced back strongly after suffering through the "Asian flu" in the fourth quarter of 1997. Consumer cyclicals, particularly retailers and apparel manufacturers, benefited from the second mildest winter on record since 1894.
Some of the stocks that we owned in the portfolio that had outstanding returns were Parametric Technology, Cadence Design Systems, Nokia, Chase Manhattan, The Money Store and Republic Industries.
LOOKING AHEAD
Our bottom-up approach continues to direct investments toward areas such as technology and consumer cyclicals that are somewhat sensitive to the economy. We believe the U.S. economy will remain strong, and companies with this sensitivity are more likely to produce upside earnings surprises.

Thank you for your investment in the Berger Select Fund.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                               BERGER SELECT FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  COMPARISON OF CHANGE IN VALUE OF BERGER SELECT
 FUND VS. S&P 500 INDEX AND COST OF LIVING INDEX
                                                     BERGER                COST OF
                                                     SELECT     S&P 500    LIVING
                                                      FUND       INDEX      INDEX
12/31/97                                              $10,000    $10,000    $10,000
1/31/98                                               $11,120    $10,114    $10,019
2/28/98                                               $12,780    $10,840    $10,037
3/31/98                                               $13,710    $11,394    $10,037
BERGER SELECT FUND*
TOTAL RETURN
As of March 31, 1998
Life of Fund                                           37.10%
(12/31/97)
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

                               BERGER SELECT FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (53.75%)                                             March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (1.05%)
           7,400  Parametric Technology Corporation*               $     246,512
--------------------------------------------------------------------------------
COMPUTER - GRAPHICS (1.63%)
          11,000  Cadence Design Systems, Inc.*                          380,875
--------------------------------------------------------------------------------
COMPUTER - MAINFRAMES (4.44%)
          10,000  International Business Machines Corporation          1,038,750
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (10.38%)
          25,000  Maxim Integrated Products, Inc.*                       910,937
--------------------------------------------------------------------------------
          20,000  Micron Technology, Inc.*                               581,250
--------------------------------------------------------------------------------
          25,000  Xilinx, Inc.*                                          935,937
--------------------------------------------------------------------------------
                                                                       2,428,124
--------------------------------------------------------------------------------
FOOD - FLOUR & GRAIN (8.29%)
          60,000  Interstate Bakeries Corporation                      1,938,750
--------------------------------------------------------------------------------
HOUSEHOLD - HOUSEWARES (3.41%)
          18,100  Sunbeam Corporation                                    797,531
--------------------------------------------------------------------------------
LEISURE - GAMING (4.15%)
          25,000  GTECH Holdings Corporation*                            971,875
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (1.94%)
          10,000  Diamond Offshore Drilling, Inc.                        453,750
--------------------------------------------------------------------------------
POLLUTION CONTROL - EQUIPMENT (3.00%)
          20,000  United States Filter Corporation*                      702,500
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (1.66%)
          15,000  Republic Industries, Inc.*                             387,187
--------------------------------------------------------------------------------
RETAIL - APPAREL/SHOE (3.77%)
          20,000  Ross Stores, Inc.                                      882,500
--------------------------------------------------------------------------------

COMMON STOCK (53.75%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------

RETAIL/WHOLESALE - AUTO PARTS (2.90%)
          20,000  Autozone, Inc.*                                  $     677,500
--------------------------------------------------------------------------------
TOBACCO (7.13%)
          40,000  Philip Morris Companies, Inc.                        1,667,504
--------------------------------------------------------------------------------
Total Common Stock
(Cost $12,277,454)                                                    12,573,358
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (30.74%)
--------------------------------------------------------------------------------

$      4,000,000  Federal Home Loan Mortgage Corporation - 5.44%
                  4/13/98                                              3,992,746
--------------------------------------------------------------------------------
       2,200,000  Federal Home Loan Mortgage Corporation - 5.80%
                  4/1/98                                               2,200,000
--------------------------------------------------------------------------------
       1,000,000  Federal National Mortgage Association - 5.47%
                  4/13/98                                                998,176
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $7,190,922)                                                      7,190,922
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.86%)
--------------------------------------------------------------------------------

       1,137,000  Repurchase agreement with State Street Bank,
                  5.70% dated March 31, 1998, to be repurchased
                  at $1,137,180 on April 1, 1998, collateralized
                  by U.S. Treasury Bond, 5.52% - August 1, 2022,
                  with a value of $1,161,300
                  (Cost $1,137,000)                                    1,137,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,137,000)                                                      1,137,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (Cost $20,605,376) (89.35%)                         20,901,280
--------------------------------------------------------------------------------
Other assets, less liabilities (10.65%)                                2,491,621
--------------------------------------------------------------------------------
Net Assets (100.00%)                                               $  23,392,901
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

                               BERGER SELECT FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                $20,605,376
--------------------------------------------------------------------------------
Investments, at value                                               $20,901,280
--------------------------------------------------------------------------------
Cash                                                                        562
--------------------------------------------------------------------------------
Receivables
   Investment securities sold                                         8,087,918
--------------------------------------------------------------------------------
   Fund shares sold                                                     119,696
--------------------------------------------------------------------------------
   Dividends                                                              5,400
--------------------------------------------------------------------------------
   Interest                                                                 180
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Assets                                                 29,115,036
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                    5,686,136
--------------------------------------------------------------------------------
   Fund shares redeemed                                                   2,000
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                      13,998
--------------------------------------------------------------------------------
   Accrued custodian fees                                                 5,732
--------------------------------------------------------------------------------
   Accrued transfer agent fees                                            1,105
--------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                     4,666
--------------------------------------------------------------------------------
   Accrued audit fees                                                     3,514
--------------------------------------------------------------------------------
   Accrued administrative service fees                                      187
--------------------------------------------------------------------------------
   Accrued shareholder reports                                               84
--------------------------------------------------------------------------------
   Other accrued expenses                                                 4,713
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Liabilities                                             5,722,135
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                         $23,392,901
--------------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                                       Unlimited
--------------------------------------------------------------------------------
   Shares Outstanding                                                 1,706,468
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $     13.71
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                     Period From
                                                           December 31, 1997* to
                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                       $     11,806
--------------------------------------------------------------------------------
   Interest                                                              90,551
--------------------------------------------------------------------------------
        Total Income                                                    102,357
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                              27,149
--------------------------------------------------------------------------------
   Administrative services fee                                              362
--------------------------------------------------------------------------------
   Accounting fees                                                        2,250
--------------------------------------------------------------------------------
   Custodian fees                                                         6,348
--------------------------------------------------------------------------------
   Transfer agent fees                                                    1,883
--------------------------------------------------------------------------------
   Registration fees                                                      6,017
--------------------------------------------------------------------------------
   12b-1 fees                                                             9,050
--------------------------------------------------------------------------------
   Audit fees                                                             3,514
--------------------------------------------------------------------------------
   Legal fees                                                                37
--------------------------------------------------------------------------------
   Directors'/Trustees' fees and expenses                                   238
--------------------------------------------------------------------------------
   Reports to shareholders                                                  905
--------------------------------------------------------------------------------
        Total Expenses                                                   57,753
--------------------------------------------------------------------------------
        Less fees paid indirectly                                          (900)
--------------------------------------------------------------------------------
        Less earnings credits                                              (244)
--------------------------------------------------------------------------------
        Total Expenses, Net                                              56,609
--------------------------------------------------------------------------------
        Net investment income (loss)                                     45,748
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign
  currency transactions                                               4,073,723
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                          295,904
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions                                   4,369,627
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $  4,415,375
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Commencement of investment operations.

See notes to financial statements.

                               BERGER SELECT FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                     Period from
                                                    12/31/97* to
                                                         3/31/98
                                                     (Unaudited)
----------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                        $     45,748
----------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions                                4,073,723
----------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                                  295,904
----------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      4,415,375
----------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                          0
----------------------------------------------------------------
Net realized gains on investments                              0
----------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                                0
----------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                             20,451,429
----------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of distributions                                             0
----------------------------------------------------------------
Payments for shares redeemed                          (1,473,903)
----------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                             18,977,526
----------------------------------------------------------------
Net Increase (Decrease) in Net Assets                 23,392,901
----------------------------------------------------------------
NET ASSETS
Beginning of period                                            0
----------------------------------------------------------------
End of period                                       $ 23,392,901
----------------------------------------------------------------
----------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)             $ 18,977,526
----------------------------------------------------------------
Undistributed net investment income (loss)                45,748
----------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                          4,073,723
----------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions           295,904
----------------------------------------------------------------
   Total                                            $ 23,392,901
----------------------------------------------------------------
----------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                            1,824,871
----------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                                0
----------------------------------------------------------------
Shares repurchased                                      (118,403)
----------------------------------------------------------------
Net Increase (Decrease) in Shares                      1,706,468
----------------------------------------------------------------
Shares outstanding, beginning of period                        0
----------------------------------------------------------------
Shares outstanding, end of period                      1,706,468
----------------------------------------------------------------
----------------------------------------------------------------

* Commencement of investment operations.

See notes to financial statements.

                                     BERGER
                              SMALL COMPANY
                                GROWTH FUND
PORTFOLIO MANAGER'S COMMENTARY   WILLIAM KEITHLER
                    [BERGER SMALL COMPANY GROWTH FUND PHOTO]

PERFORMANCE
The market was highly volatile the past six months. It first dropped because of investors' concerns regarding the financial crisis in Asia and its potential impact on the U.S. economy and stock market, and then rose as fears abated and January earnings reports relieved at least near-term anxieties regarding earnings growth. Between September 30, 1997, and March 31, 1998, the Berger Small Company Growth Fund's (the "Fund") 5.97%(1) total return narrowly lagged the 6.37% return of the Russell 2000.(2) The Russell 2000-Growth index (a more accurate comparison for our Fund) was up 2.71% for the six-month period ending March 31, 1998.
PERIOD IN REVIEW
In the highly volatile six-month period now behind us, our Fund displayed the volatility characteristic of aggressive growth funds. During the fourth quarter 1997, in response to the Asian crisis, the market moved away from higher-risk, smaller stocks such as those commonly found in our Fund. The overriding concerns became liquidity risk and the "bigger is safer" mentality. As a result, our Fund declined sharply during the quarter. The market's flight to larger stocks was somewhat surprising because small companies generally have less direct exposure to Asia (or foreign markets anywhere) and generally had (and have) above-average prospects for earnings growth, while most large companies will be directly impacted by Asia and have stock prices that are high by historic standards. First quarter 1998 was almost the mirror image of the preceding quarter -- for the market and our Fund. Once the market became comfortable with the news from Asia and had a chance to see the impact of Asian events on a full quarter of U.S. stock market performance, the risk aversion of the previous quarter vanished, and investors broadened their interests to include smaller companies. (We hasten to note, however, that Asia's impact will be gradual and could be more profound later in the year.) Smaller stocks were quite attractive on a valuation basis, particularly when compared with the larger cap, "index" stocks in the Standard & Poor's (S&P) 500. Heightened confidence that earnings growth would likely be realized caused investors to jump in with both feet. The results were very strong smaller stock performance in February and March and good gains for our Fund for the first quarter.
Stocks of both traditional and "new age" media companies led the way on the upside. Thanks to continued strength in ad placements, stocks of radio companies such as Clear Channel Communications and Chancellor Media and of outdoor advertisers such as Lamar Advertising and Universal Outdoor were very strong performers. Certain Internet companies whose business models are based on advertising revenues turned in impressive gains in the quarter, partly because of previously depressed valuations and earlier than expected profitability. Our Fund benefited from holdings in Internet companies such as Yahoo!, CMG Information Services, Lycos, Infoseek and Icon CMT. We believe the media sector has the potential to become quite large in coming years, and investors are placing their bets on companies early.

Other contributors to positive performance for our Fund this period were: computer service and consulting companies (Cambridge Technology Partners and CBT Group PLC-ADR.); outsourcing companies (Select Appointments PLC and Ciber Inc.); certain healthcare companies (Total Renal Care Holdings and Renal Care Group); as well as an outsourcing company (Boron, Lepore and Associates); and select telecommunications companies (Winstar Communications and ICG Communications), which offer local telephone service in competition with Regional Bell companies.

LOOKING AHEAD
We are cautiously optimistic about the future. The U.S. economy continues strong. Although the Federal Reserve Board is concerned about Asia, we expect interest rates to stay where they are for the near term. Inflation will likely remain subdued, particularly given the recent decline in energy prices. Importantly, relative earnings growth for small companies is very favorable, and these companies are expected to grow earnings at roughly twice the rate of the S&P 500. Finally, relative valuations (compared with the S&P 500) are compelling because they are at only modestly higher levels than those associated with bottoms in relative stock performance.

There are factors that give us pause, however, including high absolute valuations for the market generally and for small cap stocks in particular, and the high level of positive investor sentiment, which could leave the market vulnerable to disappointments. Having said this, it is noteworthy that the market "shrugged off" weak earnings forecasts by such significant companies as Intel, Compaq and Motorola. We also note that, following the recent strong stock performance, many stocks are extended, which could indicate short-term vulnerability.

Despite these concerns, we look for the remainder of the year to be challenging, yet profitable. Thank you for your confidence in our Fund. We will continue to work hard to earn it.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies with market capitalizations of $172 million to $1.1 billion. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

                        BERGER SMALL COMPANY GROWTH FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMPARISON OF CHANGE IN VALUE OF
       BERGER SMALL COMPANY GROWTH FUND VS.
   RUSSELL 2000 INDEX AND COST OF LIVING INDEX
                                                      BERGER
                                                       SMALL      RUSSELL    COST OF
                                                      COMPANY      2000      LIVING
                                                    GROWTH FUND    INDEX      INDEX
12/30/93                                                $10,000    $10,000    $10,000
3/31/94                                                 $10,120     $9,734    $10,096
3/31/95                                                 $11,734    $10,271    $10,384
3/31/96                                                 $16,179    $13,254    $10,679
3/31/97                                                 $15,800    $13,931    $10,974
3/31/98                                                 $23,671    $19,784    $11,125
BERGER SMALL COMPANY GROWTH FUND*
AVERAGE ANNUAL TOTAL RETURN
AS OF MARCH 31, 1998
1 Year                                                   49.81%
Life of Fund                                             22.48%
(12/30/93)
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

                        BERGER SMALL COMPANY GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (94.48%)                                             March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - ADVERTISING (1.24%)
         300,000   Lamar Advertising Company*                      $  10,500,000
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - MISCELLANEOUS (2.62%)
         265,000   Boron Lepore & Associates*                          8,778,125
--------------------------------------------------------------------------------
         150,000   CMG Information Services, Inc.*                     8,690,625
--------------------------------------------------------------------------------
         300,100   FPA Medical Management, Inc.*                       4,632,793
--------------------------------------------------------------------------------
                                                                      22,101,543
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - SCHOOLS (1.03%)
         255,500   Devry, Inc.*                                        8,734,906
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - STAFFING (4.04%)
         236,400   AHL Services, Inc.*                                 7,712,550
--------------------------------------------------------------------------------
         380,000   Labor Ready, Inc.*                                 12,231,250
--------------------------------------------------------------------------------
         230,000   Renaissance Worldwide, Inc.*                        6,310,625
--------------------------------------------------------------------------------
         310,000   Select Appointments ADR*                            7,827,500
--------------------------------------------------------------------------------
                                                                      34,081,925
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - EDUCATIONAL/ENTERTAINMENT (1.78%)
         290,000   CBT Group PLC ADR*                                 15,007,500
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (0.66%)
         100,000   Aspen Technology, Inc.*                             4,125,000
--------------------------------------------------------------------------------
             200   Baan Company N.V.*                                      9,575
--------------------------------------------------------------------------------
          81,100   Inso Corporation*                                   1,439,525
--------------------------------------------------------------------------------
                                                                       5,574,100
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - INTERNET (1.46%)
         510,000   Infoseek Corporation*                               9,211,875
--------------------------------------------------------------------------------
         141,500   USWeb Corporation*                                  3,130,687
--------------------------------------------------------------------------------
                                                                      12,342,562
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - MEDICAL (1.11%)
         280,000   Quadramed Corporation*                              9,345,000
--------------------------------------------------------------------------------
COMPUTER - GRAPHICS (0.63%)
         110,000   Applied Graphics Technologies, Inc.*                5,293,750
--------------------------------------------------------------------------------
COMPUTER - INTEGRATED SYSTEMS (0.47%)
         100,000   Wind River Systems, Inc.*                           3,975,000
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (0.81%)
         350,000   Daou Systems, Inc.*                                 6,846,875
--------------------------------------------------------------------------------

COMMON STOCK (94.48%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
COMPUTER - SERVICES (12.80%)
         225,000   Cambridge Technology Partners, Inc.*            $  11,151,562
--------------------------------------------------------------------------------
         174,400   Ciber, Inc.*                                       12,197,100
--------------------------------------------------------------------------------
         432,600   Docucorp International, Inc.*                       4,271,925
--------------------------------------------------------------------------------
           5,000   Gartner Group, Inc.*                                  186,875
--------------------------------------------------------------------------------
         210,000   HBO & Company                                      12,678,750
--------------------------------------------------------------------------------
         645,000   Icon CMT Corporation*                               9,997,500
--------------------------------------------------------------------------------
         290,000   Lycos, Inc.*                                       12,832,500
--------------------------------------------------------------------------------
         195,000   Quick Response Services, Inc.*                     10,432,500
--------------------------------------------------------------------------------
         266,100   Technology Solutions Company*                       7,051,650
--------------------------------------------------------------------------------
         325,000   Whittman-Hart, Inc.*                               14,706,250
--------------------------------------------------------------------------------
         135,000   Yahoo, Inc.*                                       12,479,062
--------------------------------------------------------------------------------
                                                                     107,985,674
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE (3.36%)
         127,400   Nature's Bounty, Inc.*                              7,739,550
--------------------------------------------------------------------------------
         389,300   Rexall Sundown, Inc.*                              13,260,531
--------------------------------------------------------------------------------
         182,100   Twin Lab Corporation*                               7,375,050
--------------------------------------------------------------------------------
                                                                      28,375,131
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (0.99%)
         115,650   Pittway Corporation Class A                         8,326,800
--------------------------------------------------------------------------------
ELECTRONIC - MEASURING INSTRUMENTS (1.60%)
         272,200   Genrad, Inc.*                                       8,455,212
--------------------------------------------------------------------------------
         101,025   Waters Corporation*                                 5,044,935
--------------------------------------------------------------------------------
                                                                      13,500,147
--------------------------------------------------------------------------------
ELECTRONIC - MISCELLANEOUS COMPONENTS (3.14%)
         495,000   Chicago Miniature Lamp, Inc.*                      19,243,125
--------------------------------------------------------------------------------
         340,000   Leitch Technology Corporation*                      7,283,232
--------------------------------------------------------------------------------
                                                                      26,526,357
--------------------------------------------------------------------------------
ELECTRONIC - PARTS DISTRIBUTORS (0.50%)
         200,000   Kent Electronics Corporation*                       4,212,500
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (2.57%)
         130,000   Etec Systems, Inc.*                                 7,670,000
--------------------------------------------------------------------------------
         407,200   Integrated Process Equipment Co.*                   8,194,900
--------------------------------------------------------------------------------
          50,000   Kulicke & Soffa Industries, Inc.*                   1,087,500
--------------------------------------------------------------------------------
         150,000   PRI Automation, Inc.*                               3,928,125
--------------------------------------------------------------------------------
          40,000   Silicon Valley Group, Inc.*                           780,000
--------------------------------------------------------------------------------
                                                                      21,660,525
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (1.43%)
         300,000   Maxim Integrated Products, Inc.*                   10,931,250
--------------------------------------------------------------------------------
         123,800   Tower Semiconductor Ltd.*#                          1,129,675
--------------------------------------------------------------------------------
                                                                      12,060,925
--------------------------------------------------------------------------------

                        BERGER SMALL COMPANY GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (94.48%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
FINANCE - CONSUMER/COMMERCIAL LOANS (2.33%)
         250,000   Safeguard Scientifics, Inc.*                    $   9,406,250
--------------------------------------------------------------------------------
         342,000   Sirrom Capital Corporation                         10,281,375
--------------------------------------------------------------------------------
                                                                      19,687,625
--------------------------------------------------------------------------------
FINANCE - EQUITY REIT (0.60%)
         122,100   CCA Prison Realty Trust                             5,059,518
--------------------------------------------------------------------------------
FINANCE - INVESTMENT MANAGEMENT (0.66%)
         160,000   Affiliated Managers Group, Inc.*                    5,580,000
--------------------------------------------------------------------------------
FINANCIAL SERVICES - MISCELLANEOUS (1.09%)
         258,900   Pre-Paid Legal Services, Inc.*                      9,190,950
--------------------------------------------------------------------------------
FUNERAL SERVICES & RELATED (1.55%)
         235,000   Stewart Enterprises, Inc.                          13,071,875
--------------------------------------------------------------------------------
HOUSEHOLD - OFFICE/FURNITURE (3.12%)
         205,000   Compx International, Inc.*                          4,791,875
--------------------------------------------------------------------------------
         310,000   Herman Miller, Inc.                                10,394,687
--------------------------------------------------------------------------------
         290,100   Knoll, Inc.*                                       11,186,981
--------------------------------------------------------------------------------
                                                                      26,373,543
--------------------------------------------------------------------------------
INSURANCE - ACCIDENT & HEALTH (1.25%)
         455,000   Healthcare Recoveries, Inc.*                       10,578,750
--------------------------------------------------------------------------------
LEISURE - HOTELS & MOTELS (0.87%)
         462,400   Suburban Lodges of America, Inc.*                   7,340,600
--------------------------------------------------------------------------------
LEISURE - PRODUCTS (0.43%)
         150,000   North Face, Inc.*                                   3,637,500
--------------------------------------------------------------------------------
LEISURE/SERVICES (0.45%)
         228,400   Royal Olympic Cruise Lines, Inc.*                   3,825,700
--------------------------------------------------------------------------------
MEDIA - TV/RADIO (7.28%)
         440,000   Chancellor Media Corporation*                      20,185,000
--------------------------------------------------------------------------------
         150,000   Clear Channel Communications*                      14,700,000
--------------------------------------------------------------------------------
         304,000   Cox Radio, Inc.*                                   14,744,000
--------------------------------------------------------------------------------
         130,000   Emmis Broadcasting Corporation*                     6,857,500
--------------------------------------------------------------------------------
         151,500   Scandinavian Broadcast Systems*                     4,999,500
--------------------------------------------------------------------------------
                                                                      61,486,000
--------------------------------------------------------------------------------
MEDICAL - BIOMED/GENETICS (2.23%)
         201,600   Incyte Pharmaceuticals, Inc.*                       9,424,800
--------------------------------------------------------------------------------
         170,000   Medimmune, Inc.*                                    9,371,250
--------------------------------------------------------------------------------
                                                                      18,796,050
--------------------------------------------------------------------------------
MEDICAL - DRUG/DIVERSIFIED (0.49%)
         193,100   Shire Pharmaceuticals ADR*                          4,139,581
--------------------------------------------------------------------------------

COMMON STOCK (94.48%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (3.03%)
         240,000   Jones Medical Industries, Inc.                  $   8,685,000
--------------------------------------------------------------------------------
         125,000   Medicis Pharmaceutical Corporation*                 5,453,125
--------------------------------------------------------------------------------
         180,000   Theragenics Corporation*                           11,463,750
--------------------------------------------------------------------------------
                                                                      25,601,875
--------------------------------------------------------------------------------
MEDICAL - MEDICAL/DENTAL SERVICES (1.35%)
         300,000   Renal Care Group, Inc.*                            11,400,000
--------------------------------------------------------------------------------
MEDICAL - OUTPATIENT/HOME CARE (1.91%)
         150,000   Harbinger Corporation*                              5,662,500
--------------------------------------------------------------------------------
          20,000   Phycor, Inc.*                                         451,250
--------------------------------------------------------------------------------
         299,999   Total Renal Care Holdings, Inc.*                    9,993,716
--------------------------------------------------------------------------------
                                                                      16,107,466
--------------------------------------------------------------------------------
MEDICAL - PRODUCTS (0.34%)
          92,500   Parexel International Corporation*                  2,890,625
--------------------------------------------------------------------------------
MEDICAL/DENTAL - SUPPLIES (1.45%)
         300,000   Mentor Corporation                                  8,287,500
--------------------------------------------------------------------------------
         100,000   Omnicare, Inc.                                      3,962,500
--------------------------------------------------------------------------------
                                                                      12,250,000
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (0.96%)
         150,000   Atwood Oceanics, Inc.*                              8,109,375
--------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (2.12%)
         200,000   BJ Services Co.*                                    7,287,500
--------------------------------------------------------------------------------
         209,100   Veritas DGC, Inc.*                                 10,572,618
--------------------------------------------------------------------------------
                                                                      17,860,118
--------------------------------------------------------------------------------
OIL & GAS - MACHINERY & EQUIPMENT (0.90%)
         294,000   Varco International, Inc.*                          7,570,500
--------------------------------------------------------------------------------
OIL & GAS - US EXPLORATION & PRODUCTION (0.96%)
         290,160   Ocean Energy, Inc.*                                 6,836,895
--------------------------------------------------------------------------------
          32,400   St. Mary Land & Exploration Co.                     1,238,287
--------------------------------------------------------------------------------
                                                                       8,075,182
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (4.13%)
         450,000   Allied Waste Industries, Inc.*                     11,235,937
--------------------------------------------------------------------------------
         317,000   Eastern Environmental Services, Inc.*               8,043,875
--------------------------------------------------------------------------------
         472,000   Newpark Resources, Inc.*                            8,614,000
--------------------------------------------------------------------------------
         287,500   Tetra Tech, Inc.*                                   6,971,875
--------------------------------------------------------------------------------
                                                                      34,865,687
--------------------------------------------------------------------------------
REAL ESTATE OPERATIONS (0.91%)
         350,000   Fairfield Communities, Inc.*                        7,721,875
--------------------------------------------------------------------------------

                        BERGER SMALL COMPANY GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (94.48%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
RETAIL - APPAREL/SHOE (2.68%)
         450,000   Just For Feet, Inc.*                            $   9,168,750
--------------------------------------------------------------------------------
         106,700   Men's Wearhouse, Inc.*                              3,947,900
--------------------------------------------------------------------------------
         230,000   Pacific Sunwear of California, Inc.*                9,545,000
--------------------------------------------------------------------------------
                                                                      22,661,650
--------------------------------------------------------------------------------
RETAIL - MAIL ORDER/DIRECT (2.15%)
         165,000   Black Box Corporation*                              6,084,375
--------------------------------------------------------------------------------
         390,000   Onsale, Inc.*                                      12,090,000
--------------------------------------------------------------------------------
                                                                      18,174,375
--------------------------------------------------------------------------------
RETAIL - MISCELLANEOUS/DIVERSIFIED (0.80%)
         180,000   Michaels Stores, Inc.*                              6,727,500
--------------------------------------------------------------------------------
RETAIL - RESTAURANTS (1.03%)
         320,100   Dave & Buster's, Inc.*                              8,682,712
--------------------------------------------------------------------------------
RETAIL - SUPER/MINI MARKETS (1.42%)
         337,500   Wild Oats Markets, Inc.*                           12,023,448
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT (0.56%)
          70,000   Comverse Technology, Inc.*                          3,421,250
--------------------------------------------------------------------------------
          40,000   Metromedia Fiber Network, Inc.*                     1,345,000
--------------------------------------------------------------------------------
                                                                       4,766,250
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (2.62%)
         335,000   ICG Communications, Inc.*                          12,478,750
--------------------------------------------------------------------------------
         225,000   Winstar Communications, Inc.*                       9,618,750
--------------------------------------------------------------------------------
                                                                      22,097,500
--------------------------------------------------------------------------------
TEXTILE MILL/HOUSEHOLD (0.55%)
         170,000   Novel Denim Holdings Ltd.*                          4,653,750
--------------------------------------------------------------------------------
Total Common Stock
(Cost $463,852,899)                                                  797,458,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.29%)
--------------------------------------------------------------------------------

$     27,747,000   Repurchase agreement with State Street Bank,
                   5.70% dated March 31, 1998, to be repurchased
                   at $27,751,393 on April 1, 1998,
                   collateralized by U.S. Treasury Bond, 6.75% -
                   April 2, 1998, with a value of $28,304,254
                   (Cost $27,747,000)                                 27,747,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $27,747,000)                                                    27,747,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

US GOVERNMENT AGENCY OBLIGATIONS (0.94%)                          March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
  $    8,000,000   Federal Home Loan Mortgage Corporation
                   Discount Note - 5.43% 4/20/98                   $   7,977,073
--------------------------------------------------------------------------------
Total US Government Agency Obligations
(Cost $7,977,073)                                                      7,977,073
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREFERRED STOCK (0.35%)
--------------------------------------------------------------------------------

COMPUTER - PERIPHERAL EQUIPMENT (0.35%)
         665,000   Candescent Technologies Corporation* X@             2,992,500
--------------------------------------------------------------------------------
Total Preferred Stock
(Cost $3,657,500)                                                      2,992,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (Cost $503,234,472) (99.06%)                       836,175,373
--------------------------------------------------------------------------------
Other assets, less liabilities (0.94%)                                 7,898,356
--------------------------------------------------------------------------------
Net Assets (100.00%)                                               $ 844,073,729
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ADR - American Depository Receipts
PLC - Public limited company.
* Non-income producing security.
@ - Valued in good faith.

# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with the affiliated party for the six months ended March 31, 1998:

                                                        Tower
                                                    Semiconductor
------------------------------------------------------------------
Market Value at 9/30/97                               $ 12,918,750
------------------------------------------------------------------
Purchases at Cost                                                0
------------------------------------------------------------------
Sales at Cost                                            5,570,216
------------------------------------------------------------------
Change in Unrealized Appreciation/(Depreciation)        (6,218,859)
------------------------------------------------------------------
Market Value at 3/31/98                                  1,129,675
------------------------------------------------------------------
Dividend Income                                                  0
------------------------------------------------------------------
Realized Gain (Loss)                                      (334,817)
------------------------------------------------------------------

XSCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                  Fair Value as a
Security Name                             Date Acquired         Cost  Fair Value  % of Net Assets
-------------------------------------------------------------------------------------------------
Candescent Technologies Corporation
  Series E Preferred Stock                       5/1/96   $3,657,500  $2,992,500            0.35%

See notes to financial statements.

                        BERGER SMALL COMPANY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                      March 31, 1998
                                                         (Unaudited)
--------------------------------------------------------------------
ASSETS
Investments, at cost                                  $ 503,234,472
--------------------------------------------------------------------
Investments, at value                                 $ 836,175,373
--------------------------------------------------------------------
Cash                                                      1,499,080
--------------------------------------------------------------------
Receivables
   Investment securities sold                            17,179,854
--------------------------------------------------------------------
   Fund shares sold                                         630,834
--------------------------------------------------------------------
   Dividends                                                 99,071
--------------------------------------------------------------------
   Interest                                                   4,393
--------------------------------------------------------------------
--------------------------------------------------------------------
        Total Assets                                    855,588,605
--------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                        9,518,277
--------------------------------------------------------------------
   Fund shares redeemed                                     726,623
--------------------------------------------------------------------
   Accrued investment advisory fees                         635,442
--------------------------------------------------------------------
   Accrued custodian fees                                    24,961
--------------------------------------------------------------------
   Accrued transfer agent fees                              329,081
--------------------------------------------------------------------
   Accrued 12b-1 fees                                        18,345
--------------------------------------------------------------------
   Accrued audit fees                                         9,597
--------------------------------------------------------------------
   Accrued administrative service fees                        7,061
--------------------------------------------------------------------
   Accrued shareholder reports                              245,489
--------------------------------------------------------------------
--------------------------------------------------------------------
        Total Liabilities                                11,514,876
--------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING           $ 844,073,729
--------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                           Unlimited
--------------------------------------------------------------------
   Shares Outstanding                                   166,061,929
--------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE                                               $        5.08
--------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                     Six Months Ended
                                                       March 31, 1998
                                                          (Unaudited)
---------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                          $     376,672
---------------------------------------------------------------------
   Interest                                               1,206,305
---------------------------------------------------------------------
        Total Income                                      1,582,977
---------------------------------------------------------------------
Expenses
---------------------------------------------------------------------
   Investment advisory fees                               3,589,420
---------------------------------------------------------------------
   Administrative services fee                               39,882
---------------------------------------------------------------------
   Accounting fees                                           41,961
---------------------------------------------------------------------
   Custodian fees                                            37,922
---------------------------------------------------------------------
   Transfer agent fees                                    1,115,176
---------------------------------------------------------------------
   Registration fees                                         35,491
---------------------------------------------------------------------
   12b-1 fees                                               356,064
---------------------------------------------------------------------
   Audit fees                                                26,097
---------------------------------------------------------------------
   Legal fees                                                26,140
---------------------------------------------------------------------
   Directors'/Trustees' fees and expenses                    34,670
---------------------------------------------------------------------
   Reports to shareholders                                  463,069
---------------------------------------------------------------------
   Other expenses                                            47,973
---------------------------------------------------------------------
        Total Expenses                                    5,813,865
---------------------------------------------------------------------
        Less fees paid indirectly                           (15,675)
---------------------------------------------------------------------
        Less earnings credits                               (34,878)
---------------------------------------------------------------------
        Total Expenses, Net                               5,763,312
---------------------------------------------------------------------
        Net Investment Income (Loss)                     (4,180,335)
---------------------------------------------------------------------
---------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
Net realized gain (loss) on securities and foreign
  currency transactions                                  47,705,661
---------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                                  (4,454,084)
---------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions          43,251,577
---------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                     $  39,071,242
---------------------------------------------------------------------
---------------------------------------------------------------------

See notes to financial statements.

                        BERGER SMALL COMPANY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months
                                                   Ended 3/31/98       Year Ended
                                                     (Unaudited)          9/30/97
---------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                       $ (4,180,335)   $   (8,257,780)
---------------------------------------------------------------------------------
Net realized gain (loss) on securities and
  foreign currency transactions                      47,705,661        78,747,991
---------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                              (4,454,084)       48,945,864
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                    39,071,242       119,436,075
---------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                         0                 0
---------------------------------------------------------------------------------
Net realized gains on investments                   (77,784,978)      (34,716,279)
---------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                     (77,784,978)      (34,716,279)
---------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                           147,526,073       413,578,028
---------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of distributions                                   75,634,398        33,942,130
---------------------------------------------------------------------------------
Payments for shares redeemed                       (243,057,744)     (501,022,213)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
  from Fund Share Transactions                      (19,897,273)      (53,502,055)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets               (58,611,009)       31,217,741
---------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                 902,684,738       871,466,997
---------------------------------------------------------------------------------
End of period                                      $844,073,729    $  902,684,738
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)            $484,198,774    $  504,096,047
---------------------------------------------------------------------------------
Undistributed net investment income (loss)           (4,217,288)          (36,953)
---------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                        31,151,342        61,230,659
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions      332,940,901       337,394,985
---------------------------------------------------------------------------------
   Total                                           $844,073,729    $  902,684,738
---------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                          30,550,915        92,035,384
---------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                      17,507,950         8,062,261
---------------------------------------------------------------------------------
Shares repurchased                                  (51,240,296)     (114,558,245)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                    (3,181,431)      (14,460,600)
---------------------------------------------------------------------------------
Shares outstanding, beginning of period             169,243,360       183,703,960
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shares outstanding, end of period                   166,061,929       169,243,360
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

See notes to financial statements.

                                     BERGER
                                  SMALL CAP
                                 VALUE FUND
PORTFOLIO MANAGER'S COMMENTARY   ROBERT H. PERKINS
                      [BERGER SMALL CAP VALUE FUND PHOTO]

PERFORMANCE
For the six-month period ending March 31, 1998, the Berger Small Cap Value Fund (the "Fund") had a total return of 9.58%(1) (investor shares) and 9.78%(1) (institutional shares), which lagged the returns of 11.75% and 17.21%, respectively, for the Dow Jones Industrial Average(2) and S&P 500,(2) and outperformed the 6.37% gain registered by the Russell 2000(3) index over the same period.
These differences in gains serve to highlight the market inefficiencies that can occur over the short term. In periods of uncertainty, investors put liquidity (a hallmark of large cap stocks) above relative value. We believe that investors who recognize the opportunities presented during these times of inefficiency can benefit from the long-term trend of outperformance by small cap investments. PERIOD IN REVIEW
Flat Fund performance in the fourth quarter 1997, the result of extreme volatility caused by difficulties in Asian economies, was the key reason our Fund did not keep pace with the broad market indexes for the six-month period. Fund performance was stronger in the first quarter 1998, but was held back by the market's preference for large cap growth stocks in January and February. As a result, valuations in the small cap market on March 31 remained at very low levels compared with large cap valuations, especially those of higher-growth stocks.
Our bank and savings and loan holdings underperformed the general market because of concerns over a flat yield curve and potentially lower earnings growth in case of an economic slowdown. We believe these concerns have been fully discounted by the 15-17 times earnings multiples among bank and savings and loan stocks, and by the continuing consolidation in the industry. Two of our Fund's holdings -- CFX Corporation and Life Financial -- are in the process of being acquired by other financial institutions. Approximately 12 of our bank and savings and loan holdings have been bought out since 1996.
We doubled our exposure to Real Estate Investment Trusts (REITs) because the yield disparity between REITs and Treasury bonds reached historically high levels. REIT yields, which historically trail those of Treasury bonds, were 7-8% compared with 6% for bonds.
We increased our commitment to "fallen" growth stocks, which we define as stocks of companies that have declined 50-75% in price because of a temporary interruption in earnings growth, are selling at 2-4 times cash and have no debt. Some of our fallen growth stock investments this reporting period include Speedfam International, XIRCON, Splash Technology, Brooks Automation and CFM Technologies.

In order to take advantage of strength among consumer stocks, we sold our holdings in West Marine, Bob Evans, Blair and Cavalier when they reached price earnings ratios of 20-25 times earnings.

As of March 31, our Fund's weighted market capitalization was slightly more than $500 million, and the average price/earnings ratio was 15 times 1999 estimated earnings. The latter figure excludes communications, natural resources and REITs because these sectors use different financial yardsticks.

LOOKING AHEAD
Going forward, we continue to like small banks and savings and loans, a sector in which we have long invested, and with some success. Consequently, we plan to take advantage of the relative weakness in the group to rebuild our Fund's exposure to it. We also plan to continue our investment in fallen growth stocks. We strongly believe that the risk/reward ratio of investment in these stocks is extremely favorable.

We appreciate your investment in the Berger Small Cap Value Fund.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. Dow Jones Industrial Average and the S&P 500 are unmanaged indexes, with dividends reinvested. One cannot invest directly in an index.
3. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies with market capitalizations of $172 million to $1.1 billion. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

                          BERGER SMALL CAP VALUE FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 INVESTOR SHARES
         COMPARISON OF CHANGE IN VALUE OF
         BERGER SMALL CAP VALUE FUND VS.
   RUSSELL 2000 INDEX AND COST OF LIVING INDEX
                                                     BERGER SMALL
                                                          CAP         RUSSELL    COST OF
                                                      VALUE FUND       2000      LIVING
                                                    INVESTOR SHARES    INDEX      INDEX
3/31/88                                                     $10,000    $10,000    $10,000
3/31/89                                                     $11,595    $11,307    $10,498
3/31/90                                                     $12,879    $11,931    $11,047
3/31/91                                                     $12,581    $12,750    $11,588
3/31/92                                                     $13,873    $15,428    $11,957
3/31/93                                                     $16,780    $17,722    $12,326
3/31/94                                                     $18,531    $19,666    $12,635
3/31/95                                                     $21,211    $20,751    $12,996
3/31/96                                                     $25,256    $26,779    $13,365
3/31/97                                                     $31,518    $28,147    $13,734
3/31/98                                                     $45,345    $39,973    $13,923
BERGER SMALL CAP VALUE FUND*
AVERAGE ANNUAL TOTAL RETURN
As of March 31, 1998
1 Year                                                       5 Year    10 Year
43.87%                                                       22.00%     16.32%
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares. Performance
data for the Investor Shares include
periods prior to the adoption of class
designations on February 14, 1997, and
therefore do not reflect the 0.25% per year
12b-1 fee applicable to the Investor Shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INSTITUTIONAL SHARES
  COMPARISON OF CHANGE IN VALUE OF BERGER SMALL
                CAP VALUE FUND VS.
   RUSSELL 2000 INDEX AND COST OF LIVING INDEX
                                                     BERGER SMALL
                                                          CAP
                                                      VALUE FUND      RUSSELL    COST OF
                                                     INSTITUTIONAL     2000      LIVING
                                                        SHARES         INDEX      INDEX
3/31/88                                                    $250,000   $250,000   $250,000
3/31/89                                                    $289,886   $282,684   $262,446
3/31/90                                                    $321,983   $298,284   $276,180
3/31/91                                                    $314,518   $318,757   $289,700
3/31/92                                                    $346,816   $385,706   $298,927
3/31/93                                                    $419,492   $443,048   $308,155
3/31/94                                                    $463,280   $491,651   $315,880
3/31/95                                                    $530,274   $518,786   $324,893
3/31/96                                                    $631,393   $669,479   $334,120
3/31/97                                                    $788,414   $703,671   $343,348
3/31/98                                                  $1,138,195   $999,316   $348,069
BERGER SMALL CAP VALUE FUND*
AVERAGE ANNUAL TOTAL RETURN
As of March 31, 1998
1 Year                                                       5 Year    10 Year
44.37%                                                       22.10%     16.37%
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

                          BERGER SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (84.21%)                                             March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
AUTO/TRUCK - ORIGINAL EQUIPMENT (1.56%)
         200,000   Simpson Industries, Inc.                       $    2,800,000
--------------------------------------------------------------------------------
BANKS - NORTHEAST (4.52%)
          50,000   Banknorth Group, Inc.                               3,650,000
--------------------------------------------------------------------------------
         140,000   CFX Corporation                                     4,462,500
--------------------------------------------------------------------------------
                                                                       8,112,500
--------------------------------------------------------------------------------
BANKS - SOUTHEAST (4.01%)
          65,000   CCB Financial Corporation                           7,186,562
--------------------------------------------------------------------------------
BUILDING - CONSTRUCTION PRODUCTS/MISCELLANEOUS (1.80%)
         152,400   Juno Lighting, Inc.                                 3,219,450
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (2.31%)
         300,000   Xircom, Inc.*                                       4,143,750
--------------------------------------------------------------------------------
COMPUTER - OPTICAL RECOGNITION (1.86%)
         300,000   Robotic Vision Systems, Inc.*                       3,337,500
--------------------------------------------------------------------------------
COMPUTER - PERIPHERAL EQUIPMENT (2.84%)
          85,000   Eltron International, Inc.*                         2,082,500
--------------------------------------------------------------------------------
         180,000   Splash Technology Holdings, Inc.*                   3,015,000
--------------------------------------------------------------------------------
                                                                       5,097,500
--------------------------------------------------------------------------------
CONSUMER PRODUCTS - MISCELLANEOUS (4.82%)
         360,000   Jostens, Inc.                                       8,640,000
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (4.29%)
         338,000   Federal Signal Corporation                          7,689,500
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (0.77%)
         220,000   Oak Technology, Inc.                                1,388,750
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (5.53%)
         230,000   Brooks Automation, Inc.*                            3,622,500
--------------------------------------------------------------------------------
         110,000   CFM Technologies, Inc.                              1,643,125
--------------------------------------------------------------------------------
         180,000   Speedfam International, Inc.*                       4,646,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                       9,911,875
--------------------------------------------------------------------------------
FINANCE - EQUITY REIT (7.62%)
         200,000   Associated Estates Realty Corp.                     4,175,000
--------------------------------------------------------------------------------
         263,900   IRT Property Co.                                    3,067,837
--------------------------------------------------------------------------------
         200,000   Summit Properties, Inc.                             4,025,000
--------------------------------------------------------------------------------
         140,000   Town & Country Trust                                2,388,750
--------------------------------------------------------------------------------
                                                                      13,656,587
--------------------------------------------------------------------------------

COMMON STOCK (84.21%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
FINANCE - SAVINGS & LOANS (6.98%)
         215,000   Life Financial Corp.                           $    4,300,000
--------------------------------------------------------------------------------
          80,000   Mech Financial, Inc.*                               2,440,000
--------------------------------------------------------------------------------
         220,000   Riverview Bancorp, Inc.                             3,726,250
--------------------------------------------------------------------------------
          81,000   Warren Bancorp Inc.                                 2,045,250
--------------------------------------------------------------------------------
                                                                      12,511,500
--------------------------------------------------------------------------------
MACHINE - TOOLS & RELATED PRODUCTS (0.43%)
          90,800   PPT Vision, Inc.*                                     771,800
--------------------------------------------------------------------------------
MEDIA - CABLE TV (4.25%)
         200,000   Jones Intercable Class A*                           3,650,000
--------------------------------------------------------------------------------
         230,000   Jones Intercable, Inc.*                             3,967,500
--------------------------------------------------------------------------------
                                                                       7,617,500
--------------------------------------------------------------------------------
MEDIA - NEWSPAPERS (3.94%)
         425,000   Hollinger International, Inc.                       7,065,625
--------------------------------------------------------------------------------
MEDIA - PERIODICALS (2.05%)
         210,000   Playboy Enterprises, Inc.*                          3,675,000
--------------------------------------------------------------------------------
MEDICAL - WHOLESALE DRUG/SUNDRIES (1.84%)
         270,000   Perrigo Company                                     3,307,500
--------------------------------------------------------------------------------
OIL & GAS - US EXPLORATION & PRODUCTION (4.36%)
         180,000   Chieftain International, Inc.*                      4,275,000
--------------------------------------------------------------------------------
         185,000   Seagull Energy Corporation*                         3,549,687
--------------------------------------------------------------------------------
                                                                       7,824,687
--------------------------------------------------------------------------------
RETAIL - APPAREL/SHOE (1.82%)
         160,000   Just For Feet, Inc.                                 3,260,000
--------------------------------------------------------------------------------
RETAIL - HOME FURNISHINGS (1.41%)
         180,000   Heilig-Meyers Co.                                   2,531,250
--------------------------------------------------------------------------------
RETAIL - MAIL ORDER & DIRECT (1.37%)
         428,600   Spiegel, Inc. Class A*                              2,464,450
--------------------------------------------------------------------------------
RETAIL/WHOLESALE - BUILDING PRODUCTS (1.57%)
         160,000   Eagle Hardware & Garden, Inc.*                      2,820,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - CELLULAR (3.25%)
         221,500   Centennial Cellular Corp. Class A*                  5,821,296
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (3.54%)
         800,000   General Communication, Inc.                         6,350,000
--------------------------------------------------------------------------------
TEXTILE - MILL/HOUSEHOLD (0.84%)
         161,300   Congoleum Corporation*                              1,512,187
--------------------------------------------------------------------------------
TRANSPORTATION - SHIP (4.61%)
         290,000   Knightsbridge Tankers Ltd.                          8,265,000
--------------------------------------------------------------------------------
Total Common Stock
(Cost $129,853,145)                                                  150,981,769
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          BERGER SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

INVESTMENT COMPANIES (6.46%)                                      March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
FINANCE - PUBLIC INVESTMENT FUND FOREIGN (6.46%)
         130,000   Central European Value Fund, Inc.              $    1,673,750
--------------------------------------------------------------------------------
         250,000   Emerging Markets Telecommunications Fund,
                   Inc.                                                3,750,000
--------------------------------------------------------------------------------
         115,000   GT Global Eastern Europe Fund, Inc.                 1,415,937
--------------------------------------------------------------------------------
         226,700   Latin America Equity Fund, Inc.                     3,102,956
--------------------------------------------------------------------------------
         150,000   Scudder New Asia Fund, Inc.                         1,640,625
--------------------------------------------------------------------------------
Total Investment Companies
(Cost $12,406,570)                                                    11,583,268
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (5.17%)
--------------------------------------------------------------------------------

$      9,277,000   Repurchase agreement with State Street Bank,
                   5.70% dated March 31, 1998, to be repurchased
                   at $9,278,469 on April 1, 1998,
                   collateralized by U.S. Treasury Bond, 6.75% -
                   April 10, 1998, with a value of $9,466,275
                   (Cost $9,277,000)                                   9,277,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $9,277,000)                                                      9,277,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

US GOVERNMENT AGENCY OBLIGATIONS (5.02%)                          March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
   $   4,000,000   Federal Home Loan Mortgage Corporation
                   Discount Note - 5.48% 4/14/98                  $    3,992,088
--------------------------------------------------------------------------------
       5,000,000   Federal National Mortgage Association
                   Discount Note - 5.47% 4/13/98                       4,990,883
--------------------------------------------------------------------------------
Total US Government Agency Obligations
(Cost $8,982,967)                                                      8,982,971
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (Cost $160,519,682) (100.86%)                      180,825,008
--------------------------------------------------------------------------------
Other liabilities, less other assets (-0.86%)                         (1,537,968)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $  179,287,040
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

                          BERGER SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments at cost                                                $160,519,682
--------------------------------------------------------------------------------
Investments at value                                               $180,825,008
--------------------------------------------------------------------------------
Cash                                                                         41
--------------------------------------------------------------------------------
Receivables
   Fund shares sold                                                   1,994,025
--------------------------------------------------------------------------------
   Interest                                                               1,469
--------------------------------------------------------------------------------
   Dividends                                                            118,066
--------------------------------------------------------------------------------
        Total Assets                                                182,938,609
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Fund shares redeemed                                                  55,936
--------------------------------------------------------------------------------
   Investment securities purchased                                    3,373,042
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                     127,812
--------------------------------------------------------------------------------
   Accrued custodian fees                                                 6,623
--------------------------------------------------------------------------------
   Accrued shareholder reports                                            5,327
--------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                    18,940
--------------------------------------------------------------------------------
   Accrued administrative service fees                                    1,420
--------------------------------------------------------------------------------
   Accrued audit fees                                                     8,101
--------------------------------------------------------------------------------
   Accrued transfer agent fees                                           28,848
--------------------------------------------------------------------------------
   Other accrued expenses                                                21,520
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Liabilities                                             3,647,569
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING (PAR VALUE $0.01,
  UNLIMITED SHARES AUTHORIZED)                                     $179,291,040
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Investor shares (based on net assets of $96,096,191 and
     4,441,431 shares outstanding)                                 $      21.64
--------------------------------------------------------------------------------
   Institutional shares (based on net assets of $83,194,849 and
     3,840,995 shares outstanding)                                 $      21.66
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                Six Months Ended
                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                       $  1,050,089
--------------------------------------------------------------------------------
   Interest                                                             429,901
--------------------------------------------------------------------------------
        Total Income                                                  1,479,990
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees                                             618,818
--------------------------------------------------------------------------------
   12b-1 fees - Investor Shares                                          90,933
--------------------------------------------------------------------------------
   Administrative service fees                                            6,876
--------------------------------------------------------------------------------
   Accounting fees                                                       12,515
--------------------------------------------------------------------------------
   Audit fees                                                            23,201
--------------------------------------------------------------------------------
   Transfer agent fees - Investor Shares                                 61,544
--------------------------------------------------------------------------------
   Transfer agent fees - Institutional Shares                            15,862
--------------------------------------------------------------------------------
   Custodian fees                                                        10,930
--------------------------------------------------------------------------------
   Reports to shareholders                                               51,276
--------------------------------------------------------------------------------
   Registration fees - Investor Shares                                   42,821
--------------------------------------------------------------------------------
   Registration fees - Institutional Shares                              25,381
--------------------------------------------------------------------------------
   Legal fees                                                            17,571
--------------------------------------------------------------------------------
   Directors'/Trustees' fees and expenses                                 5,808
--------------------------------------------------------------------------------
   Other expenses                                                         5,397
--------------------------------------------------------------------------------
        Total Expenses                                                  988,933
--------------------------------------------------------------------------------
        Less earnings credits                                            (7,447)
--------------------------------------------------------------------------------
        Expenses - Net                                                  981,486
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Net Investment Income (Loss)                                    498,504
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gains (losses) from securities and foreign
  currency transactions                                               9,640,171
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) from
  securities and foreign currency transactions                        4,640,777
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions                                      14,280,948
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $ 14,779,452
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

                          BERGER SMALL CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                               March 31, 1998         Period from
                                                  (Unaudited)   1/1/97 to 9/30/97
---------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                          $     498,504       $     285,658
---------------------------------------------------------------------------------
Net realized gains (losses) from securities
  and foreign currency transactions                9,640,171          13,448,833
---------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) from securities and
  foreign currency transactions                    4,640,777           7,588,958
---------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                      14,779,452          21,323,449
---------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Investor Shares             (589,238)                 --
---------------------------------------------------------------------------------
Net investment income - Institutional
  Shares                                            (706,938)                 --
---------------------------------------------------------------------------------
Net realized gains on investments -
  Investor Shares                                 (7,188,217)                 --
---------------------------------------------------------------------------------
Net realized gains on investments -
  Institutional Shares                            (6,438,164)                 --
---------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends
  and Distributions to Shareholders              (14,922,557)                 --
---------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                         94,332,616          73,022,239
---------------------------------------------------------------------------------
Issued in reinvestment of dividends               12,934,335                  --
---------------------------------------------------------------------------------
Payment for shares redeemed                      (41,493,569)        (16,725,574)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Derived from Fund Share Transactions            65,773,382          56,296,665
---------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                 65,630,277          77,620,114
---------------------------------------------------------------------------------
NET ASSETS
Beginning of period                              113,660,763          36,040,649
---------------------------------------------------------------------------------
End of Period                                  $ 179,291,040       $ 113,660,763
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital (par value and paid in surplus)        $ 149,970,127       $  84,196,745
---------------------------------------------------------------------------------
Undistributed net investment income (loss)          (535,809)            261,863
---------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                      9,551,396          13,537,606
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
  from investments and foreign currency
  transactions                                    20,305,326          15,664,549
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
        Net Assets                             $ 179,291,040       $ 113,660,763
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

                                                           Period from January 1,
                                  Six Months Ended March   1997* to September 30,
                                    31, 1998 (Unaudited)                     1997
---------------------------------------------------------------------------------
Institutional Shares
Shares Sold                      1,418,006  $ 29,341,722    978,188  $ 19,358,765
---------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of
  distributions                    283,736     5,661,885         --            --
---------------------------------------------------------------------------------
Shares repurchased                (478,625)  (10,018,509)  (546,394)  (10,307,663)
---------------------------------------------------------------------------------
Net Increase (Decrease) in
  Shares                         1,223,117    24,985,098    431,794     9,051,102
---------------------------------------------------------------------------------
Shares outstanding, beginning
  of period                      2,617,878    36,924,110  2,186,084    27,873,008
---------------------------------------------------------------------------------
Shares outstanding, end of
  period                         3,840,995  $ 61,909,208  2,617,878  $ 36,924,110
---------------------------------------------------------------------------------
Investor Shares
Shares sold                      3,146,672  $ 64,990,894  2,806,894  $ 53,663,252
---------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of
  distributions                    365,158     7,272,450         --            --
---------------------------------------------------------------------------------
Shares repurchased              (1,548,659)  (31,475,060)  (328,634)   (6,417,911)
---------------------------------------------------------------------------------
Net Increase (Decrease) in
  Shares                         1,963,171    40,788,284  2,478,260    47,245,341
---------------------------------------------------------------------------------
Shares outstanding, beginning
  of period                      2,478,260    47,245,341         --            --
---------------------------------------------------------------------------------
Shares outstanding, end of
  period                         4,441,431  $ 88,033,625  2,478,260  $ 47,245,341
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

* For the period from January 1, 1997 through September 30, 1997 for the Institutional Shares and for the period from February 14, 1997 (commencement of Investor Shares) through September 30, 1997 for the Investor Shares.

See notes to financial statements.

                                     BERGER
                                    MID CAP
                                GROWTH FUND
PORTFOLIO MANAGER'S COMMENTARY   AMY K. SELNER
                       [BERGER MID CAP GROWTH FUND PHOTO]

PERFORMANCE
The Berger Mid Cap Growth Fund, which commenced operations on December 31, 1997, had an impressive gain of 26%(1) in its first quarter. This compares with a gain of 11.01% for the Standard & Poor's (S&P) 400 index,(2) an indicator of mid cap stock performance in the overall market.
PERIOD IN REVIEW
Fund performance benefited particularly in the first quarter from our overweighting in the technology (31.3%) and healthcare (16.7%) sectors. Our Fund's core holdings in information technology service stocks, including Keane and Sapient, had solid earnings and high recurring revenue. After a strong run early in the quarter, prices of our semiconductor equipment stocks, including KLA-Tencor and ETEC Systems, peaked in late February, and we scaled back our holdings. We will consider increasing investment in semiconductor equipment stocks on news of order improvements. Other technology outperformers for our Fund included Comverse Technology and Linear Technology.
In the healthcare sector, pharmaceuticals continue to benefit from a rising pace of innovation, shorter development times and faster regulatory reviews. Two Fund holdings in this sector, Forest Laboratories and Mylan Laboratories, remain on the growth curve.
Among consumer stocks held by our Fund, the consolidating sectors of outdoor advertising and radio broadcasting contributed positively to performance. Interestingly, local and national radio and outdoor advertising is strengthening, while national television network advertising is softening. Radio is clearly gaining advertising revenue share. Our Fund has two core holdings among radio stocks -- Cox Radio and Jacor Communications. Among outdoor advertisers, Universal Outdoor and Outdoor Systems are enjoying strong pricing trends. As the tobacco-advertising ban begins to take hold, new advertisers are flocking to the high-profile billboards previously committed to tobacco companies, and they are paying a premium for them.
Our Fund was underweighted in the poor-performing energy sector for most of the quarter, but we began to selectively add to this sector in mid-March. We expect to increase exposure in this sector as oil prices stabilize and supply/demand fundamentals improve. The market was disappointed by the magnitude of production cuts announced by OPEC during the quarter, and it has taken a "show-me" stance regarding the implementation of these cuts and their impact on supply.
LOOKING AHEAD
The market's first-quarter strength was fostered by robust economic trends that we believe can continue. There is significant strength in retail spending, housing and construction. Employment growth has been at near-record levels. Personal income is rising, and consumer confidence is at an all-time high. Low inflation and falling commodity prices have kept a lid on interest rates. Because of Asia, the Federal Reserve is more likely to ease or keep rates flat in the second quarter. We expect more visibility regarding the Asian crisis and its effect on Japan and end demand in that region in the second quarter.

We're cautiously optimistic about prospects for mid cap stocks going forward. The S&P 400 index has been improving in relative value to the S&P 500 and is currently trading at a discount that is at the lower end of the historical range. This suggests better relative valuation for mid cap stocks compared with the larger cap stocks that dominate the S&P 500.

Thank you for your investment in the Berger Mid Cap Growth Fund.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. The S&P 400 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 400 publicly traded U.S. companies. It is a generally recognized indicator used to measure mid cap stock performance in the U.S. stock market. One cannot invest directly in an index.

                           BERGER MID CAP GROWTH FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMPARISON OF CHANGE IN VALUE OF
          BERGER MID CAP GROWTH FUND VS.
            S&P 400 MID CAP INDEX AND
               COST OF LIVING INDEX
                                                      BERGER      S&P 400    COST OF
                                                      MID CAP     MIDCAP     LIVING
                                                    GROWTH FUND    INDEX      INDEX
12/31/97                                                $10,000    $10,000    $10,000
1/31/98                                                 $10,340     $9,800    $10,019
2/28/98                                                 $12,060    $10,601    $10,037
3/31/98                                                 $12,600    $11,099    $10,037
BERGER MID CAP GROWTH FUND*
TOTAL RETURN
As of March 31, 1998
Life of Fund                                             26.00%
(12/31/97)
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

                           BERGER MID CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (95.50%)                                             March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
BANKS - NORTHEAST (2.04%)
           1,800   Peoples Bank Bridgeport Connecticut               $    68,343
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - ADVERTISING (6.69%)
           2,250   Lamar Advertising Company*                             78,750
--------------------------------------------------------------------------------
           2,200   Outdoor Systems, Inc.*                                 77,137
--------------------------------------------------------------------------------
           1,050   Universal Outdoor Holdings, Inc.*                      67,725
--------------------------------------------------------------------------------
                                                                         223,612
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - SCHOOLS (2.02%)
           1,400   Apollo Group, Inc.*                                    67,375
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - SECURITY/SAFETY (1.64%)
           1,610   Corrections Corporation of America*                    54,941
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (4.79%)
           1,450   Keane, Inc.*                                           81,925
--------------------------------------------------------------------------------
           1,650   Sapient Corporation*                                   78,168
--------------------------------------------------------------------------------
                                                                         160,093
--------------------------------------------------------------------------------
COMPUTER - INTEGRATED SYSTEMS (1.49%)
           1,250   Wind River Systems, Inc.*                              49,687
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE (1.68%)
           1,650   Rexall Sundown, Inc.*                                  56,203
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (5.16%)
             600   Etec Systems, Inc.*                                    35,400
--------------------------------------------------------------------------------
           1,300   KLA Tenor Corporation*                                 49,725
--------------------------------------------------------------------------------
           1,800   Kulicke & Soffa Industries, Inc.*                      39,150
--------------------------------------------------------------------------------
           1,200   Teradyne, Inc.*                                        48,075
--------------------------------------------------------------------------------
                                                                         172,350
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (7.44%)
           1,950   Credence Systems Corporation*                          56,428
--------------------------------------------------------------------------------
           1,070   Linear Technology Corporation                          73,830
--------------------------------------------------------------------------------
           2,020   Maxim Integrated Products, Inc.*                       73,603
--------------------------------------------------------------------------------
           1,200   Xilinx, Inc.*                                          44,925
--------------------------------------------------------------------------------
                                                                         248,786
--------------------------------------------------------------------------------
FINANCE - EQUITY REIT (1.12%)
             900   CCA Prison Realty Trust                                37,293
--------------------------------------------------------------------------------
FINANCE - SAVINGS & LOAN (5.12%)
           2,400   Ocwen Financial Corporation*                           66,600
--------------------------------------------------------------------------------
           3,840   Sovereign Bancorp, Inc.                                69,840
--------------------------------------------------------------------------------
             500   Webster Preferred Capital Corporation                  34,750
--------------------------------------------------------------------------------
                                                                         171,190
--------------------------------------------------------------------------------

COMMON STOCK (95.50%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
FINANCE - CONSUMER/COMMERCIAL LOANS (4.11%)
           1,850   Safeguard Scientifics, Inc.*                      $    69,606
--------------------------------------------------------------------------------
           2,250   Sirrom Capital Corporation                             67,640
--------------------------------------------------------------------------------
                                                                         137,246
--------------------------------------------------------------------------------
FINANCIAL SERVICES - MISCELLANEOUS (1.94%)
           1,300   Newcourt Credit Group, Inc.                            65,000
--------------------------------------------------------------------------------
HOUSEHOLD/OFFICE FURNITURE (1.42%)
           1,300   Steelcase, Inc.                                        47,450
--------------------------------------------------------------------------------
INSURANCE - PROPERTY/CASUALTY/TITLE (1.09%)
           2,700   American Safety Insurance Group*                       36,450
--------------------------------------------------------------------------------
MEDIA - RADIO/TV (8.12%)
           1,600   Cox Radio, Inc.*                                       77,600
--------------------------------------------------------------------------------
           1,400   Heftel Broadcasting Corporation*                       62,650
--------------------------------------------------------------------------------
           1,150   Jacor Communications, Inc.*                            67,850
--------------------------------------------------------------------------------
           1,700   Univision Communications, Inc.*                        63,325
--------------------------------------------------------------------------------
                                                                         271,425
--------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (7.74%)
           1,600   Alza Corporation*                                      71,700
--------------------------------------------------------------------------------
           1,700   Dura Pharmaceuticals, Inc.*                            41,862
--------------------------------------------------------------------------------
           1,950   Forest Laboratories, Inc.*                             73,125
--------------------------------------------------------------------------------
           1,990   Jones Medical Industries, Inc.                         72,013
--------------------------------------------------------------------------------
                                                                         258,700
--------------------------------------------------------------------------------
MEDICAL - GENERIC DRUGS (3.37%)
           3,100   Mylan Laboratories                                     71,300
--------------------------------------------------------------------------------
           1,150   Watson Pharmaceuticals, Inc.*                          41,400
--------------------------------------------------------------------------------
                                                                         112,700
--------------------------------------------------------------------------------
MEDICAL - HOSPITALS (2.07%)
           1,200   Universal Health Services, Inc.*                       69,300
--------------------------------------------------------------------------------
MEDICAL - WHOLESALE DRUG/SUNDRIES (2.04%)
           1,180   McKesson Corporation                                   68,145
--------------------------------------------------------------------------------
MEDICAL/DENTAL - SUPPLIES (1.31%)
             810   Steris Corporation*                                    43,740
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (0.37%)
             400   Noble Drilling Corporation*                            12,225
--------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (1.64%)
           1,500   BJ Services Co.*                                       54,656
--------------------------------------------------------------------------------
OIL & GAS - MACHINERY & EQUIPMENT (2.53%)
             600   Camco International, Inc.                              36,300
--------------------------------------------------------------------------------
             800   Cooper Cameron Corporation*                            48,300
--------------------------------------------------------------------------------
                                                                          84,600
--------------------------------------------------------------------------------

                           BERGER MID CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (95.50%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
OIL & GAS - US EXPLORATION & PRODUCTION (1.65%)
           2,340   Ocean Energy, Inc.*                               $    55,136
--------------------------------------------------------------------------------
POLLUTION CONTROL - EQUIPMENT (1.47%)
           1,400   United States Filter Corporation*                      49,175
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (1.64%)
           2,200   Allied Waste Industries, Inc.*                         54,931
--------------------------------------------------------------------------------
RETAIL - MISCELLANEOUS/DIVERSIFIED (1.66%)
           2,050   Pier 1 Imports, Inc.                                   55,606
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT (3.42%)
           2,000   Advanced Fibre Communications                          72,750
--------------------------------------------------------------------------------
             850   Comverse Technology, Inc.*                             41,543
--------------------------------------------------------------------------------
                                                                         114,293
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (8.73%)
           1,400   Global Telesystems Group, Inc.*                        65,450
--------------------------------------------------------------------------------
           1,500   ICG Communications, Inc.*                              55,875
--------------------------------------------------------------------------------
             700   Intermedia Communications, Inc.*                       55,737
--------------------------------------------------------------------------------
           1,500   Mcleod Inc.*                                           63,375
--------------------------------------------------------------------------------
           1,200   Winstar Communications, Inc.*                          51,308
--------------------------------------------------------------------------------
                                                                         291,745
--------------------------------------------------------------------------------
Total Common Stock
(Cost $2,941,535)                                                      3,192,396
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

US GOVERNMENT AGENCY OBLIGATIONS (7.48%)
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                       MARKET
PRINCIPAL AMOUNT                                                        VALUE
--------------------------------------------------------------------------------
         250,000   Federal Home Loan Mortgage Corporation Discount
                   Note - 5.60% 4/2/98                               $   249,961
--------------------------------------------------------------------------------
Total US Government Agency Obligations
(Cost $249,961)                                                          249,961
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (1.20%)                                      March 31, 1998
--------------------------------------------------------------------------------

$         40,000   Repurchase agreement with State Street Bank,
                   5.70% dated March 31, 1998, to be repurchased at
                   $40,006 on April 1, 1998, collateralized by U.S.
                   Treasury Bond, 6.60% - January 1, 2026, with a
                   value of $44,100
                   (Cost $40,000)                                         40,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $40,000)                                                            40,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (Cost $3,231,496) (104.18%)                          3,482,357
--------------------------------------------------------------------------------
Total liabilities, less other assets (-4.18%)                           (139,580)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $ 3,342,777
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

                           BERGER MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                 $3,231,496
--------------------------------------------------------------------------------
Investments, at value                                                $3,482,357
--------------------------------------------------------------------------------
Cash                                                                         72
--------------------------------------------------------------------------------
Receivables
   Investment securities sold                                           151,474
--------------------------------------------------------------------------------
   Fund shares sold                                                      52,006
--------------------------------------------------------------------------------
   Dividends                                                                647
--------------------------------------------------------------------------------
   Interest                                                                   6
--------------------------------------------------------------------------------
Other Assets                                                              3,657
--------------------------------------------------------------------------------
        Total Assets                                                  3,690,219
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                      334,472
--------------------------------------------------------------------------------
   Fund shares redeemed                                                   2,483
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                       1,879
--------------------------------------------------------------------------------
   Accrued custodian fees                                                 3,394
--------------------------------------------------------------------------------
   Accrued transfer agent fees                                              431
--------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                       626
--------------------------------------------------------------------------------
   Accrued audit fees                                                     3,514
--------------------------------------------------------------------------------
   Accrued administrative service fees                                       25
--------------------------------------------------------------------------------
   Accrued shareholder reports                                               34
--------------------------------------------------------------------------------
   Other accrued expenses                                                   584
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Liabilities                                               347,442
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                          $3,342,777
--------------------------------------------------------------------------------
Capital Shares
   Authorized (par value $0.01)                                       Unlimited
--------------------------------------------------------------------------------
   Shares outstanding                                                   265,327
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE             $    12.60
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                     Period from
                                                                    12/31/97* to
                                                                         3/31/98
                                                                     (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                        $     1,173
--------------------------------------------------------------------------------
   Interest                                                               7,025
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Income                                                      8,198
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                               3,591
--------------------------------------------------------------------------------
   Administrative services fee                                               48
--------------------------------------------------------------------------------
   Accounting fees                                                        2,250
--------------------------------------------------------------------------------
   Custodian fees                                                         2,840
--------------------------------------------------------------------------------
   Transfer agent fees                                                      706
--------------------------------------------------------------------------------
   Registration fees                                                      1,638
--------------------------------------------------------------------------------
   12b-1 fees                                                             1,197
--------------------------------------------------------------------------------
   Audit fees                                                             3,514
--------------------------------------------------------------------------------
   Legal fees                                                                 4
--------------------------------------------------------------------------------
   Directors'/Trustees' fees and expenses                                    28
--------------------------------------------------------------------------------
   Reports to shareholders                                                  154
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Expenses                                                   15,970
--------------------------------------------------------------------------------
        Less fees waived by the advisor                                  (6,338)
--------------------------------------------------------------------------------
        Less earnings credits                                               (53)
--------------------------------------------------------------------------------
        Total Expenses, Net                                               9,579
--------------------------------------------------------------------------------
        Net Investment Income (loss)                                     (1,381)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign currency
  transactions                                                          197,447
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on securities
  and foreign currency transactions                                     250,861
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign
  Currency Transactions                                                 448,308
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $   446,927
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Commencement of investment operations.

See notes to financial statements.

                           BERGER MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                        Period from 12/31/97* to
                                                                         3/31/98
                                                                     (Unaudited)
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                        $    (1,381)
--------------------------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions                                                 197,447
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  on securities and foreign currency transactions                       250,861
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                            446,927
--------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                         0
--------------------------------------------------------------------------------
Net realized gains on investments                                             0
--------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                                               0
--------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                             3,437,208
--------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment of
  distributions                                                               0
--------------------------------------------------------------------------------
Payments for shares redeemed                                           (541,358)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                                             2,895,850
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                 3,342,777
--------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                                           0
--------------------------------------------------------------------------------
End of period                                                       $ 3,342,777
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                             $ 2,895,850
--------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (1,381)
--------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                                           197,447
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions                          250,861
--------------------------------------------------------------------------------
   Total                                                            $ 3,342,777
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                                             311,610
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                                               0
--------------------------------------------------------------------------------
Shares repurchased                                                      (46,283)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                       265,327
--------------------------------------------------------------------------------
Shares outstanding, beginning of period                                       0
--------------------------------------------------------------------------------
Shares outstanding, end of period                                       265,327
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Commencement of investment operations.

See notes to financial statements.

                                     BERGER
                                        100
                                       FUND
PORTFOLIO MANAGER'S COMMENTARY   PATRICK S. ADAMS
                            [BERGER 100 FUND PHOTO]

PERFORMANCE
The first quarter of 1998 started the year off very strong. The Berger 100 Fund (the "Fund") returned 17.99%(1) in the first quarter of 1998 versus only 13.94% for the Standard & Poor's (S&P) 500(2) and 12.38% for the Lipper Growth Index.(3) The first-quarter return positioned the fund as a leader in its peer group. Although we lagged the S&P for the six-month period, (11.03% compared with 17.21%), we are very pleased to report that we have made significant progress toward achieving our goal of returning the Berger 100 Fund to top-quartile performance in its peer group.
PERIOD IN REVIEW
Patrick Adams has been at the helm of our fund for a full year and has returned 42.31% for that period. Our philosophy is to focus primarily on high-quality growth companies that are reasonably priced; as a result, we have significant exposure in technology, consumer cyclicals and capital goods. Likewise, we took profits in financials and healthcare.
We had major gains in several stocks in technology and consumer cyclicals sectors since January 1. Our big winners in technology included Parametric Technology, up 41%, and Cadence Design Systems, up 41%. Among consumer cyclicals, one of our strongest performers was apparel manufacturer Tommy Hilfiger, which gained a stunning 71%. We like the prospects for other apparel companies such as Hilfiger and also own Liz Claiborne and Jones Apparel Group, both of which delivered excellent returns during the first quarter.
Although we are underweighted in the financial sector, we had excellent performance from some of our holdings, including Chase Manhattan Corp., which gained more than 20%, and The Money Store, up more than 50%.
LOOKING AHEAD
We believe that, as 1998 continues to unfold, the U.S. economy will prove to be very strong. We see no signs of recession ahead. Inflation and interest rates are low. Job growth is high. We find little evidence of excess inventory buildup. We also believe that the potential negative impact on U.S. stocks from Asian events has been widely discounted in the market. However, we will keep a close eye on Asia, watching for any signs of deterioration.
Given this scenario, we believe the economy can continue to expand for at least the next couple of years. There is always the concern, however, that the economy will expand at too fast a clip, which would lead the Federal Reserve Board to raise interest rates -- something the market abhors. The Fed's stance so far in 1998 has been very accommodating; however, and it seems likely to maintain that stance as long as the economy does not become overheated.

Going foward, we will continue to manage the Berger 100 Fund in keeping with our long-standing philosophy that earnings growth is the primary factor that determines a stock's performance over the long term. Accordingly, we will primarily focus on high-quality companies with a history of steady earnings growth and attractive valuations.

Thank you for your investment in the Berger 100 Fund.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.
3. The Lipper Growth Fund Index is an equally weighted performance index, adjusted for capital gains distribution and income dividends, of the largest qualifying funds in the Lipper category. Source: Lipper Analytical Services, Inc.

                                BERGER 100 FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 COMPARISON OF CHANGE IN VALUE OF BERGER 100 FUND
                       VS.
      S&P 500 INDEX AND COST OF LIVING INDEX
                                                                           COST OF
                                                     BERGER     S&P 500    LIVING
                                                    100 FUND     INDEX      INDEX
3/31/88                                               $10,000    $10,000    $10,000
3/31/89                                               $11,189    $11,809    $10,498
3/31/90                                               $14,563    $14,080    $11,047
3/31/91                                               $18,592    $16,108    $11,588
3/31/92                                               $25,991    $17,883    $11,957
3/31/93                                               $29,111    $20,603    $12,326
3/31/94                                               $33,656    $20,906    $12,635
3/31/95                                               $33,384    $24,156    $12,996
3/31/96                                               $42,405    $31,904    $13,365
3/31/97                                               $42,700    $38,229    $13,734
3/31/98                                               $60,766    $56,568    $13,923
BERGER 100 FUND*
AVERAGE ANNUAL TOTAL RETURN                                       1 Year     5 Year    10 Year
As of March 31, 1998                                              42.31%     15.86%     19.77%
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

                                BERGER 100 FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (87.01%)                                             March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE (1.91%)
         700,000  The Boeing Company                              $   36,487,500
--------------------------------------------------------------------------------
AUTO/TRUCK - ORIGINAL EQUIPMENT (0.93%)
         315,000  Lear Corporation*                                   17,758,125
--------------------------------------------------------------------------------
BANKS - MONEY CENTER (1.80%)
         255,000  Chase Manhattan Corporation                         34,393,125
--------------------------------------------------------------------------------
BEVERAGES - SOFT DRINKS (0.93%)
         414,000  Pepsico, Inc.                                       17,672,625
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (4.76%)
       2,725,900  Parametric Technology Corporation*                  90,806,543
--------------------------------------------------------------------------------
             838  Structural Dynamics Research Corporation*               20,845
--------------------------------------------------------------------------------
                                                                      90,827,388
--------------------------------------------------------------------------------
COMPUTER - GRAPHICS (2.86%)
       1,574,900  Cadence Design Systems, Inc.*                       54,530,912
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (1.63%)
         820,000  Ascend Communications, Inc.*                        31,057,500
--------------------------------------------------------------------------------
COMPUTER - MAINFRAMES (1.63%)
         300,000  International Business Machines Corporation         31,162,500
--------------------------------------------------------------------------------
COMPUTER - MINI/MICRO (2.76%)
         337,800  Hewlett-Packard Company                             21,408,075
--------------------------------------------------------------------------------
         749,200  Sun Microsystems, Inc.*                             31,255,687
--------------------------------------------------------------------------------
                                                                      52,663,762
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (1.36%)
         475,000  Tyco Laboratories, Inc.*                            25,946,875
--------------------------------------------------------------------------------
ELECTRICAL - EQUIPMENT (3.98%)
         920,000  Honeywell, Inc.                                     76,072,500
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (2.39%)
         403,100  Applied Materials, Inc.*                            14,234,468
--------------------------------------------------------------------------------
       1,117,700  Lam Research Corporation*                           31,435,312
--------------------------------------------------------------------------------
                                                                      45,669,780
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (7.37%)
         233,300  Altera Corporation*                                  8,807,075
--------------------------------------------------------------------------------
         154,100  Linear Technology Corporation                       10,632,900
--------------------------------------------------------------------------------
         593,800  Maxim Integrated Products, Inc.*                    21,636,587
--------------------------------------------------------------------------------
         400,000  Micron Technology, Inc.*                            11,625,000
--------------------------------------------------------------------------------
       1,763,000  National Semiconductor Corporation*                 36,912,812
--------------------------------------------------------------------------------
       1,363,600  Xilinx, Inc.*                                       51,049,775
--------------------------------------------------------------------------------
                                                                     140,664,149
--------------------------------------------------------------------------------

COMMON STOCK (87.01%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
FINANCE - MORTGAGE & RELATED SERVICES (1.16%)
         780,800  Green Tree Financial Corporation                $   22,204,000
--------------------------------------------------------------------------------
FOOD - FLOUR & GRAIN (1.69%)
       1,000,900  Interstate Bakeries Corporation                     32,341,581
--------------------------------------------------------------------------------
HOUSEHOLD - HOUSEWARES (3.07%)
       1,330,200  Sunbeam Corporation                                 58,611,937
--------------------------------------------------------------------------------
LEISURE - GAMING (1.56%)
         500,000  GTECH Holdings Corporation*                         19,437,500
--------------------------------------------------------------------------------
         422,700  Mirage Resorts, Inc.*                               10,276,893
--------------------------------------------------------------------------------
                                                                      29,714,393
--------------------------------------------------------------------------------
LEISURE - HOTELS & MOTELS (3.11%)
       1,091,300  Hilton Hotels Corporation                           34,785,187
--------------------------------------------------------------------------------
         515,572  Promus Hotel Corporation*                           24,618,563
--------------------------------------------------------------------------------
                                                                      59,403,750
--------------------------------------------------------------------------------
MACHINE - TOOLS & RELATED PRODUCTS (0.81%)
         295,000  Kennametal, Inc.                                    15,524,375
--------------------------------------------------------------------------------
MEDICAL - DRUG/DIVERSIFIED (1.90%)
         200,000  American Home Products Corporation                  19,075,000
--------------------------------------------------------------------------------
         235,000  Johnson & Johnson                                   17,228,437
--------------------------------------------------------------------------------
                                                                      36,303,437
--------------------------------------------------------------------------------
MEDICAL - OUTPATIENT/HOME CARE (1.03%)
         700,000  HEALTHSOUTH Corporation*                            19,643,750
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (2.53%)
         400,000  Diamond Offshore Drilling, Inc.                     18,150,000
--------------------------------------------------------------------------------
         587,500  Transocean Offshore, Inc.                           30,219,531
--------------------------------------------------------------------------------
                                                                      48,369,531
--------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (1.24%)
         470,000  Halliburton Company                                 23,588,125
--------------------------------------------------------------------------------
OIL & GAS - MACHINERY/EQUIPMENT (0.93%)
         440,000  Baker Hughes, Inc.                                  17,710,000
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (2.52%)
         660,000  Fort James Corporation                              30,236,250
--------------------------------------------------------------------------------
         357,700  Kimberly-Clark Corporation                          17,929,712
--------------------------------------------------------------------------------
                                                                      48,165,962
--------------------------------------------------------------------------------
POLLUTION CONTROL - EQUIPMENT (2.81%)
       1,528,800  United States Filter Corporation*                   53,699,100
--------------------------------------------------------------------------------

                                BERGER 100 FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (87.01%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (6.37%)
       1,838,100  Republic Industries, Inc.*                      $   47,445,956
--------------------------------------------------------------------------------
       1,665,700  USA Waste Services, Inc.*                           74,227,756
--------------------------------------------------------------------------------
                                                                     121,673,712
--------------------------------------------------------------------------------
RETAIL - APPAREL/SHOE (1.95%)
         516,200  Ross Stores, Inc.                                   22,777,325
--------------------------------------------------------------------------------
         320,000  TJX Companies, Inc.                                 14,480,000
--------------------------------------------------------------------------------
                                                                      37,257,325
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES (1.80%)
         400,000  Consolidated Stores Corporation*                    17,175,000
--------------------------------------------------------------------------------
         330,000  Federated Department Stores, Inc.*                  17,098,125
--------------------------------------------------------------------------------
                                                                      34,273,125
--------------------------------------------------------------------------------
RETAIL - RESTAURANTS (0.66%)
         210,000  McDonalds Corporation                               12,600,000
--------------------------------------------------------------------------------
RETAIL - WHOLESALE COMPUTERS/CELLULAR (1.45%)
       1,478,650  CHS Electronics, Inc.*                              27,724,687
--------------------------------------------------------------------------------
RETAIL/WHOLESALE - AUTO PARTS (1.24%)
         700,000  Autozone, Inc.*                                     23,712,500
--------------------------------------------------------------------------------
RETAIL/WHOLESALE - BUILDING PRODUCTS (0.86%)
         232,700  Lowes Cos., Inc.                                    16,332,631
--------------------------------------------------------------------------------
RETAIL/WHOLESALE - OFFICE SUPPLIES (2.60%)
         820,000  Office Depot, Inc.*                                 25,522,500
--------------------------------------------------------------------------------
       1,345,000  Officemax, Inc.*                                    24,041,875
--------------------------------------------------------------------------------
                                                                      49,564,375
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (0.78%)
         345,000  Worldcom, Inc.*                                     14,856,562
--------------------------------------------------------------------------------
TEXTILE - APPAREL MANUFACTURING (7.49%)
         400,000  Jones Apparel Group, Inc.*                          22,025,000
--------------------------------------------------------------------------------
       1,237,400  Liz Claiborne, Inc.                                 61,715,325
--------------------------------------------------------------------------------
         985,500  Tommy Hilfiger Corporation*                         59,191,593
--------------------------------------------------------------------------------
                                                                     142,931,918
--------------------------------------------------------------------------------
TOBACCO (3.15%)
       1,445,000  Philip Morris Companies, Inc.                       60,238,450
--------------------------------------------------------------------------------
Total Common Stock
(Cost $1,447,909,718)                                              1,661,351,967
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT TRUST (4.90%)                                          March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
FINANCE - PUBLIC INVESTMENT FUND (4.90%)
         850,000  S&P 500 Depository Receipts                     $   93,526,562
--------------------------------------------------------------------------------
Total Investment Trust
(Cost $90,214,330)                                                    93,526,562
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

US GOVERNMENT AGENCY OBLIGATIONS (4.17%)
--------------------------------------------------------------------------------

      20,000,000  Federal Home Loan Mortgage Corporation
                  Discount Note 5.41% 4/23/98                         19,933,877
--------------------------------------------------------------------------------
      20,000,000  Federal Home Loan Mortgage Corporation
                  Discount Note 5.40% 5/4/98                          19,901,000
--------------------------------------------------------------------------------
      20,000,000  Federal National Mortgage Association Discount
                  Note 5.42% 4/20/98                                  19,942,788
--------------------------------------------------------------------------------
      20,000,000  Federal National Mortgage Association Discount
                  Note 5.40% 5/5/98                                   19,898,000
--------------------------------------------------------------------------------
Total US Government Agency Obligations
(Cost $79,675,665)                                                    79,675,665
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREFERRED STOCK (1.28%)
--------------------------------------------------------------------------------

RETAIL - MAIL ORDER & DIRECT (1.28%)
         470,000  Cendant Corporation                                 24,498,750
--------------------------------------------------------------------------------
Total Preferred Stock
(Cost $23,500,000)                                                    24,498,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.05%)
--------------------------------------------------------------------------------

$        981,000  Repurchase agreement with State Street Bank,
                  5.70% dated March 31, 1998, to be repurchased
                  at $981,155 on April 1, 1998, collateralized
                  by U.S. Treasury Bond, 6.50% - August 20,
                  2016, with a value of $1,004,500
                  (Cost $981,000)                                        981,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $981,000)                                                          981,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (Cost $1,642,280,713) (97.42%)                   1,860,033,944
--------------------------------------------------------------------------------
Other assets, less liabilities (2.58%)                                49,331,865
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $1,909,365,809
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

                                BERGER 100 FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                              $1,642,280,713
--------------------------------------------------------------------------------
Investments, at value                                             $1,860,033,944
--------------------------------------------------------------------------------
Cash                                                                         624
--------------------------------------------------------------------------------
Receivables
   Investment securities sold                                         90,998,567
--------------------------------------------------------------------------------
   Fund shares sold                                                    4,492,359
--------------------------------------------------------------------------------
   Dividends                                                             882,048
--------------------------------------------------------------------------------
   Interest                                                                  155
--------------------------------------------------------------------------------
        Total Assets                                               1,956,407,697
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                    41,303,789
--------------------------------------------------------------------------------
   Fund shares redeemed                                                2,579,639
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                    1,215,609
--------------------------------------------------------------------------------
   Accrued custodian fees                                                 70,250
--------------------------------------------------------------------------------
   Accrued transfer agent fees                                           868,519
--------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                    405,203
--------------------------------------------------------------------------------
   Accrued audit fees                                                     15,081
--------------------------------------------------------------------------------
   Accrued administrative service fees                                    16,208
--------------------------------------------------------------------------------
   Accrued shareholder reports                                           433,783
--------------------------------------------------------------------------------
   Other accrued expenses                                                133,807
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Liabilities                                             47,041,888
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                       $1,909,365,809
--------------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                                        Unlimited
--------------------------------------------------------------------------------
   Shares Outstanding                                                120,328,718
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE          $        15.87
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                Six Months Ended
                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                     $    4,929,297
--------------------------------------------------------------------------------
   Interest                                                           4,399,651
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Income                                                  9,328,948
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                           6,686,617
--------------------------------------------------------------------------------
   Administrative services fee                                           89,155
--------------------------------------------------------------------------------
   Accounting fees                                                       89,275
--------------------------------------------------------------------------------
   Custodian fees                                                        81,950
--------------------------------------------------------------------------------
   Transfer agent fees                                                2,094,957
--------------------------------------------------------------------------------
   Registration fees                                                    193,838
--------------------------------------------------------------------------------
   12b-1 fees                                                         2,228,872
--------------------------------------------------------------------------------
   Audit fees                                                            42,581
--------------------------------------------------------------------------------
   Legal fees                                                            42,319
--------------------------------------------------------------------------------
   Directors'/Trustees' fees and expenses                                77,747
--------------------------------------------------------------------------------
   Reports to shareholders                                              859,544
--------------------------------------------------------------------------------
   Other expenses                                                       125,679
--------------------------------------------------------------------------------
        Total Expenses                                               12,612,534
--------------------------------------------------------------------------------
        Less fees paid indirectly                                      (144,077)
--------------------------------------------------------------------------------
        Less earnings credits                                           (75,556)
--------------------------------------------------------------------------------
        Total Expenses, Net                                          12,392,901
--------------------------------------------------------------------------------
        Net investment income (loss)                                 (3,063,953)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign currency
  transactions                                                      255,204,468
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                      (65,048,198)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions                                     190,156,270
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $  187,092,317
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

                                BERGER 100 FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months
                                                  Ended 3/31/98       Year Ended
                                                    (Unaudited)          9/30/97
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                    $    (3,063,953) $    (7,681,112)
--------------------------------------------------------------------------------
Net realized gain (loss) on securities and
  foreign currency transactions                     255,204,468      626,966,523
--------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                             (65,048,198)    (171,376,782)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                         187,092,317      447,908,629
--------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                         0                0
--------------------------------------------------------------------------------
Net realized gains on investments                  (600,637,046)    (270,495,436)
--------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                    (600,637,046)    (270,495,436)
--------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                           208,522,533      221,412,748
--------------------------------------------------------------------------------
Net asset value of shares issued in
  reinvestment of distributions                     585,185,751      263,475,315
--------------------------------------------------------------------------------
Payments for shares redeemed                       (369,845,513)    (775,959,151)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived
  from Fund Share Transactions                      423,862,771     (291,071,088)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                10,318,042     (113,657,895)
--------------------------------------------------------------------------------
NET ASSETS
Beginning of period                               1,899,047,767    2,012,705,662
--------------------------------------------------------------------------------
End of period                                   $ 1,909,365,809  $ 1,899,047,767
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid-in-surplus)         $ 1,449,979,562  $ 1,026,116,791
--------------------------------------------------------------------------------
Undistributed net investment income (loss)           (3,157,676)         (93,723)
--------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                       244,790,692      590,223,270
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions      217,753,231      282,801,429
--------------------------------------------------------------------------------
   Total                                        $ 1,909,365,809  $ 1,899,047,767
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                          13,569,762       11,630,377
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment
  of distributions                                   42,594,210       14,694,636
--------------------------------------------------------------------------------
Shares repurchased                                  (24,101,901)     (40,551,993)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                    32,062,071      (14,226,980)
--------------------------------------------------------------------------------
Shares outstanding, beginning of period              88,266,647      102,493,627
--------------------------------------------------------------------------------
Shares outstanding, end of period                   120,328,718       88,266,647
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

                                BERGER/BIAM
                              INTERNATIONAL
                                       FUND
PORTFOLIO MANAGER'S COMMENTARY   BANK OF IRELAND ASSET
                               MANAGEMENT (U.S.) LTD.
   [PHOTO]

PERFORMANCE
For the six-month period ending March 31, 1998, the Berger/BIAM International Fund (the "Fund") had a total return of 7.46%,1 compared with 5.87% for MSCI EAFE Index.2
The primary positive contributors to performance during the period were Growth in Telecommunications, Healthcare Needs and, to a lesser extent, Positive Banking Environment.
Stocks in Growth in Telecommunications had the largest positive impact on portfolio performance. Mannesmann had a stellar first quarter after announcing a doubling in its cellular network subscribers in 1997. Cable and Wireless did well following its affiliate's decision (Hong Kong Telecom) to relinquish its Hong Kong monopoly. The deal removes uncertainty surrounding the stock that had held the price back in 1997. Vodafone profited from a surge in new mobile phone customers and positive reaction to news that a consortium, of which it is a shareholder, was awarded a license to develop a mobile phone network in Egypt. Stocks in Healthcare Needs also produced strong returns, led by Zeneca, which had significant increases in profit and sales. After getting off to a fast start, Glaxo Wellcome fell back on news that its proposed merger with SmithKline Beecham was aborted.
Although our Positive Banking Environment theme suffered in the latter part of 1997, primarily because of the Asian crisis, there was a solid turnaround in the first quarter 1998. European financial stocks were the linchpin of a strong equity market performance. The run-up in financial stocks was driven by prospects for continued economic recovery, low interest rates and investor expectations of further consolidation in the overbanked European region. Among portfolio holdings, Banco de Santander was a standout. This Spanish bank performed in line with expectations in 1997, and its decision to acquire another Spanish bank was greeted very positively by the market.
Pacific Basin themes continued to disappoint, although these now represent a small portion of the portfolio. Share prices of Japanese stocks in Technological Innovation also had a negative impact. We believe these stocks were dragged down by negative sentiment about the Japanese economy overall. Prices may bounce back when earnings results are released later this spring.
PERIOD IN REVIEW
Global equity markets had a rocky fourth quarter 1997 as Asian troubles reverberated around the world. In European markets, share prices of companies with earnings exposure to the Pacific Rim were hit hard. However, 1998 started on a positive note. Falling interest rates, receding Asian crisis, positive Wall Street background and surging liquidity combined to drive the markets higher. Affirmation of the 11 likely starters for European Monetary Union next January gave further impetus to peripheral European markets, with Spain and especially Italy being the star performers. In the U.K., British fund managers rotated out of industrial and cyclical stocks that underperformed during 1997 and into financials and pharmaceuticals.

In Asia, Indonesia's currency went into free fall, declining 50% as concerns mounted about increasing bad debts, rising unemployment and upcoming presidential elections. The currency stabilized by March 31 when a more flexible reform package was agreed to by the IMF. Japan was not immune to Asian problems, and its market fell during the period. Japan is the biggest foreign investor, producer and lender in Asia, so it was no surprise that the regional currency debacle weighed heavily on Japan's already worrisome bad debt crisis.

LOOKING AHEAD
We are cautiously optimistic about international equity market prospects for the remainder of 1998. The move toward EMU remains on track, and growth prospects for core Europe are brighter than at the start of the year. In Germany, domestic demand is slowly recovering, and, for the first time in more than a year, unemployment is beginning to fall. Significant mergers and acquisitions are likely in financials, pharmaceuticals and telecoms, which should support share prices. Because of the high valuation levels in core Europe, we may take profits in stocks that look stretched from a valuation perspective. We are seeking opportunities among stocks that have underperformed for an extended period and that have a catalyst for change visible on the horizon.

In Asia, attention is likely to remain on the Japanese government as investors await intervention to stimulate the domestic economy. Unless and until there is a meaningful move by the government, the Japanese stock market is unlikely to recover. We believe that, on a company-by-company basis, value can still be found in Japanese companies that are continuing to grow their earnings. We remain extremely cautious on the rest of Asia. The region's economies can recover, but only with the introduction of painful fiscal measures and massive deregulation.

We thank you for your investment in the Berger/BIAM International Fund.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

                         BERGER/BIAM INTERNATIONAL FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   COMPARISON OF CHANGE IN VALUE OF BERGER/BIAM
              INTERNATIONAL FUND VS.
       EAFE INDEX AND COST OF LIVING INDEX
                                                     BERGER/BIAM                       COST OF
                                                    INTERNATIONAL        EAFE           LIVING
                                                         FUND           INDEX           INDEX
7/31/89                                                    $10,000         $10,000         $10,000
3/31/90                                                    $12,640          $8,388         $10,346
3/31/91                                                    $12,550          $8,628         $10,852
3/31/92                                                    $13,450          $7,963         $11,198
3/31/93                                                    $15,320          $8,919         $11,543
3/31/94                                                    $18,520         $10,956         $11,833
3/31/95                                                    $18,620         $11,654         $12,170
3/31/96                                                    $23,080         $13,130         $12,516
3/31/97                                                    $25,739         $13,361         $12,862
3/31/98                                                    $29,988         $15,889         $13,039
BERGER/BIAM INTERNATIONAL FUND*                                             1 Year          5 Year    Life of Fund
AVERAGE ANNUAL TOTAL RETURN                                                                              (7/31/89)
As of March 31, 1998                                                        16.51%          14.38%          13.50%
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares. Performance
figures are historical and, in part, reflect the
performance of a pool of assets advised by
BIAM (Bank of Ireland Asset Management) for
periods before the Fund commenced opera-
tions on October 11, 1996, adjusted to reflect
any increased expenses associated with oper-
ating the Fund. The asset pool was not
registered with the Securities and Exchange
Commission and therefore was not subject to
the investment restrictions imposed by law on
registered mutual funds. If the pool had been
registered, its performance might have been
adversely affected.

                         BERGER/BIAM INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investment in Berger/BIAM International Portfolio ("Portfolio"),
  at value                                                          $19,982,901
--------------------------------------------------------------------------------
Receivable for fund shares sold                                          38,340
--------------------------------------------------------------------------------
        Total Assets                                                 20,021,241
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Fund shares redeemed                                                  10,774
--------------------------------------------------------------------------------
   Accrued administrative fee                                             7,639
--------------------------------------------------------------------------------
   Accrued registration fees                                                212
--------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                     4,244
--------------------------------------------------------------------------------
        Total Liabilities                                                22,869
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                         $19,998,372
--------------------------------------------------------------------------------
Capital Shares
   Authorized (par value $.01)                                        Unlimited
--------------------------------------------------------------------------------
   Shares outstanding                                                 1,694,004
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $     11.81
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                Six Months Ended
                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
   Interest and dividends (net of $4,239 foreign withholding
     taxes)                                                        $    139,838
--------------------------------------------------------------------------------
   Portfolio expenses (net of earnings credits and fee waivers
     totaling $16,690)                                                  (85,705)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO                           54,133
--------------------------------------------------------------------------------
FUND EXPENSES:
   Administrative fees                                                   40,027
--------------------------------------------------------------------------------
   12b-1 fees                                                            22,237
--------------------------------------------------------------------------------
   Registration fees                                                      5,314
--------------------------------------------------------------------------------
   Legal fees                                                             1,700
--------------------------------------------------------------------------------
      Total Fund Expenses                                                69,278
--------------------------------------------------------------------------------
      Net Investment Income (Loss)                                      (15,145)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS ALLOCATED FROM PORTFOLIO:
Net realized gain (loss) on investments and foreign currency
  transactions                                                         (545,176)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  investments and foreign currency transactions                       1,845,728
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions Allocated from Portfolio              1,300,552
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $  1,285,407
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

                         BERGER/BIAM INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months Ended            Period From
                                                      March 31, 1998   November 7, 1996* to
                                                         (Unaudited)     September 30, 1997
-------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                           $    (15,145)          $     85,181
-------------------------------------------------------------------------------------------
   Net realized gain (loss) on investments and
     foreign currency transactions                         (545,176)               379,860
-------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions                                1,845,728              1,488,886
-------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                      1,285,407              1,953,927
-------------------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                       (98,586)                    --
-------------------------------------------------------------------------------------------
Net realized gains on investments                          (591,904)                    --
-------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                            (690,490)                    --
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                 5,586,907             25,761,342
-------------------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of distributions                                          671,358                     --
-------------------------------------------------------------------------------------------
Payments for shares redeemed                             (5,528,095)            (9,041,984)
-------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                                   730,170             16,719,358
-------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         1,325,087             18,673,285
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                      18,673,285                     --
-------------------------------------------------------------------------------------------
End of Period                                          $ 19,998,372           $ 18,673,285
-------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital (par value and paid in surplus)                $ 17,449,528           $ 16,719,358
-------------------------------------------------------------------------------------------
Undistributed net investment income (loss)                  (28,550)                85,181
-------------------------------------------------------------------------------------------
Undistributed net realized gain (loss) on
  investments and foreign currency transactions            (757,220)               379,860
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions           3,334,614              1,488,886
-------------------------------------------------------------------------------------------
   Net Assets                                          $ 19,998,372           $ 18,673,285
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                                 512,303              2,467,579
-------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                              64,871                     --
-------------------------------------------------------------------------------------------
Shares repurchased                                         (512,923)              (837,826)
-------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                            64,251              1,629,753
-------------------------------------------------------------------------------------------
Shares outstanding, beginning of period                   1,629,753                     --
-------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         1,694,004              1,629,753
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

* Commencement of investment operations.

See notes to financial statements.

                                     BERGER
                                 GROWTH AND
                                INCOME FUND
CO-PORTFOLIO                    SHEILA J. OHLSSON
MANAGERS' COMMENTARY           PATRICK S. ADAMS
                     [BERGER GROWTH AND INCOME FUND PHOTO]

PERFORMANCE
The Berger Growth & Income Fund (the "Fund") got off to a stronger start in the first quarter of 1998, with a particularly positive end to the quarter. Our Fund returned 10.86%(1) in the quarter, vs. 17.21% for the Standard & Poor's (S&P) 500.(2) The last quarter of 1997 was challenging, but we remain sanguine about the balance of 1998.
PERIOD IN REVIEW
Oil services comprised about 14% of our Fund at the beginning of the half. Because of concerns about both exploration and production spending budgets for 1998 and weaker commodity prices, the group corrected significantly. We scaled back in these companies, and as of March 31 we had 6% of our Fund's assets in oil service stocks. We continue to feel that the group offers compelling value and that upon clarification of the above-mentioned issues, the stocks are likely to be strong performers.
Technology was a difficult sector in the fourth calendar quarter of 1997. Our Fund began the quarter with 23% of total assets invested in technology stocks. The group corrected significantly because of the precarious situation in Asia, which led to concerns about future earnings. Because of the conservative nature of the Fund, we felt it prudent to reduce our technology exposure by about half. Our Fund ended the fourth quarter with a 12% weighting in technology. The market quickly discounted potential near-term earnings disappointments into the stocks and began to focus on the longer term. This precipitated a sharp upward move in technology stocks. Because of our Fund's underweighted position in technology, we did not fully participate in the Nasdaq rally, and first-quarter performance got off to a slower start relative to our benchmark. By early February, we had increased our weighting in technology and ended the quarter with 25.9% of total assets in technology stocks. We remain cautiously optimistic about the future.
A significant sector change made in the period was a reduction in our Fund's exposure to Real Estate Investment Trusts (REITs), which comprised about 11% of our Fund on September 30, 1997. We felt that the assets could be more productively invested in other sectors. As of March 31, our Fund had 17.7% of its assets invested in financial stocks, making the sector our second-largest. We feel that a low interest rate environment combined with a strong economy will continue to provide fertile ground for these types of stocks.
Following technology and financials, our third-largest sector weighting was healthcare at 17.2% of total Fund assets. Healthcare stocks were strong performers throughout the period. Roughly half our healthcare holdings are in pharmaceutical companies, which have been benefiting from strong unit sales, stable-to-up pricing and robust new product pipelines. The remainder of our Fund's holdings in this sector are relatively diverse, with investments in medical device, healthcare service and healthcare information systems companies. Healthcare companies are typically defensive types of investments, and, particularly given the Asian situation, we felt that this group provided good balance in our Fund.

Some of our best-performing stocks during the period were cellular phone handset manufacturer Nokia, healthcare information systems company HBO & Co. and retailer Dayton Hudson. At the end of the quarter, our Fund had about 8% of its assets in convertible bonds, which enable participation in equity appreciation and also return dividend income to shareholders.

LOOKING AHEAD
We are in the midst of one of the strongest economic climates this nation has ever experienced. Unemployment and inflation continue to run at the lowest levels seen in years. If we do have one concern, it is the potential for labor-cost inflation combined with price deflation. We are monitoring these variables closely. For the foreseeable future, however, we continue to remain cautiously optimistic about the market and the economy.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                         BERGER GROWTH AND INCOME FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMPARISON OF CHANGE IN VALUE OF
         BERGER GROWTH & INCOME FUND VS.
      S&P 500 INDEX AND COST OF LIVING INDEX
                                                      BERGER        S&P      COST OF
                                                     GROWTH &       500      LIVING
                                                    INCOME FUND    INDEX      INDEX
3/31/88                                                 $10,000    $10,000    $10,000
3/31/89                                                 $10,499    $11,809    $10,498
3/31/90                                                 $11,885    $14,080    $11,047
3/31/91                                                 $13,346    $16,108    $11,588
3/31/92                                                 $18,284    $17,883    $11,957
3/31/93                                                 $20,032    $20,603    $12,326
3/31/94                                                 $22,308    $20,906    $12,635
3/31/95                                                 $22,014    $24,156    $12,996
3/31/96                                                 $27,708    $31,904    $13,365
3/31/97                                                 $31,027    $38,229    $13,734
3/31/98                                                 $41,921    $56,568    $13,923
BERGER GROWTH & INCOME FUND*
AVERAGE ANNUAL TOTAL RETURNS
As of March 31, 1998
1 Year                                                   5 Year    10 Year
35.11%                                                   15.92%     15.41%
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

                          BERGER GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (84.47%)                                             March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE (1.09%)
          75,000  The Boeing Company                               $   3,909,375
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - DOMESTIC (1.80%)
         100,000  Ford Motor Co.                                       6,481,250
--------------------------------------------------------------------------------
BANKS - SUPER REGIONAL (1.73%)
         150,000  Norwest Corporation                                  6,234,375
--------------------------------------------------------------------------------
CHEMICALS - BASIC (1.81%)
         125,000  Monsanto Company                                     6,500,000
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (4.82%)
         110,000  Computer Associates International, Inc.              6,352,500
--------------------------------------------------------------------------------
         125,000  Compuware Corporation*                               6,171,875
--------------------------------------------------------------------------------
         145,000  Parametric Technology Corporation*                   4,830,312
--------------------------------------------------------------------------------
                                                                      17,354,687
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (2.86%)
         150,000  Ascend Communications, Inc.*                         5,681,250
--------------------------------------------------------------------------------
          67,500  Cisco Systems, Inc.*                                 4,615,312
--------------------------------------------------------------------------------
                                                                      10,296,562
--------------------------------------------------------------------------------
COMPUTER - MINI/MICRO (0.81%)
          70,000  Sun Microsystems, Inc.*                              2,920,312
--------------------------------------------------------------------------------
COMPUTER - SERVICES (3.61%)
         110,000  Cambridge Technology Partners, Inc.*                 5,451,875
--------------------------------------------------------------------------------
         125,000  HBO & Company                                        7,546,875
--------------------------------------------------------------------------------
                                                                      12,998,750
--------------------------------------------------------------------------------
ELECTRICAL - EQUIPMENT (1.15%)
          50,000  Honeywell, Inc.                                      4,134,375
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (2.55%)
          45,000  ASM Lithography Holding NV*                          4,159,687
--------------------------------------------------------------------------------
         125,000  Teradyne, Inc.*                                      5,007,812
--------------------------------------------------------------------------------
                                                                       9,167,499
--------------------------------------------------------------------------------
ELECTRONIC - MEASURING INSTRUMENTS (0.62%)
         100,000  Mettler Toledo International, Inc.*                  2,218,750
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (3.52%)
          65,000  Linear Technology Corporation                        4,485,000
--------------------------------------------------------------------------------
         125,000  Maxim Integrated Products, Inc.*                     4,554,687
--------------------------------------------------------------------------------
          60,000  Motorola, Inc.                                       3,637,500
--------------------------------------------------------------------------------
                                                                      12,677,187
--------------------------------------------------------------------------------
FINANCE - CONSUMER/COMMERCIAL LOANS (1.67%)
         200,200  Sirrom Capital Corporation                           6,018,512
--------------------------------------------------------------------------------

COMMON STOCK (84.47%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
FINANCE - MORTGAGE & RELATED SERVICES (1.45%)
         110,000  Federal Home Loan Mortgage Corporation           $   5,218,125
--------------------------------------------------------------------------------
FINANCE - MORTGAGE REIT (1.44%)
         274,600  Capital Automotive REIT                              5,183,075
--------------------------------------------------------------------------------
FINANCE - SAVINGS & LOANS (1.16%)
         150,000  Ocwen Financial Corporation                          4,162,500
--------------------------------------------------------------------------------
FINANCIAL SERVICES - MISCELLANEOUS (4.45%)
          40,000  American Express Co.                                 3,672,500
--------------------------------------------------------------------------------
         175,000  First Data Corporation                               5,687,500
--------------------------------------------------------------------------------
          50,000  Morgan Stanley Dean Witter Discover & Co.            3,643,750
--------------------------------------------------------------------------------
          60,000  Newcourt Credit Group, Inc.                          3,000,000
--------------------------------------------------------------------------------
                                                                      16,003,750
--------------------------------------------------------------------------------
HOUSEHOLD - HOUSEWARES (2.71%)
         221,500  Sunbeam Corporation                                  9,759,843
--------------------------------------------------------------------------------
INSURANCE - LIFE (1.18%)
          75,000  Conseco, Inc.                                        4,246,875
--------------------------------------------------------------------------------
INSURANCE - PROPERTY/CASUALTY/TITLE (2.76%)
          75,000  Mercury General Corporation                          4,692,187
--------------------------------------------------------------------------------
          80,000  MGIC Investment Corporation                          5,255,000
--------------------------------------------------------------------------------
                                                                       9,947,187
--------------------------------------------------------------------------------
MEDICAL - DRUG/DIVERSIFIED (1.59%)
          60,000  American Home Products Corporation                   5,722,500
--------------------------------------------------------------------------------
MEDICAL - ETHICAL DRUGS (5.65%)
         150,000  Alza Corporation*                                    6,721,875
--------------------------------------------------------------------------------
          75,000  Pfizer, Inc.                                         7,476,562
--------------------------------------------------------------------------------
          75,000  Schering-Plough Corporation                          6,126,562
--------------------------------------------------------------------------------
                                                                      20,324,999
--------------------------------------------------------------------------------
MEDICAL - HOSPITALS (1.57%)
         175,000  Columbia HCA Healthcare Corporation                  5,643,750
--------------------------------------------------------------------------------
MEDICAL - OUTPATIENT/HOME CARE (1.56%)
         200,000  HEALTHSOUTH Corporation*                             5,612,500
--------------------------------------------------------------------------------
MEDICAL - PRODUCTS (1.69%)
          90,000  Boston Scientific Corporation*                       6,075,000
--------------------------------------------------------------------------------
MEDICAL - WHOLESALE DRUG/SUNDRIES (2.25%)
         140,000  McKesson Corporation                                 8,085,000
--------------------------------------------------------------------------------
MEDICAL/DENTAL - SUPPLIES (1.50%)
         100,000  Steris Corporation*                                  5,400,000
--------------------------------------------------------------------------------

                          BERGER GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (84.47%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (1.23%)
         150,000  R & B Falcon Corporation*                        $   4,443,750
--------------------------------------------------------------------------------
OIL & GAS - FIELD SERVICES (2.77%)
         149,400  BJ Services Co.*                                     5,443,762
--------------------------------------------------------------------------------
          90,000  Halliburton Co.                                      4,516,875
--------------------------------------------------------------------------------
                                                                       9,960,637
--------------------------------------------------------------------------------
OIL & GAS - MACHINERY/EQUIPMENT (0.61%)
          36,200  Cooper Cameron Corporation*                          2,185,575
--------------------------------------------------------------------------------
OIL & GAS - US EXPLORATION & PRODUCTION (1.82%)
         278,460  Ocean Energy, Inc.*                                  6,561,213
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (0.95%)
          75,000  Fort James Corporation                               3,435,937
--------------------------------------------------------------------------------
REAL ESTATE OPERATIONS (1.29%)
         163,500  Trammell Crow Co.*                                   4,659,750
--------------------------------------------------------------------------------
RETAIL - APPAREL/SHOE (2.48%)
         125,000  Ross Stores, Inc.                                    5,515,625
--------------------------------------------------------------------------------
          75,000  TJX Companies, Inc.                                  3,393,750
--------------------------------------------------------------------------------
                                                                       8,909,375
--------------------------------------------------------------------------------
RETAIL - MAIL ORDER & DIRECT (1.65%)
         150,000  Cendant Corporation*                                 5,943,750
--------------------------------------------------------------------------------
RETAIL - MAJOR DISCOUNT CHAINS (1.96%)
          80,000  Dayton-Hudson Corporation                            7,040,000
--------------------------------------------------------------------------------
RETAIL - MISCELLANEOUS/DIVERSIFIED (1.28%)
         100,000  Hertz Corporation                                    4,600,000
--------------------------------------------------------------------------------
RETAIL/WHOLESALE - COMPUTERS/CELLULAR (0.90%)
         125,000  Compusa Inc.*                                        3,250,000
--------------------------------------------------------------------------------
RETAIL/WHOLESALE - OFFICE SUPPLIES (1.40%)
         281,600  Officemax, Inc.*                                     5,033,600
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT (3.30%)
          50,000  Nokia Corporation ADR                                5,396,875
--------------------------------------------------------------------------------
         100,000  Northern Telecom Ltd.                                6,462,500
--------------------------------------------------------------------------------
                                                                      11,859,375
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (2.60%)
         150,000  Nextel Communications, Inc.*                         5,062,500
--------------------------------------------------------------------------------
         100,000  Worldcom, Inc.*                                      4,306,250
--------------------------------------------------------------------------------
                                                                       9,368,750
--------------------------------------------------------------------------------

COMMON STOCK (84.47%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------

UTILITY - TELEPHONE (1.24%)
         125,000  Cincinnati Bell, Inc.                            $   4,453,125
--------------------------------------------------------------------------------
Total Common Stock
(Cost $253,688,951)                                                  304,001,575
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CONVERTIBLE DEBENTURES (7.77%)
--------------------------------------------------------------------------------

COMPUTER - MEMORY DEVICES (1.23%)
      $2,500,000  EMC Corporation - 3.25% 3/15/02                      4,421,875
--------------------------------------------------------------------------------
MEDICAL - NURSING HOMES (1.42%)
       4,482,000  Assisted Living Concepts, Inc. - 6.00% 11/1/02       5,092,672
--------------------------------------------------------------------------------
POLLUTION CONTROL - EQUIPMENT (1.92%)
       3,500,000  United States Filter Corporation - 6.00%
                  9/15/05                                              6,895,000
--------------------------------------------------------------------------------
POLLUTION CONTROL - SERVICES (1.87%)
       4,400,000  U.S.A. Waste Services, Inc. - 4.50% 6/1/01           6,732,000
--------------------------------------------------------------------------------
RETAIL - MISCELLANEOUS/DIVERSIFIED (1.34%)
       2,100,000  Pier 1 Imports - 5.75% 10/1/03                       4,814,250
--------------------------------------------------------------------------------
Total Convertible Debentures
(Cost $25,398,604)                                                    27,955,797
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREFERRED STOCK (3.56%)
--------------------------------------------------------------------------------

FINANCE - EQUITY REIT (0.50%)
          75,100  CCA Prison Realty Trust                              1,793,022
--------------------------------------------------------------------------------
LEISURE - SERVICES (0.70%)
          22,900  Royal Caribbean Cruises Ltd.                         2,530,450
--------------------------------------------------------------------------------
MEDIA - CABLE TV (1.20%)
          60,000  TCI Communications Inc.                              4,320,000
--------------------------------------------------------------------------------
RETAIL - MAIL ORDER & DIRECT (1.16%)
          80,000  Cendant Corporation                                  4,170,000
--------------------------------------------------------------------------------
Total Preferred Stock
(Cost $11,846,249)                                                    12,813,472
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          BERGER GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

REPURCHASE AGREEMENT (1.29%)                                      March 31, 1998

--------------------------------------------------------------------------------
SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
      $4,653,000  Repurchase agreement with State Street Bank,
                  5.70% dated March 31, 1998, to be repurchased
                  at $4,653,737 on April 1, 1998, collateralized
                  by U.S. Treasury Bond, 6.50% - August 20, 2016,
                  with a value of $4,748,100
                  (Cost $4,653,000)                                $   4,653,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $4,653,000)                                                      4,653,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

US GOVERNMENT AGENCY OBLIGATIONS (1.11%)
--------------------------------------------------------------------------------

$      4,000,000  Federal Home Loan Mortgage Corporation - 5.00%
                  4/20/98                                              3,988,536
--------------------------------------------------------------------------------
Total US Government Agency Obligations
(Cost $3,988,536)                                                      3,988,536
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT OBLIGATIONS (0.29%)                            March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
      A$ 700,000  Queensland Treasury - Global Note - 8.00%
                  8/14/01                                          $     503,808
--------------------------------------------------------------------------------
         700,000  Queensland Treasury - Global Note - 12.00%
                  8/15/01                                                557,342
--------------------------------------------------------------------------------
Total Foreign Government Obligations
(Cost $1,132,486)                                                      1,061,150
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (Cost $300,707,826) (98.49%)                       354,473,530
--------------------------------------------------------------------------------
Other assets, less liabilities (1.51%)                                 5,424,243
--------------------------------------------------------------------------------
Net Assets (100.00%)                                               $ 359,897,773
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security
A$ - Australian dollars

See notes to financial statements.

                          BERGER GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                      March 31, 1998
                                                         (Unaudited)
--------------------------------------------------------------------
ASSETS
Investments, at cost                                  $ 300,707,826
--------------------------------------------------------------------
Investments, at value                                 $ 354,473,530
--------------------------------------------------------------------
Cash                                                            180
--------------------------------------------------------------------
Receivables
   Investment securities sold                             4,647,633
--------------------------------------------------------------------
   Fund shares sold                                       1,127,234
--------------------------------------------------------------------
   Dividends                                                245,840
--------------------------------------------------------------------
   Interest                                                 269,503
--------------------------------------------------------------------
--------------------------------------------------------------------
        Total Assets                                    360,763,920
--------------------------------------------------------------------
LIABILITIES
Payables
   Fund shares redeemed                                     243,372
--------------------------------------------------------------------
   Accrued investment advisory fees                         224,812
--------------------------------------------------------------------
   Accrued custodian fees                                    14,009
--------------------------------------------------------------------
   Accrued transfer agent fees                              188,149
--------------------------------------------------------------------
   Accrued 12b-1 fees                                        74,937
--------------------------------------------------------------------
   Accrued audit fees                                         9,597
--------------------------------------------------------------------
   Accrued administrative service fees                        2,998
--------------------------------------------------------------------
   Accrued shareholder reports                               95,888
--------------------------------------------------------------------
   Accrued expenses                                          12,385
--------------------------------------------------------------------
--------------------------------------------------------------------
        Total Liabilities                                   866,147
--------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING           $ 359,897,773
--------------------------------------------------------------------
Capital Shares
--------------------------------------------------------------------
   Authorized (Par Value $0.01)                           Unlimited
--------------------------------------------------------------------
   Shares Outstanding                                    24,152,616
--------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE                                               $       14.90
--------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                     Six Months Ended
                                                       March 31, 1998
                                                          (Unaudited)
---------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                          $   1,641,179
---------------------------------------------------------------------
   Interest                                               1,135,122
---------------------------------------------------------------------
        Total Income                                      2,776,301
---------------------------------------------------------------------
Expenses
   Investment advisory fees                               1,285,096
---------------------------------------------------------------------
   Administrative services fee                               17,134
---------------------------------------------------------------------
   Accounting fees                                           19,896
---------------------------------------------------------------------
   Custodian fees                                            20,706
---------------------------------------------------------------------
   Transfer agent fees                                      460,519
---------------------------------------------------------------------
   Registration fees                                         38,208
---------------------------------------------------------------------
   12b-1 fees                                               428,366
---------------------------------------------------------------------
   Audit fees                                                26,097
---------------------------------------------------------------------
   Legal fees                                                10,259
---------------------------------------------------------------------
   Directors'/Trustees' fees and expenses                    15,145
---------------------------------------------------------------------
   Reports to shareholders                                  185,231
---------------------------------------------------------------------
   Other expenses                                            20,236
---------------------------------------------------------------------
        Total Expenses                                    2,526,893
---------------------------------------------------------------------
        Less fees paid indirectly                           (19,625)
---------------------------------------------------------------------
        Less earnings credits                               (14,685)
---------------------------------------------------------------------
        Total Expenses, Net                               2,492,583
---------------------------------------------------------------------
        Net Investment Income (loss)                        283,718
---------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS
Net realized gain (loss) on securities and foreign
  currency transactions                                  55,556,516
---------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                                 (30,529,887)
---------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions          25,026,629
---------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                     $  25,310,347
---------------------------------------------------------------------
---------------------------------------------------------------------

See notes to financial statements.

                          BERGER GROWTH & INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months
                                                    Ended 3/31/98      Year Ended
                                                      (Unaudited)         9/30/97
---------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                        $    283,718     $  2,831,373
---------------------------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions                               55,556,516       62,443,462
---------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                              (30,529,887)      32,101,646
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     25,310,347       97,376,481
---------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                   (472,180)      (2,752,207)
---------------------------------------------------------------------------------
Net realized gains on investments                    (59,593,139)     (35,161,405)
---------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                      (60,065,319)     (37,913,612)
---------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                             27,872,650       50,210,039
---------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of distributions                                    57,529,282       36,434,190
---------------------------------------------------------------------------------
Payments for shares redeemed                         (47,772,185)    (104,621,754)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                             37,629,747      (17,977,525)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                  2,874,775       41,485,344
---------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                  357,022,998      315,537,654
---------------------------------------------------------------------------------
End of period                                       $359,897,773     $357,022,998
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)             $254,814,303     $217,184,556
---------------------------------------------------------------------------------
Undistributed net investment income (loss)              (226,962)         (38,500)
---------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                         51,544,728       55,581,351
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions        53,765,704       84,295,591
---------------------------------------------------------------------------------
   Total                                            $359,897,773     $357,022,998
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                            1,900,345        3,472,770
---------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                        4,217,401        2,712,734
---------------------------------------------------------------------------------
Shares repurchased                                    (3,313,873)      (7,277,941)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                      2,803,873       (1,092,437)
---------------------------------------------------------------------------------
Shares outstanding, beginning of period               21,348,743       22,441,180
---------------------------------------------------------------------------------
Shares outstanding, end of period                     24,152,616       21,348,743
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

See notes to financial statements.

                                     BERGER
                                   BALANCED
                                       FUND
CO-PORTFOLIO                    JOHN B. JARES
MANAGERS' COMMENTARY           PATRICK S. ADAMS
                          [BERGER BALANCED FUND PHOTO]

PERFORMANCE
After six months of operations the Berger Balanced Fund is off to an excellent start. The Fund returned 58.10%(1) for the six months ended March 31, 1998, compared with 17.21% for the S&P 500.(2) We believe that these results are a testimony to our bottom-up style of balanced fund management.
PERIOD IN REVIEW
The Fund's first six months of operations has seen an investment climate that has been characterized by extreme volatility. During the fourth-quarter of 1997 world markets were roiled by the Asian financial crisis, only to be followed by a sharp recovery in the first quarter of 1998. The Balanced Fund took advantage of this volatility by investing in attractively priced growth stocks during the market correction in late 1997. The fund's top three sectors have been technology, consumer cyclicals and consumer staples.
Many of the Fund's holdings appreciated nicely during the first quarter of 1998 as investors returned to stocks that they had aggressively sold during the height of the Asian financial crisis late in 1997. Our investments in technology benefited as companies posted solid earnings performance for the 4th quarter of 1997 and valuations bounced back from depressed levels. In addition, our investments in consumer cyclicals and consumer staples posted nice gains as a strong U.S. economy propelled many of these companies to a solid earnings performance for the year ended 1997 and provided a favorable outlook for 1998. The Fund's performance also benefited from a flight to quality that pushed prices of U.S. government bonds substantially higher over a short period of time in late 1997.
As of March 31, equities represented 45% of Fund assets, fixed income represented 33%, and cash stood at 22%.
We continue to favor technology, consumer staples and consumer cyclicals. Despite the excellent performance that these sectors have experienced, we continue to find value on a selective basis. Over the last quarter the Fund's exposure to technology and consumer cyclicals has increased slightly, while exposure to consumer staples has slightly decreased.
The fixed-income portion of the portfolio is currently invested in U.S. government securities with maturities of less than three years. We continue to believe that the short end of the yield curve offers the best value for fixed-income investments. In addition, the Fund's fixed-income investments are intended to preserve capital and provide current income. As such, we intend to maintain a low level of interest-rate risk and will invest only in investment-grade securities.

LOOKING AHEAD
We remain cautiously optimistic about the investment outlook for the remainder of 1998. The U.S. economy is strong, and the impact of the Asian financial crisis has not been as severe as many investors had feared. However, we must remain vigilant, as an economy that is too strong could lead to rising interest rates. In addition, the full impact of the situation in Asia may not be experienced until later in the year.

We appreciate your investment in the Berger Balanced Fund and will continue to endeavor to provide high-risk adjusted returns for our shareholders.

1. Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
2. The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                              BERGER BALANCED FUND

PERFORMANCE OVERVIEW
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMPARISON OF CHANGE IN VALUE OF
             BERGER BALANCED FUND VS.
      S&P 500 INDEX AND COST OF LIVING INDEX
                                                     BERGER                COST OF
                                                    BALANCED    S&P 500    LIVING
                                                      FUND       INDEX      INDEX
9/30/97                                               $10,000    $10,000    $10,000
10/31/97                                              $12,660     $9,669    $10,025
11/30/97                                              $13,610    $10,114    $10,019
12/31/97                                              $13,789    $10,287    $10,006
1/31/98                                               $14,093    $10,405    $10,025
2/28/98                                               $14,934    $11,151    $10,043
3/31/98                                               $15,810    $11,722    $10,043
BERGER BALANCED FUND*
TOTAL RETURN
As of March 31, 1998
Life of Fund                                           58.10%
(9/30/97)
*Performance figures are historical and do not
represent future results. Investment returns
and principal value will vary, and you may
have a loss when you sell shares.

                              BERGER BALANCED FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (44.05%)                                             March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - DOMESTIC (1.19%)
           4,700  Ford Motor Co.                                    $    304,618
--------------------------------------------------------------------------------
BEVERAGES - SOFT DRINKS (1.17%)
           7,000  Pepsico, Inc.                                          298,812
--------------------------------------------------------------------------------
COMPUTER - GRAPHICS (1.23%)
           9,100  Cadence Design Systems, Inc.*                          315,087
--------------------------------------------------------------------------------
COMPUTER - LOCAL NETWORKS (1.58%)
          10,700  Ascend Communications, Inc.*                           405,262
--------------------------------------------------------------------------------
COMPUTER - MAINFRAMES (2.03%)
           5,000  International Business Machines Corporation            519,375
--------------------------------------------------------------------------------
COMPUTER - MINI/MICRO (1.92%)
           5,000  Hewlett-Packard Company                                316,875
--------------------------------------------------------------------------------
           4,200  Sun Microsystems, Inc.*                                175,218
--------------------------------------------------------------------------------
                                                                         492,093
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - ENTERPRISE (1.41%)
          10,800  Parametric Technology Corporation*                     359,775
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE (0.65%)
           7,000  Dial Corporation                                       167,562
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS (1.34%)
           6,300  Tyco Laboratories, Inc.                                344,137
--------------------------------------------------------------------------------
ELECTRICAL - EQUIPMENT (0.97%)
           3,000  Honeywell, Inc.                                        248,062
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR EQUIPMENT (0.60%)
           5,500  Lam Research Corporation*                              154,687
--------------------------------------------------------------------------------
ELECTRONIC - SEMICONDUCTOR MANUFACTURING (3.61%)
           9,000  Maxim Integrated Products, Inc.*                       327,937
--------------------------------------------------------------------------------
           8,600  Micron Technology, Inc.*                               249,937
--------------------------------------------------------------------------------
           4,800  National Semiconductor Corporation*                    100,500
--------------------------------------------------------------------------------
           6,600  Xilinx, Inc.*                                          247,087
--------------------------------------------------------------------------------
                                                                         925,461
--------------------------------------------------------------------------------
FOOD - FLOUR & GRAIN (1.97%)
          15,600  Interstate Bakeries                                    504,075
--------------------------------------------------------------------------------
FOOD - MISCELLANEOUS PREPARATION (1.07%)
             800  International Home Of Food, Inc.*                       26,600
--------------------------------------------------------------------------------
           3,600  Unilever N.V. ADR                                      247,050
--------------------------------------------------------------------------------
                                                                         273,650
--------------------------------------------------------------------------------
LEISURE - GAMING (0.67%)
           7,100  Mirage Resorts, Inc.*                                  172,618
--------------------------------------------------------------------------------

COMMON STOCK (44.05%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
LEISURE - HOTELS & MOTELS (1.79%)
           3,600  Capstar Hotel Company*                            $    124,875
--------------------------------------------------------------------------------
          10,500  Hilton Hotels Corporation                              334,687
--------------------------------------------------------------------------------
                                                                         459,562
--------------------------------------------------------------------------------
MEDICAL - GENERIC DRUGS (0.98%)
          10,900  Mylan Laboratories                                     250,700
--------------------------------------------------------------------------------
MEDICAL - DRUG/DIVERSIFIED (1.27%)
           3,400  American Home Products Corporation                     324,275
--------------------------------------------------------------------------------
OIL & GAS - DRILLING (3.34%)
           5,100  Diamond Offshore Drilling, Inc.                        231,412
--------------------------------------------------------------------------------
          10,800  Noble Drilling Corporation*                            330,075
--------------------------------------------------------------------------------
           5,700  Transocean Offshore, Inc.                              293,193
--------------------------------------------------------------------------------
                                                                         854,680
--------------------------------------------------------------------------------
OIL & GAS - U.S. EXPLORATION & PRODUCTION (1.30%)
          14,170  Ocean Energy, Inc.*                                    333,880
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (2.16%)
           6,800  Fort James Corporation                                 311,525
--------------------------------------------------------------------------------
           4,800  Kimberly-Clark Corporation                             240,600
--------------------------------------------------------------------------------
                                                                         552,125
--------------------------------------------------------------------------------
POLLUTION CONTROL - EQUIPMENT (1.18%)
           8,600  United States Filter Corporation*                      302,075
--------------------------------------------------------------------------------
RETAIL - MAJOR DISCOUNT CHAINS (1.73%)
           7,700  Sears Roebuck & Co.                                    442,268
--------------------------------------------------------------------------------
RETAIL - MISCELLANEOUS DIVERSIFIED (1.27%)
          30,500  Petsmart Inc.*                                         325,968
--------------------------------------------------------------------------------
RETAIL/WHOLESALE OFFICE SUPPLIES (2.14%)
          11,900  Office Depot, Inc.*                                    370,387
--------------------------------------------------------------------------------
          10,000  Officemax, Inc.*                                       178,750
--------------------------------------------------------------------------------
                                                                         549,137
--------------------------------------------------------------------------------
SOAP & CLEANING PREPARATIONS (1.35%)
           4,100  Procter & Gamble Co.                                   345,937
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - SERVICES (0.82%)
           4,900  Worldcom, Inc.*                                        211,006
--------------------------------------------------------------------------------
TEXTILE - MILL HOUSEHOLD (0.98%)
           8,000  Mohawk Industries, Inc.*                               252,000
--------------------------------------------------------------------------------
TOBACCO (2.30%)
          14,100  Philip Morris Companies, Inc.                          587,793
--------------------------------------------------------------------------------
Total Common Stock
(Cost $10,264,073)                                                    11,276,680
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              BERGER BALANCED FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

US TREASURY NOTES (27.36%)                                        March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR
PRINCIPAL AMOUNT                                                    MARKET VALUE
--------------------------------------------------------------------------------
      $4,000,000  U S Treasury Note 5.50% 2/28/99                   $  3,998,752
--------------------------------------------------------------------------------
       3,000,000  U S Treasury Note 5.75% 9/30/99                      3,006,564
--------------------------------------------------------------------------------
Total US Treasury Notes
(Cost $6,992,112)                                                      7,005,316
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

US GOVERNMENT AGENCY OBLIGATIONS (22.23%)
--------------------------------------------------------------------------------

       2,000,000  Federal Home Loan Mortgage Corporation Discount
                  Note - 5.48% 4/14/98                                 1,996,042
--------------------------------------------------------------------------------
       1,500,000  Federal Home Loan Mortgage Corporation Discount
                  Note - 5.60% 4/2/98                                  1,499,766
--------------------------------------------------------------------------------
       2,200,000  Federal National Mortgage Association Discount
                  Note - 5.47% 4/13/98                                 2,195,989
--------------------------------------------------------------------------------
Total US Government Agency Obligations
(Cost $5,691,797)                                                      5,691,797
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREFERRED STOCK (4.03%)
--------------------------------------------------------------------------------

TRANSPORTATION - RAIL (3.11%)
      $   15,000  Union Pacific Capital Trust(r)                         796,875
--------------------------------------------------------------------------------
RETAIL - MAIL ORDER/DIRECT (0.92%)
           4,500  Cendant Corporation                                    234,576
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Preferred Stock
(Cost $975,000)                                                        1,031,451
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (1.37%)
--------------------------------------------------------------------------------

         352,000  Repurchase agreement with State Street Bank,
                  5.70% dated March 31, 1998, to be repurchased at
                  $352,056 on April 1, 1998, collateralized by
                  U.S. Treasury Bond, 6.07% - November 1, 2025,
                  with a value of $362,600
                  (Cost $352,000)                                        352,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $352,000)                                                          352,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CONVERTIBLE DEBENTURES (1.03%)                                    March 31, 1998
--------------------------------------------------------------------------------

SHARES, UNITS OR                                                          MARKET
PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
ELECTRICAL - SEMICONDUCTOR EQUIPMENT (0.66%)
         200,000  Lam Research Corporation(r) - 5.00% 9/1/02        $    169,500
--------------------------------------------------------------------------------
LEISURE - HOTELS & MOTELS (0.37%)
         100,000  Capstar Hotel Company - 4.75% 10/15/04                  94,250
--------------------------------------------------------------------------------
Total Convertible Debentures
(Cost $266,250)                                                          263,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments (Cost $24,541,232) (100.07%)                        25,620,994
--------------------------------------------------------------------------------
Liabilities, less other assets (0.07%)                                   (18,392)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $ 25,602,602
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Non-income producing security.
ADR - American Depository Receipt
(r) Pursuant to Rule 144A, resale is restricted to qualified institutional buyers.

See notes to financial statements.

                              BERGER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                                $24,541,232
--------------------------------------------------------------------------------
Investments, at value                                               $25,620,994
--------------------------------------------------------------------------------
Cash                                                                        667
--------------------------------------------------------------------------------
Receivables
   Investment securities sold                                         4,135,845
--------------------------------------------------------------------------------
   Fund shares sold                                                     302,127
--------------------------------------------------------------------------------
   Dividends                                                              6,187
--------------------------------------------------------------------------------
   Interest                                                              22,668
--------------------------------------------------------------------------------
Other Assets                                                                272
--------------------------------------------------------------------------------
        Total Assets                                                 30,088,760
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                    4,435,137
--------------------------------------------------------------------------------
   Fund shares redeemed                                                   9,407
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                      13,850
--------------------------------------------------------------------------------
   Accrued custodian fees                                                 4,133
--------------------------------------------------------------------------------
   Accrued transfer agent fees                                            6,247
--------------------------------------------------------------------------------
   Accrued 12b-1 fees                                                     4,947
--------------------------------------------------------------------------------
   Accrued audit fees                                                     5,605
--------------------------------------------------------------------------------
   Accrued administrative service fees                                      198
--------------------------------------------------------------------------------
   Accrued shareholder reports                                            1,229
--------------------------------------------------------------------------------
   Other expenses                                                         5,405
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Liabilities                                             4,486,158
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                         $25,602,602
--------------------------------------------------------------------------------
Capital Shares
   Authorized (Par Value $0.01)                                       Unlimited
--------------------------------------------------------------------------------
   Shares Outstanding                                                 1,895,883
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $     13.50
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                Six Months Ended
                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends                                                       $     24,209
--------------------------------------------------------------------------------
   Interest                                                             284,877
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Income                                                    309,086
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                              61,844
--------------------------------------------------------------------------------
   Administrative services fee                                              884
--------------------------------------------------------------------------------
   Accounting fees                                                        4,500
--------------------------------------------------------------------------------
   Custodian fees                                                         8,020
--------------------------------------------------------------------------------
   Transfer agent fees                                                   17,615
--------------------------------------------------------------------------------
   Registration fees                                                      9,869
--------------------------------------------------------------------------------
   12b-1 fees                                                            22,088
--------------------------------------------------------------------------------
   Audit fees                                                             8,105
--------------------------------------------------------------------------------
   Legal fees                                                               551
--------------------------------------------------------------------------------
   Directors'/Trustees' fees and expenses                                   767
--------------------------------------------------------------------------------
   Reports to shareholders                                                8,964
--------------------------------------------------------------------------------
   Other expenses                                                           150
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Expenses                                                  143,357
--------------------------------------------------------------------------------
        Less fees waived by advisor                                     (10,673)
--------------------------------------------------------------------------------
        Less earnings credits                                            (3,800)
--------------------------------------------------------------------------------
        Total Expenses, Net                                             128,884
--------------------------------------------------------------------------------
        Net investment income (loss)                                    180,202
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign currency
  transactions                                                        5,748,752
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                        1,079,762
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and
  Foreign Currency Transactions                                       6,828,514
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       $  7,008,716
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

                              BERGER BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months
                                                    Ended 3/31/98   Period Ended
                                                      (Unaudited)       9/30/97*
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                        $    180,202     $        0
--------------------------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions                                5,748,752              0
--------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                                1,079,762              0
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                      7,008,716              0
--------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                   (161,019)             0
--------------------------------------------------------------------------------
Net realized gains on investments                     (2,535,109)             0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Decrease in Net Assets from Dividends and
  Distributions to Shareholders                       (2,696,128)             0
--------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                             20,374,650      7,461,844
--------------------------------------------------------------------------------
Net asset value of shares issued in reinvestment
  of distributions                                     2,416,105              0
--------------------------------------------------------------------------------
Payments for shares redeemed                          (8,962,585)             0
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from
  Fund Share Transactions                             13,828,170      7,461,844
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                 18,140,758      7,461,844
--------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                    7,461,844              0
--------------------------------------------------------------------------------
End of period                                       $ 25,602,602     $7,461,844
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)             $ 21,290,014     $7,461,844
--------------------------------------------------------------------------------
Undistributed net investment income (loss)                19,183              0
--------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                          3,213,643              0
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions         1,079,762              0
--------------------------------------------------------------------------------
   Total                                            $ 25,602,602     $7,461,844
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES

Shares sold                                            1,676,033        746,184
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                          204,699              0
--------------------------------------------------------------------------------
Shares repurchased                                      (731,033)             0
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                      1,149,699        746,184
--------------------------------------------------------------------------------
Shares outstanding, beginning of period                  746,184              0
--------------------------------------------------------------------------------
Shares outstanding, end of period                      1,895,883        746,184
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Commencement of investment operations.

See notes to financial statements.

                ..............................
                                     NOTES TO
                                    FINANCIAL
                                   STATEMENTS

         ------------------------------------
------------------------------------------------------------------------
1   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION
The Berger New Generation Fund ("BNG"), Berger Select Fund ("BSEL"), Berger Small Company Growth Fund ("BSCG"), Berger Small Cap Value Fund ("BSCV"), Berger Mid Cap Growth Fund ("BMCG"), Berger One Hundred Fund ("100"), Berger/BIAM International Fund ("BBIF"), Berger Growth and Income Fund ("BG&I") and Berger Balanced Fund ("BBAL")(individually the "Fund" and collectively, the "Funds") are diversified open-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). Shares of each fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The investment objective of each Fund is capital appreciation, including the BBAL and BG&I, which also pursue current income.

The 100 and BG&I are corporations registered in the State of Maryland. BSCG, BNG, BSEL, BMCG and BBAL are separate series established under the Berger Investment Portfolio Trust, a Delaware business trust ("BIP Trust"). BSEL and BMCG commenced operations on December 31, 1997. BSCV is the only portfolio established under the Berger Omni Investment Trust ("OMNI Trust"), a Massachusetts business trust, and offers two separate classes of shares; Investor Shares ("BSCV; Inv") and Institutional Shares ("BSCV; Inst"). Both classes have identical rights to earnings, assets and voting privileges. The BBIF is one of three series established under the Berger/BIAM Worldwide Funds Trust ("BBWF Trust"), a Delaware business trust. Other series or portfolios may be added under each Trust in the future. All costs in organizing the Trusts were paid by Berger Associates, Inc. ("Berger") or BBOI Worldwide LLC ("BBOI").

BBIF invests all of its investable assets in the Berger/BIAM International Portfolio (the "Portfolio"), a series of Berger/ BIAM Worldwide Portfolios Trust ("BBWP Trust"). The value of such investment reflects BBIF's proportionate interest in the net assets of the Portfolio (11% at March 31, 1998). The Portfolio is an open-end management investment company and has the same investment objective and policies as BBIF. The performance of BBIF will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of portfolio investments, are included elsewhere in this report and should be read in conjunction with BBIF's financial statements.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION
Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the NASDAQ Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the directors/trustees.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors/trustees.

Since BBIF invests all of its investable assets in the Portfolio, the value of BBIF's investable assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

CALCULATION OF NET ASSET VALUE
Each Fund's per share calculation of net asset value is determined by dividing the total value of its assets, less liabilities, by the total number of shares outstanding.

FEDERAL INCOME TAXES
It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

FOREIGN CURRENCY TRANSLATION
Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing

--------------------------------------------------------------------------------
1   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
--------------------------------------------------------------------------------

market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are reported as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES
Income, expenses (other than those attributable to a specific class) and gains and losses of the BSCV are allocated daily to each class of shares based upon the proportion of relative net assets represented by each class as a percentage of total net assets of the BSCV. Expenses directly attributable to a specific class are charged against the operations of such class.

As an investor in the Portfolio, BBIF is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses (including the investment advisory fee, custodian fees, independent accountants' fees, record keeping and pricing agent fees) of the Portfolio. Income and expenses are allocated on the day the income is earned or the expense is incurred in proportion to the prior day's relative net assets of the BBIF and other investors in the Portfolio.

COMMON EXPENSES
Certain expenses that are not directly allocable to a specific Fund are allocated to the Funds on the basis of relative net assets.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

--------------------------------------------------------------------------------
2   AGREEMENTS
--------------------------------------------------------------------------------

Berger renders investment advisory services to BNG, BSEL, BSCG, BSCV, BMCG, 100, BG&I and BBAL pursuant to agreements that provide for an investment advisory fee to be paid to Berger at the following annual rates as a percentage of average daily net assets; BNG, BSCG and BSCV -- .90%; 100, BSEL, BMCG, and BG&I -- .75%; and BBAL -- .70%. Berger has delegated the day-to-day investment management of the BSCV to Perkins, Wolf & McDonnell ("PWM"). As compensation for services rendered to the BSCV, PWM receives a sub-advisory fee from Berger at an annual rate of .90% of the BSCV's average daily net assets up to $75 million; .50% of average daily net assets between $75 million and $200 million and .20% of average daily net assets in excess of $200 million. All investment advisory fees are accrued daily and paid monthly. Berger has also agreed to voluntarily waive its advisory fee for the BNG, BSEL, BMID and BBAL to the extent that the each Fund's normal operating expenses in any fiscal year (including the management fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceeds 1.90%, 2.00%, 2.00% and 1.50%, respectively, of each Fund's average daily net assets for that fiscal year.

Pursuant to an Administrative Services Agreement, whereby BBOI serves as the administrator to BBIF, the Fund pays BBOI a fee at an annual rate equal to the lesser of 0.45% of its average daily net assets or BBOI's annual cost to provide or procure such services plus 0.02% of the Fund's average daily net assets. Under the Agreement, BBOI is responsible, at its own expense, for providing or procuring administrative services reasonably necessary for the operation of the Fund, including record keeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, printing and mailing to shareholders of prospectuses and other required communication and certain other administrative services. BBOI has delegated the administration of the Fund to Berger. For such services, BBOI has agreed to compensate Berger with a sub-administration fee equal to 0.25% per annum of the Fund's average daily net assets. Berger has voluntarily waived such fee for the period ended March 31, 1998.

The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plans"). The BSCV Plan, which became effective February 14, 1997, applies only to the BSCV; Inv. The Plans provide for the payment to Berger of a 12b-1 fee of .25% per annum of each Fund's average daily net assets (or the net assets of a particular class of shares, where applicable) to finance activities primarily intended to result in the sale of shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds.

--------------------------------------------------------------------------------
2   AGREEMENTS - CONTINUED
--------------------------------------------------------------------------------

The BNG, BSEL, BSCG, BSCV, BMCG, 100, BG&I and BBAL have each entered into an administrative services agreement with Berger. The administrative services agreement provides for an annual fee of .01 of 1% of the average daily net assets of each Fund, computed daily and payable monthly. The Funds have also entered into record keeping and pricing agreements with Investors Fiduciary Trust Company ("IFTC"), which also serves as the Funds' custodian and transfer agent. The record keeping and pricing agreement provides for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. IFTC's fees for custody, record keeping and pricing or transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by IFTC as custodian or by credits received from directed brokerage transactions.

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds as a sub-transfer agent. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. For the period ended March 31, 1998, the BNG, BSEL, BSCG, BSCV, BMCG, 100, BG&I, and BBAL earned $17,599, $244, $34,878, $7,447, $53, $75,556, $14,685 and $3,800 of
such credits, respectively.
Certain officers and directors of Berger and BBOI are also officers and/or directors/trustees of the Funds. Directors/ trustees who are not affiliated with Berger or BBOI received aggregate directors'/trustees' fees from the Funds totaling $140,274 for the periods ended March 31, 1998.

--------------------------------------------------------------------------------
3   INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

PURCHASES AND SALES
Purchases and sales of investment securities (excluding short-term securities) during the periods ended March 31, 1998, were as follows:

Fund                              Purchases           Sales
-----------------------------------------------------------
BNG                          $  152,131,328  $  166,981,034
-----------------------------------------------------------
BSEL                             83,598,686      75,395,097
-----------------------------------------------------------
BSCG                            306,677,087     365,055,250
-----------------------------------------------------------
BSCV                             98,355,681      45,354,422
-----------------------------------------------------------
BMCG                              4,422,043       1,677,954
-----------------------------------------------------------
100                           2,414,710,812   2,464,641,114
-----------------------------------------------------------
BBIF(1)                                  NA              NA
-----------------------------------------------------------
BG&I                            507,752,835     501,380,723
-----------------------------------------------------------
BBAL                             93,078,977      82,486,233
-----------------------------------------------------------

1. See the Portfolio's Notes to Financial Statements for information regarding purchases and sales of investment securities.

There were no purchases or sales of long-term government securities during the periods ended March 31, 1998.

At March 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities was as follows:

                                 Unrealized      Unrealized
Fund       Federal Tax Cost    Appreciation    Depreciation             Net
---------------------------------------------------------------------------
BNG        $    107,476,808  $   39,085,571  $   (2,458,369) $   36,627,202
---------------------------------------------------------------------------
BSEL             20,605,376         458,450        (162,546)        295,904
---------------------------------------------------------------------------
BSCG            503,429,799     344,445,493     (11,699,919)    332,745,574
---------------------------------------------------------------------------
BSCV            160,519,682      22,953,442      (2,648,116)     20,305,326
---------------------------------------------------------------------------
BMCG              3,231,496         278,150         (27,289)        250,861
---------------------------------------------------------------------------
100           1,642,546,453     242,308,651     (24,821,160)    217,487,491
---------------------------------------------------------------------------
BBIF(1)                  NA              NA              NA              NA
---------------------------------------------------------------------------
BG&I            300,707,693      55,366,528      (1,600,691)     53,765,837
---------------------------------------------------------------------------
BBAL             24,541,232       1,177,893         (98,131)      1,079,762
---------------------------------------------------------------------------

1. See the Portfolio's Notes to Financial Statements for the composition of net unrealized appreciation.

FUTURES, FORWARD CONTRACTS AND OPTIONS
Each Fund may hold certain types of futures, forward contracts and/or options for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities are included in Net Realized Gain (Loss) on Securities Transactions in the Statements of Operations.

--------------------------------------------------------------------------------
3   INVESTMENT TRANSACTIONS - CONTINUED
--------------------------------------------------------------------------------

FEDERAL INCOME TAX STATUS
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended September 30, 1997, 100% qualified for the dividends received deduction available to the corporate shareholders of the Berger Growth and Income Fund.

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment for net operating losses. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

At March 31, 1998, BNG had capital loss carryovers in the amount of $7,485,327, expiring on September 30, 2005, which may be used of offset future realized capital gains for federal income tax purposes.

--------------------------------------------------------------------------------
4   LINE OF CREDIT
--------------------------------------------------------------------------------

BNG, BSCG, BSCV, 100, BG&I, and the Portfolio are party to an ongoing agreement with certain banks that allows the Funds, collectively, to borrow up to $150 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the Federal Funds Rate plus 75 basis points. In addition, the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit.

During the six months ended March 31, 1998, BNG incurred interest expense totaling $27,000 as a result of borrowings against the line of credit. At March 31, 1998, the outstanding line of credit balance was $0.

--------------------------------------------------------------------------------
5   OTHER MATTERS
--------------------------------------------------------------------------------

Effective November 17, 1997, the BSCG was closed to new investors. During the period for which the Fund is closed to new investors, Berger shall reduce the 12b-1 fee payable by the Fund by the amount of such fee that is not utilized by Berger to provide or to compensate third party administrators or other companies for providing shareholder services to Fund shareholders in connection with the distribution of Fund shares.

               ..............................

                              BERGER/BIAM
                            INTERNATIONAL
                                PORTFOLIO
 ----------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (93.31%)                                             March 31, 1998
--------------------------------------------------------------------------------

COUNTRY/SHARES                                                                                                          MARKET
PRINCIPAL AMOUNT  COMPANY                                        INDUSTRY                                                VALUE
------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA (4.91%)
         260,200  National Australia Bank                        Commercial Banks & Other Banks                 $    3,706,548
------------------------------------------------------------------------------------------------------------------------------
         573,400  News Corporation                               Media                                               3,785,949
------------------------------------------------------------------------------------------------------------------------------
         428,750  Telstra Corporation                            Utilities                                           1,104,525
------------------------------------------------------------------------------------------------------------------------------
         135,150  Western Mining                                 Mining, Metals & Minerals                             463,625
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     9,060,647
------------------------------------------------------------------------------------------------------------------------------
CANADA (0.52%)
          16,300  Royal Bank Of Canada                           Commercial Banks & Other Banks                        966,525
------------------------------------------------------------------------------------------------------------------------------
DENMARK (0.37%)
           7,450  Tele Danmark As-b                              Utilities                                             676,945
------------------------------------------------------------------------------------------------------------------------------
FRANCE (2.91%)
             690  AXA-UAP                                        Insurance Multi/Property/Casualty                      71,146
------------------------------------------------------------------------------------------------------------------------------
           4,405  Generale Des Eaux                              Diversified Holdings Companies                        716,190
------------------------------------------------------------------------------------------------------------------------------
          30,455  Michelin B                                     Auto Components                                     1,820,655
------------------------------------------------------------------------------------------------------------------------------
          22,970  Total Co. Francaise Petrole B                  Oil                                                 2,761,968
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     5,369,959
------------------------------------------------------------------------------------------------------------------------------
GERMANY (8.32%)
             970  Bayerische Motoren Werke                       Automobiles                                         1,073,723
------------------------------------------------------------------------------------------------------------------------------
          12,400  Bayerische Vereinsbank                         Commercial Banks & Other Banks                        906,113
------------------------------------------------------------------------------------------------------------------------------
          46,845  Hoechst Ag                                     Chemicals                                           1,837,083
------------------------------------------------------------------------------------------------------------------------------
           7,640  Mannesmann Ag                                  Machinery & Engineering Services                    5,599,372
------------------------------------------------------------------------------------------------------------------------------
          29,790  Siemens Ag                                     Electrical Equipment                                1,996,266
------------------------------------------------------------------------------------------------------------------------------
          38,631  Veba Ag                                        Diversified Industrials                             2,743,450
------------------------------------------------------------------------------------------------------------------------------
           2,177  Viag Ag                                        Utilities                                           1,187,808
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    15,343,815
------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN (30.62%)
         185,150  Barclays PLC                                   Commercial Banks & Other Banks                      5,548,774
------------------------------------------------------------------------------------------------------------------------------
         522,890  BAT Industries                                 Beverage Industry/Tobacco Manufacturing             5,331,481
------------------------------------------------------------------------------------------------------------------------------
         183,200  Cable & Wireless                               Utilities                                           2,292,751
------------------------------------------------------------------------------------------------------------------------------
         127,200  Cadbury Schweppes                              Beverage Industry/Tobacco Manufacturing             1,765,476
------------------------------------------------------------------------------------------------------------------------------
         220,300  Diageo PLC                                     Beverage Industry/Tobacco Manufacturing             2,592,928
------------------------------------------------------------------------------------------------------------------------------
         149,700  Glaxo Wellcome PLC                             Health & Personal Care                              4,027,708
------------------------------------------------------------------------------------------------------------------------------
         217,650  Granada Group                                  Entertainment/Leisure/Toys                          3,913,661
------------------------------------------------------------------------------------------------------------------------------
          85,514  Kingfisher PLC                                 Retail Trade                                        1,602,092
------------------------------------------------------------------------------------------------------------------------------
         316,400  Ladbroke Group                                 Entertainment/Leisure/Toys                          1,770,631
------------------------------------------------------------------------------------------------------------------------------
         262,200  Lloyds TSB Group                               Commercial Banks & Other Banks                      4,078,201
------------------------------------------------------------------------------------------------------------------------------
          95,800  Premier Farnell                                Wholesale Trade                                       615,107
------------------------------------------------------------------------------------------------------------------------------
         297,640  Prudential Corporation                         Insurance Life & Agents/Brokers                     4,375,282
------------------------------------------------------------------------------------------------------------------------------
         226,450  Safeway PLC                                    Retail Trade                                        1,404,691
------------------------------------------------------------------------------------------------------------------------------
          66,500  Scottish Power                                 Utilities                                             625,717
------------------------------------------------------------------------------------------------------------------------------
         463,880  Shell Transportation & Trading Corporation     Oil                                                 3,409,498
------------------------------------------------------------------------------------------------------------------------------
         145,391  Siebe PLC                                      Machinery & Engineering Services                    3,171,774
------------------------------------------------------------------------------------------------------------------------------
         213,300  TI Group PLC                                   Machinery & Engineering Services                    1,871,295
------------------------------------------------------------------------------------------------------------------------------
         364,600  Vodafone Group                                 Utilities                                           3,815,197
------------------------------------------------------------------------------------------------------------------------------
          99,330  Zeneca Group                                   Health & Personal Care                              4,280,645
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    56,492,909
------------------------------------------------------------------------------------------------------------------------------

                      BERGER/BIAM INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON STOCK (93.31%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

COUNTRY/SHARES                                                                                                          MARKET
PRINCIPAL AMOUNT  COMPANY                                        INDUSTRY                                                VALUE
------------------------------------------------------------------------------------------------------------------------------
HONG KONG (1.17%)
          70,400  HSBC Holdings                                  Commercial Banks & Other Banks                 $    2,153,238
------------------------------------------------------------------------------------------------------------------------------
INDONESIA (0.25%)
         212,000  Gudang Garam                                   Beverage Industry/Tobacco Manufacturing               293,491
------------------------------------------------------------------------------------------------------------------------------
         180,000  HM Sampoerna                                   Beverage Industry/Tobacco Manufacturing               163,352
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       456,843
------------------------------------------------------------------------------------------------------------------------------
IRELAND (0.40%)
         257,100  Smurfit (Jefferson) Group                      Forestry & Paper Products                             737,611
------------------------------------------------------------------------------------------------------------------------------
ITALY (1.83%)
          69,006  Eni Spa Itl                                    Oil                                                   470,650
------------------------------------------------------------------------------------------------------------------------------
         368,030  Telecom Italia                                 Utilities                                           2,903,213
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     3,373,863
------------------------------------------------------------------------------------------------------------------------------
JAPAN (13.18%)
         199,000  Canon Inc                                      Computer/Commercial/Office Equipment                4,497,766
------------------------------------------------------------------------------------------------------------------------------
          87,000  Dai Nippon Printing                            Media                                               1,437,206
------------------------------------------------------------------------------------------------------------------------------
         107,000  Honda Motor                                    Automobiles                                         3,856,579
------------------------------------------------------------------------------------------------------------------------------
         106,000  Kao Corporation                                Food & Grocery                                      1,392,904
------------------------------------------------------------------------------------------------------------------------------
           9,400  Keyence Corporation                            Electronics & Instruments                           1,298,742
------------------------------------------------------------------------------------------------------------------------------
          42,000  Murata Manufacturing Co                        Electronics & Instruments                           1,160,578
------------------------------------------------------------------------------------------------------------------------------
          17,000  Rohm Company Limited                           Electronics & Instruments                           1,557,349
------------------------------------------------------------------------------------------------------------------------------
         101,000  Shiseido Corporation                           Health & Personal Care                              1,160,352
------------------------------------------------------------------------------------------------------------------------------
          53,200  Sony Corporation                               Household Durables & Appliances                     4,514,060
------------------------------------------------------------------------------------------------------------------------------
         135,000  Takeda Chemical                                Health & Personal Care                              3,436,455
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    24,311,991
------------------------------------------------------------------------------------------------------------------------------
MALAYSIA (0.30%)
         103,000  Hume Industries                                Construction & Building Materials                     111,442
------------------------------------------------------------------------------------------------------------------------------
         403,400  Sime Darby                                     Diversified Holdings Companies                        449,691
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       561,133
------------------------------------------------------------------------------------------------------------------------------
MEXICO (0.42%)
         301,770  Grupo Financiero Banamex                       Commercial Banks & Other Banks                        768,277
------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS (8.72%)
          76,280  ABN-Amro Holdings                              Commercial Banks & Other Banks                      1,762,068
------------------------------------------------------------------------------------------------------------------------------
         105,150  Elsevier                                       Media                                               1,732,090
------------------------------------------------------------------------------------------------------------------------------
         119,807  ING Groep N.V.                                 Insurance - Multi/Property/Casualty                 6,806,660
------------------------------------------------------------------------------------------------------------------------------
          52,790  Koninklijke PTT                                Utilities                                           2,738,057
------------------------------------------------------------------------------------------------------------------------------
          31,300  Nutricia                                       Food Manufacturing                                  1,125,883
------------------------------------------------------------------------------------------------------------------------------
          33,800  Royal Dutch Petroleum                          Oil                                                 1,915,428
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    16,080,186
------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES (0.24%)
         254,370  San Miguel Corporation Class-B                 Beverage Industry/Tobacco Manufacturing               443,375
------------------------------------------------------------------------------------------------------------------------------
PORTUGAL (0.25%)
          19,950  Electricidade De Portugal                      Utilities                                             463,426
------------------------------------------------------------------------------------------------------------------------------

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

COMMON STOCK (93.31%) - CONTINUED                                 March 31, 1998
--------------------------------------------------------------------------------

COUNTRY/SHARES                                                                                                          MARKET
PRINCIPAL AMOUNT  COMPANY                                        INDUSTRY                                                VALUE
------------------------------------------------------------------------------------------------------------------------------
SINGAPORE (3.03%)
         285,000  City Development                               Real Estate                                    $    1,403,375
------------------------------------------------------------------------------------------------------------------------------
         233,412  Development Bank of Singapore                  Commercial Banks & Other Banks                      1,705,953
------------------------------------------------------------------------------------------------------------------------------
         174,600  Fraser And Neave                               Beverage Industry/Tobacco Manufacturing               740,792
------------------------------------------------------------------------------------------------------------------------------
         151,972  Singapore Press Holdings                       Media                                               1,741,390
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     5,591,510
------------------------------------------------------------------------------------------------------------------------------
SPAIN (1.67%)
          61,680  Banco de Santander                             Commercial Banks & Other Banks                      3,075,936
------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND (14.20%)
           1,675  Alusuisse Lonza Holdings                       Fabricated Metal Products                           2,035,370
------------------------------------------------------------------------------------------------------------------------------
           2,634  Nestle Sa                                      Food & Grocery Products                             5,039,799
------------------------------------------------------------------------------------------------------------------------------
           4,609  Novartis Ag-RE                                 Health & Personal Care                              8,167,809
------------------------------------------------------------------------------------------------------------------------------
             269  Roche Holding                                  Health & Personal Care                              2,915,366
------------------------------------------------------------------------------------------------------------------------------
           2,680  Schw Ruckverischer                             Insurance - Multi/Property/Casualty                 5,895,313
------------------------------------------------------------------------------------------------------------------------------
           1,315  Union Bank of Switzerland                      Insurance - Multi/Property/Casualty                 2,150,745
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    26,204,402
------------------------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost $146,828,511)                                                                             172,132,591
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.51%)
--------------------------------------------------------------------------------

$      8,321,000  State Street Bank Repurchase Agreement, 5.70%
                  dated March 31, 1998, to be repurchased at
                  $8,322,317 on April 1, 1998, collateralized
                  by U.S. Treasury Bond, 6.75% - June 25, 2005,
                  with a value of $8,491,700 (Cost $8,321,000)   N/A                                                 8,321,000
------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $8,321,000)                                                                         8,321,000
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $155,149,511) (97.82%)                                                                     180,453,591
------------------------------------------------------------------------------------------------------------------------------
Other assets, less liabilities (2.18%)                                                                               4,028,788
------------------------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                                            $  184,482,379
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                               $155,149,511
--------------------------------------------------------------------------------
Investments, at value                                              $180,453,591
--------------------------------------------------------------------------------
Cash                                                                  4,432,884
--------------------------------------------------------------------------------
Foreign cash (cost $1,476,766)                                        1,487,906
--------------------------------------------------------------------------------
Receivables
   Investment securities sold                                           611,994
--------------------------------------------------------------------------------
   Contributions                                                        354,601
--------------------------------------------------------------------------------
   Dividends                                                            754,306
--------------------------------------------------------------------------------
   Interest                                                               1,317
--------------------------------------------------------------------------------
   Foreign currency contracts                                           709,740
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Assets                                                188,806,339
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                    4,136,263
--------------------------------------------------------------------------------
   Withdrawals                                                           40,012
--------------------------------------------------------------------------------
   Accrued investment advisory fees                                     135,470
--------------------------------------------------------------------------------
   Accrued audit fees                                                    12,215
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        Total Liabilities                                             4,323,960
--------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY: PAID-IN CAPITAL FOR BENEFICIAL
  INTERESTS                                                        $184,482,379
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                      Six months
                                                            ended March 31, 1998
                                                                     (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends (net of $52,815 foreign tax withheld)                $     997,728
--------------------------------------------------------------------------------
   Interest                                                             153,741
--------------------------------------------------------------------------------
        Total Income                                                  1,151,469
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                             636,279
--------------------------------------------------------------------------------
   Accounting fees                                                       20,846
--------------------------------------------------------------------------------
   Custodian fees                                                        52,170
--------------------------------------------------------------------------------
   Audit fees                                                            30,216
--------------------------------------------------------------------------------
   Legal fees                                                             5,192
--------------------------------------------------------------------------------
   Directors'/Trustees' fees and expenses                                 5,945
--------------------------------------------------------------------------------
   Reports to shareholders                                                3,151
--------------------------------------------------------------------------------
   Other expenses                                                         5,795
--------------------------------------------------------------------------------
        Total Expenses                                                  759,594
--------------------------------------------------------------------------------
        Less fees waived by advisor                                     (46,645)
--------------------------------------------------------------------------------
        Less earnings credits                                           (73,015)
--------------------------------------------------------------------------------
        Total Expenses, Net                                             639,934
--------------------------------------------------------------------------------
        Net investment income (loss)                                    511,535
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on securities and foreign
  currency transactions                                              (4,371,369)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
  securities and foreign currency transactions                       18,736,707
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions                                  14,365,338
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $  14,876,873
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See notes to financial statements.

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months        Period From
                                                    Ended 3/31/98          10/11/96*
                                                      (Unaudited)         to 9/30/97
------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                        $    511,535       $   1,018,078
------------------------------------------------------------------------------------
Net realized gain (loss) on securities and foreign
  currency transactions                               (4,371,369)          1,712,223
------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                               18,736,707           6,712,560
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                     14,876,873           9,442,861
------------------------------------------------------------------------------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                         63,796,915         127,144,416
------------------------------------------------------------------------------------
Withdrawals                                          (16,408,409)        (14,370,277)
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets From
  Investors' Transactions                             47,388,506         112,774,139
------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                 62,265,379         122,217,000
------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                  122,217,000                   0
------------------------------------------------------------------------------------
End of period                                       $184,482,379       $ 122,217,000
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)             $160,162,645       $ 112,774,139
------------------------------------------------------------------------------------
Undistributed net investment income (loss)             1,529,613           1,018,078
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from
  investments                                         (2,659,146)          1,712,223
------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  securities and foreign currency transactions        25,449,267           6,712,560
------------------------------------------------------------------------------------
   Total                                            $184,482,379       $ 122,217,000
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (in thousands)            $    184,482       $     122,217
------------------------------------------------------------------------------------
Net expense ratio to average net assets                    0.90%(1)            0.89%(1)
------------------------------------------------------------------------------------
Ratio of net income (loss) to average net assets           0.72%(1)            1.63%(1)
------------------------------------------------------------------------------------
Gross expenses to average net assets(2)                    1.07%(1)            1.10%(1)
------------------------------------------------------------------------------------
Portfolio turnover rate                                       8%                 17%
------------------------------------------------------------------------------------
Average Commission Paid                             $     0.0213       $      0.0248
------------------------------------------------------------------------------------

* Commencement of investment operations.
1. Annualized.
2. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and/or voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                ..............................
                                     NOTES TO
                                    FINANCIAL
                                   STATEMENTS

         ------------------------------------
------------------------------------------------------------------------
1   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION
The Berger/BIAM International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio is a series of the Berger/BIAM Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. All costs in organizing the Trust were paid by BBOI Worldwide LLC ("BBOI"), the investment advisor of the Portfolio. The Portfolio commenced investment operations on October 11, 1996, ("Commencement of Investment Operations") with the sale of 448,161 shares of beneficial interest to the International Equity Fund, formerly known as the Berger/BIAM International Institutional Fund, in exchange for portfolio assets with an aggregate value of $4,481,609, which were transferred from the Pooled Trust of Citizens Bank of New Hampshire ("Citizens NH") to the International Equity Fund and, in turn, transferred to the Portfolio. Such transaction was a tax-free exchange. Citizens NH is an affiliate of Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which was the investment sub-advisor to the Pooled Trust and is the investment sub-advisor to the Portfolio. Currently there are three investors in the Portfolio, the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund.

The investment objective of the Portfolio is long-term capital appreciation. The Portfolio invests primarily in common stocks of well-established companies located outside the United States.

The Portfolio is advised by BBOI, which has delegated daily portfolio management of the Portfolio to BIAM. Berger Associates, Inc. ("Berger") and BIAM each own 50% of BBOI.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION
The Portfolio's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time) each day the Exchange is open. The Portfolio's securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Portfolio are determined by using pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the Portfolio are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

FOREIGN CURRENCY TRANSLATION
Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES
The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities. Dividend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

NOTES TO
FINANCIAL
STATEMENTS

--------------------------------------------------------------------------------
1   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
--------------------------------------------------------------------------------

such taxes is not assured. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

FORWARD CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

--------------------------------------------------------------------------------
2   AGREEMENTS
--------------------------------------------------------------------------------

BBOI renders investment advisory services to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to BBOI at the annual rate of .90 of 1% of the Portfolio's average daily net assets. Until at least April 30, 1998, BBOI has agreed voluntarily to waive its advisory fee to the extent that the Portfolio's normal operating expenses in any fiscal year (including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. BBOI is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio. BBOI has delegated the daily investment management of the Portfolio to BIAM. For such services, BBOI pays BIAM a sub-advisory fee equal to .45% of the average daily net assets of the Portfolio. Such sub-advisory fee has been voluntarily waived by BIAM from the Commencement of Investment Operations through March 31, 1998, except for an amount payable on the Citizens NH converted assets (see note 1).

Investors Fiduciary Trust Company ("IFTC") has been appointed to provide record keeping and pricing services to the Portfolio, including calculating the net asset value of the Portfolio, and to perform certain accounting and record keeping functions required by the Portfolio. In addition, IFTC has been appointed to serve as the Portfolio's custodian and transfer agent. For custodian, record keeping and pricing services, the Portfolio pays a fee directly to IFTC based on a percentage of its net assets, subject to certain minimums, and reimburses IFTC for certain out-of-pocket expenses. IFTC's fees for custody, record keeping and pricing, or transfer agency services are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by IFTC as custodian or by credits received from directed brokerage transactions. For the six months ended March 31, 1998, the Portfolio received $73,000 in earnings credits, which offset the fees payable to IFTC for services rendered.

Certain officers and trustees of the Trust are officers and directors of Berger, BBOI or BIAM. Trustees who are not affiliated with Berger, BBOI or BIAM are compensated for their services according to a fee schedule, allocated among the Berger Funds (which consists of the New Generation Fund, Select Fund, Small Company Growth Fund, Small Cap Value Fund, Mid Cap Growth Fund, One Hundred Fund, Growth & Income Fund and Balanced Fund) and the Portfolio, which includes an annual fee component and a per meeting component. Trustees' fees and expenses for the six months ended March 31, 1998, totaled $6,000.

                      BERGER/BIAM INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
3   INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

PURCHASES AND SALES
Purchases and sales of investment securities (excluding short-term securities) during the six-month period ended March 31, 1998, were as follows:

     Purchase of          Sales of
      Investment        Investment
      Securities        Securities
----------------------------------
    $ 57,932,386      $ 10,305,328
----------------------------------

There were no purchases or sales of long-term U.S. Government securities during the period.

At March 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities held was as follows:

                              Gross            Gross
       Federal Tax       Unrealized       Unrealized
              Cost     Appreciation     Depreciation              Net
      ---------------------------------------------------------------
      $155,156,875      $34,253,443     $(8,956,727)      $25,296,716
      ---------------------------------------------------------------

--------------------------------------------------------------------------------
4   LINE OF CREDIT
--------------------------------------------------------------------------------

The Portfolio, along with the Berger New Generation Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger One Hundred Fund and Berger Growth and Income Fund (the "Funds"), are party to an ongoing agreement with certain banks that allows the Funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest on any borrowings, if any, is charged to the specific fund executing the borrowing at the Federal Funds Rate plus 75 basis points. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At March 31, 1998, the outstanding balance on the line of credit was $0.

               ..............................
                                    FINANCIAL
                                   HIGHLIGHTS
         ------------------------------------
BERGER NEW GENERATION FUND

                                                                       Years Ended September
                                                Six Months Ended                30,
                                                  March 31, 1998      ------------------------
                                                     (Unaudited)           1997          1996*
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  14.72       $   11.82      $   10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)                           (0.11)          (0.13)          0.56
-----------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on securities                                         0.81            3.64           1.26
-----------------------------------------------------------------------------------------------------
Total from investment operations                           0.70            3.51           1.82
-----------------------------------------------------------------------------------------------------
Less distributions
   Dividends (from net investment income)                  0.00           (0.61)          0.00
-----------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                      0.00            0.00           0.00
-----------------------------------------------------------------------------------------------------
Total distributions                                        0.00           (0.61)          0.00
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  15.42       $   14.72      $   11.82
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total Return (%)                                           4.76           31.53          18.20
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $143,254       $ 190,164      $ 116,912
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Net expense ratio to average net assets (%)                1.76(2)         1.87           1.88(2)
-----------------------------------------------------------------------------------------------------
Ratio of net income (loss) to average net
  assets (%)                                              (1.48)(2)       (1.51)         12.35(2)
-----------------------------------------------------------------------------------------------------
Gross expenses to average net assets(1) (%)                1.78(2)         1.89           2.09(2)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 114             184            474(3)
-----------------------------------------------------------------------------------------------------
Average commission paid                                $ 0.0600       $  0.0693      $  0.0291
-----------------------------------------------------------------------------------------------------

* For the period from March 29, 1996 (commencement of investment operations) to September 30, 1996.
1. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and/or voluntary fee reductions had not occurred, the ratios would have been as indicated.
2. Annualized.
3. The Fund experienced higher than anticipated turnover during this period as a result of portfolio transactions undertaken in response to volatile markets and the short tax year for its initial period of operations.
BERGER SELECT FUND

                                                    Period from December 31,
                                                                       1997*
                                                           to March 31, 1998
                                                                 (Unaudited)
-----------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 10.00
-----------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)                                     0.03
-----------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on securities                                                  3.68
-----------------------------------------------------------------------------------
Total from investment operations                                    3.71
-----------------------------------------------------------------------------------
Less distributions
   Dividends (from net investment income)                           0.00
-----------------------------------------------------------------------------------
   Distributions (from capital gains)                               0.00
-----------------------------------------------------------------------------------
Total distributions                                                 0.00
-----------------------------------------------------------------------------------
Net asset value, end of period                                   $ 13.71
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Total Return (%)                                                   37.10
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $23,393
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Net expense ratio to average net assets (%)                         1.56(2)
-----------------------------------------------------------------------------------
Ratio of net income (loss) to average net
  assets (%)                                                        1.26(2)
-----------------------------------------------------------------------------------
Gross expenses to average net assets(1) (%)                         1.59(2)
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          875
-----------------------------------------------------------------------------------
Average commission paid                                          $0.0599
-----------------------------------------------------------------------------------

* Commencement of investment operations.
1. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and voluntary fee reductions had not occurred, the ratios would have been as indicated.
2. Annualized.
3. The Portfolio turnover rate for the period shown is significantly higher than normally anticipated due to the short time period presented and active trading undertaken in pursuit of opportunities presented by market conditions or in response to volatile markets during the initial period of operations when the Fund's assets were still relatively small and the Fund was not yet fully invested.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

BERGER SMALL COMPANY GROWTH FUND

                                               Six Months Ended                Years Ended September 30,
                                                 March 31, 1998      ---------------------------------------------
                                                    (Unaudited)           1997        1996        1995       1994*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   5.33       $    4.74   $    3.61   $    2.74   $    2.50
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)                          (0.03)          (0.05)      (0.03)      (0.02)       0.00
-------------------------------------------------------------------------------------------------------------------------
   Net realized unrealized gains (losses) on
     securities                                           0.26            0.84        1.16        0.89        0.24
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          0.23            0.79        1.13        0.87        0.24
-------------------------------------------------------------------------------------------------------------------------
Less distributions
   Dividends (from net investment income)                 0.00            0.00        0.00        0.00(1)      0.00
-------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                    (0.48)          (0.20)       0.00        0.00        0.00
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.48)          (0.20)       0.00        0.00        0.00
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   5.08       $    5.33   $    4.74   $    3.61   $    2.74
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          5.97           17.68       31.30       31.90        9.60(4)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $844,074       $ 902,685   $ 871,467   $ 522,667   $ 211,852
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Net expense ratio to average net assets (%)               1.44(2)         1.66        1.67        1.87        2.05
-------------------------------------------------------------------------------------------------------------------------
Ratio of net income (loss) to average net
  assets (%)                                             (1.05)(2)       (1.09)      (0.97)      (0.74)       0.32(2)
-------------------------------------------------------------------------------------------------------------------------
Gross expenses to average net assets(3) (%)               1.46(2)         1.67        1.68        1.89        2.10(2)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 40             111          91         109         108
-------------------------------------------------------------------------------------------------------------------------
Average commission paid                               $ 0.0601       $  0.0580   $  0.0584          --          --
-------------------------------------------------------------------------------------------------------------------------

* For the period December 30, 1993 (commncement of investment operations) to September 30, 1994.
1. Dividends from net investment income were less than $.01 per share.
2. Annualized.
3. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and/or voluntary fee reductions had not occurred, the ratios would have been as indicated.

BERGER SMALL CAP VALUE FUND-INVESTOR SHARES

                                                  Six Months Ended
                                                    March 31, 1998      Period from February 14, 1997*
                                                       (Unaudited)               to September 30, 1997
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 22.28                             $ 17.24
-------------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                              0.07                                0.03
-------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     from investments                                        1.83                                5.01
-------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.90                                5.04
-------------------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                   (0.17)                                 --
-------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                       (2.37)                                 --
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total dividends and distributions                           (2.54)                                 --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 21.64                             $ 22.28
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total Return (%)                                             9.58                               29.23
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets at end of period                            $96,096                             $55,211
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
   Net expense ratio to average net assets (%)               1.62(1)                             1.65(1)
-------------------------------------------------------------------------------------------------------------
   Ratio of net income to average net assets (%)             0.51(1)                             0.60(1)
-------------------------------------------------------------------------------------------------------------
   Gross expenses to average net assets(2) (%)               1.63(1)                             1.66(1)
-------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                                 37                                  81
-------------------------------------------------------------------------------------------------------------
   Average commission paid                                $0.0595                             $0.0726
-------------------------------------------------------------------------------------------------------------

* Commencement of Investor shares.
1. Annualized.
2. During the period certain fees were reduced as a result of voluntary fee reductions and/or earnings credits. If such earning credits and/or voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

BERGER SMALL CAP VALUE FUND-INSTITUTIONAL SHARES

                                     Six Months Ended                                    Years Ended December 31,
                                       March 31, 1998      Nine Months Ended     -----------------------------------------
                                          (Unaudited)     September 30, 1997         1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                     $ 22.33                $ 16.48      $  14.57   $  12.75   $  13.99   $  13.39
---------------------------------------------------------------------------------------------------------------------------------
From investment operations
   Net investment income (loss)                 0.10                   0.07          0.12       0.09      (0.01)      0.03
---------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
     gains (losses) from
     investments                                1.83                   5.78          3.62       3.23       0.91       2.14
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                1.93                   5.85          3.74       3.32       0.90       2.17
---------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment
     income)                                   (0.23)                    --         (0.11)     (0.09)        --      (0.03)
---------------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital
     gains)                                    (2.37)                    --         (1.72)     (1.41)     (2.14)     (1.54)
---------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions              (2.60)                    --         (1.83)     (1.50)     (2.14)     (1.57)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 21.66                $ 22.33      $  16.48   $  14.57   $  12.75   $  13.99
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                9.78                  33.50         25.58      26.07       6.74      16.25
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets at end of period               $83,195                $58,450      $ 36,041   $ 31,833   $ 18,270   $ 16,309
---------------------------------------------------------------------------------------------------------------------------------
   Net expense ratio to average net
     assets (%)                                 1.21(1)                1.33(1)       1.48       1.64       1.43       1.31
---------------------------------------------------------------------------------------------------------------------------------
   Ratio of net income to average
     net assets (%)                             0.97(1)                0.63(1)       0.69       0.64      (0.04)      0.18
---------------------------------------------------------------------------------------------------------------------------------
   Gross expenses to average net
     assets(2) (%)                              1.22(1)                1.34(1)       1.48       1.64       1.43       1.31
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                    37                     81            69         90        125        108
---------------------------------------------------------------------------------------------------------------------------------
   Average commission paid                   $0.0595                $0.0726      $ 0.1015   $     --   $     --   $     --
---------------------------------------------------------------------------------------------------------------------------------

1. Annualized.
2. During the period certain fees were reduced as a result of voluntary fee reductions and/or earnings credits. If such earning credits and/or voluntary fee reductions had not occurred, the ratios would have been as indicated.

BERGER MID CAP GROWTH FUND

                                             Period from December 31, 1997*
                                                          to March 31, 1998
                                                                (Unaudited)
----------------------------------------------------------------------------------
Net asset value, beginning of period                              $  10.00
----------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)                                      (0.01)
----------------------------------------------------------------------------------
   Net realized and unrealized gains
     (losses) on securities                                           2.61
----------------------------------------------------------------------------------
Total from investment operations                                      2.60
----------------------------------------------------------------------------------
Less distributions
   Dividends (from net investment income)                             0.00
----------------------------------------------------------------------------------
   Distributions (from capital gains)                                 0.00
----------------------------------------------------------------------------------
Total distributions                                                   0.00
----------------------------------------------------------------------------------
Net asset value, end of period                                    $  12.60
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)                                                     26.00
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net assets, end of period (in thousands)                          $  3,343
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Net expense ratio to average net assets (%)                           1.99(2)
----------------------------------------------------------------------------------
Ratio of net income (loss) to average net
  assets (%)                                                         (0.29)(2)
----------------------------------------------------------------------------------
Gross expenses to average net assets(1) (%)                           3.32(2)
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            113
----------------------------------------------------------------------------------
Average commission paid                                           $ 0.0598
----------------------------------------------------------------------------------

* Commencement of investment operations.
1. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and voluntary fee reductions had not occurred, the ratios would have been as indicated.
2. Annualized.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

BERGER 100 FUND

                                               Six Months Ended                       Years Ended September 30,
                                                March 31, 1998*     --------------------------------------------------------------
                                                    (Unaudited)          1997*        1996*        1995*        1994*        1993*
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    21.51      $    19.64   $    18.89   $    15.96   $    16.54   $    11.73
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)                          (0.03)          (0.09)       (0.08)       (0.04)       (0.12)       (0.14)
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on securities                                        1.34            4.73         1.76         2.97        (0.46)        4.95
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          1.31            4.64         1.68         2.93        (0.58)        4.81
----------------------------------------------------------------------------------------------------------------------------------
Less distributions
   Dividends (from net investment income)                 0.00            0.00         0.00         0.00         0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                    (6.95)          (2.77)       (0.93)        0.00         0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (6.95)          (2.77)       (0.93)        0.00         0.00         0.00
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    15.87      $    21.51   $    19.64   $    18.89   $    15.96   $    16.54
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                         11.03           26.50         9.36        18.36        (3.51)       41.01
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $1,909,366      $1,889,048   $2,012,706   $2,205,678   $2,228,743   $1,407,849
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net expense ratio to average net assets (%)               1.39(1)         1.38         1.40         1.48         1.70         1.69
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net income (loss) to average net
  assets (%)                                             (0.34)(1)       (0.40)       (0.43)       (0.28)       (0.74)       (1.00)
----------------------------------------------------------------------------------------------------------------------------------
Gross expenses to average net assets(2) (%)               1.41(1)         1.41         1.42         1.49         1.95         1.88
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                147             200          122          114           64           74
----------------------------------------------------------------------------------------------------------------------------------
Average commission paid                             $   0.0600      $   0.0608   $   0.0624           --           --           --
----------------------------------------------------------------------------------------------------------------------------------

* Per share calculations for the period were based on average shares outstanding.
1. Annualized.
2. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and/or voluntary fee reductions had not occurred, the ratios would have been as indicated.

BERGER/BIAM INTERNATIONAL FUND

                                               Six Months Ended
                                                 March 31, 1998      Period from November 7, 1996*
                                                    (unaudited)              to September 30, 1997
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $ 11.46                            $ 10.00
---------------------------------------------------------------------------------------------------------
From Investment Operations
   Net investment income (loss)                          (0.01)                              0.05
---------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
     investments                                          0.80                               1.41
---------------------------------------------------------------------------------------------------------
Total from investment operations                          0.79                               1.46
---------------------------------------------------------------------------------------------------------
Less dividends and distributions
   Dividends (from net investment income)                (0.06)                                --
---------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                    (0.38)                                --
---------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (0.44)                                --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 11.81                            $ 11.46
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total Return                                             7.46%                             14.60%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)             $19,998                            $18,673
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net expense ratio to average net assets               1.74%(1)                           1.80%(1)
---------------------------------------------------------------------------------------------------------
   Ratio of net income to average net assets            (0.17%)(1)                          0.61%(1)
---------------------------------------------------------------------------------------------------------
   Gross expenses to average net assets(2)               1.93%(1)                           1.99%(1)
---------------------------------------------------------------------------------------------------------

* Commencement of investment operations.
1. Annualized.
2. Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's gross expenses. During the period, certain of the Portfolio's expenses were reduced as a result of voluntary fee reductions and/or earnings credits. If such earnings credits and/or voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

BERGER GROWTH & INCOME FUND

                                               Six Months Ended                      Years Ended September 30,
                                                 March 31, 1998      ---------------------------------------------------------
                                                    (Unaudited)           1997        1996        1995        1994        1993
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  16.72       $   14.06   $   12.89   $   11.48   $   11.27   $    8.96
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)                           0.01            0.14        0.20        0.16        0.12        0.08
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on securities                                        1.01            4.28        1.17        1.43        0.21        2.29
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          1.02            4.42        1.37        1.59        0.33        2.37
------------------------------------------------------------------------------------------------------------------------------
Less distributions
   Dividends (from net investment income)                (0.02)          (0.13)      (0.20)      (0.18)      (0.12)      (0.06)
------------------------------------------------------------------------------------------------------------------------------
   Distributions (from capital gains)                    (2.82)          (1.63)       0.00        0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (2.84)          (1.76)      (0.20)      (0.18)      (0.12)      (0.06)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  14.90       $   16.72   $   14.06   $   12.89   $   11.48   $   11.27
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                          7.65           34.56       10.66       14.05        2.91       26.48
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $359,898       $ 357,023   $ 315,538   $ 354,396   $ 391,570   $ 112,932
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Net expense ratio to average net assets (%)               1.45(2)         1.50        1.54        1.63        1.81        2.10
------------------------------------------------------------------------------------------------------------------------------
Ratio of net income (loss) to average net
  assets (%)                                              0.17(2)         0.87        1.39        1.33        1.19        1.05
------------------------------------------------------------------------------------------------------------------------------
Gross Expenses to average net assets(1) (%)               1.47(2)         1.51        1.56        1.64        2.06        2.29
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                155             173         112          85          23          62
------------------------------------------------------------------------------------------------------------------------------
Average commission paid                               $ 0.0607       $  0.0612   $  0.0613          --          --          --
------------------------------------------------------------------------------------------------------------------------------

1. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and voluntary fee reductions had not occurred, the ratios would have been as indicated.
2. Annualized.

BERGER BALANCED FUND

                                               Six Months Ended
                                                 March 31, 1998
                                                    (Unaudited)
----------------------------------------------------------------------
Net asset value, beginning of period                $ 10.00
----------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)                        0.07
----------------------------------------------------------------------
   Net realized and unrealized gains (losses)
     on securities                                     5.39
----------------------------------------------------------------------
Total from investment operations                       5.46
----------------------------------------------------------------------
Less distributions
   Dividends (from net investment income)             (0.06)
----------------------------------------------------------------------
   Distributions (from capital gains)                 (1.90)
----------------------------------------------------------------------
Total distributions                                   (1.96)
----------------------------------------------------------------------
Net asset value, end of period                      $ 13.50
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Return                                         58.10%
----------------------------------------------------------------------
----------------------------------------------------------------------
Net assets, end of period (in thousands)            $25,603
----------------------------------------------------------------------
----------------------------------------------------------------------
Net expense ratio to average net assets               1.46%(2)
----------------------------------------------------------------------
Ratio of net income (loss) to average net
  assets                                              2.04%(2)
----------------------------------------------------------------------
Gross Expenses to average net assets(1)               1.62%(2)
----------------------------------------------------------------------
Portfolio turnover rate                                627%(3)
----------------------------------------------------------------------
Average Commission Paid                             $0.0592
----------------------------------------------------------------------

1. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earning credits. If such earning credits and/or voluntary fee reductions had not occurred, the ratios would have been as indicated.
2. Annualized.
3. The Portfolio turnover rate for the period shown is significantly higher than normally anticipated due to the short time period presented and active trading undertaken in pursuit of opportunities presented by market conditions or in response to volatile markets during the initial period of operations when the Fund's assets were still relatively small and the Fund was not yet fully invested.

See notes to financial statements.

[BERGER LOGO]
THE BERGER FUNDS
210 University Blvd
Denver, CO 80206

Shareholders with questions should write to The Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217 or call 1-800-551-5849.

Bulk Rate
U.S. Postage
PAID
Berger Funds

SEMI-ANNUAL
  THE BERGER FUNDS


  [PHOTO]



              March 31, 1998


         BERGER/BIAM INTERNATIONAL CORE FUND

--------------------------------------------------------------------------------
                         BERGER/BIAM
                            TABLE OF CONTENTS
                   INTERNATIONAL CORE FUND

BERGER/BIAM INTERNATIONAL CORE FUND
PORTFOLIO MANAGER'S LETTER.........................          2

STATEMENT OF ASSETS AND LIABILITIES................          5

STATEMENT OF OPERATIONS............................          5

STATEMENT OF CHANGES IN NET ASSETS.................          6

NOTES TO FINANCIAL STATEMENTS......................          7

FINANCIAL HIGHLIGHTS...............................         10

BERGER/BIAM INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS............................         12

STATEMENT OF ASSETS AND LIABILITIES................         16

STATEMENT OF OPERATIONS............................         17

STATEMENT OF CHANGES IN NET ASSETS.................         18

NOTES TO FINANCIAL STATEMENTS......................         19

--------------------------------------------------------------------------------
                       THE BERGER/BIAM
                       PORTFOLIO MANAGER'S LETTER
                   INTERNATIONAL CORE FUND

PERFORMANCE

   For the six-month period ending March 31, 1998, the Berger/BIAM International CORE Fund had a total return of 7.78%(1), compared to 5.87% for MSCI EAFE Index(2).

  The primary positive contributors to performance during the period were Growth in Telecommunications, Healthcare Needs and, to a lesser extent, Positive Banking Environment.

  Stocks in Growth in Telecommunications had the largest positive impact on portfolio performance. Mannesmann had a stellar first quarter after announcing a doubling in its cellular network subscribers in 1997. Cable and Wireless did well following its affiliate's decision (Hong Kong Telecom) to relinquish its Hong Kong monopoly. The deal removes uncertainty surrounding the stock that had held the price back in 1997. Vodafone profited from a surge in new mobile phone customers and positive reaction to news that a consortium, of which it is a shareholder, was awarded a license to develop a mobile phone network in Egypt.

  Stocks in Healthcare Needs also produced strong returns, led by Zeneca, which had significant increases in profit and sales. After getting off to a fast start, Glaxo Wellcome fell back on news that its proposed merger with SmithKline Beecham was aborted.

  Although our Positive Banking Environment theme suffered in the latter part of 1997, primarily because of the Asian crisis, there was a solid turnaround in the first quarter 1998. European financial stocks were the linchpin of a strong equity market performance. The run up in financial stocks was driven by prospects for continued economic recovery, low interest rates and investor expectations of further consolidation in the overbanked European region. Among portfolio holdings, Banco de Santander was a standout. This Spanish bank performed in line with expectations in 1997, and its decision to acquire another Spanish bank was greeted very positively by the market.

  Pacific Basin themes continued to disappoint, although these now represent a small portion of the portfolio. Share prices of Japanese stocks in Technological Innovation also had a negative impact. We believe these stocks were dragged down by negative sentiment about the Japanese economy overall. Prices may bounce back when earnings results are released later this spring.

PERIOD IN REVIEW

   Global equity markets had a rocky fourth quarter 1997 as Asian troubles reverberated around the world. In European markets, share prices of companies with earnings exposure

                                             BERGER/BIAM INTERNATIONAL CORE FUND

to the Pacific Rim were hit hard. However, 1998 started on a positive note. Falling interest rates, receding Asian crisis, positive Wall Street background and surging liquidity combined to drive the markets higher. Affirmation of the 11 likely starters for European Monetary Union next January gave further impetus to peripheral European markets, with Spain and especially Italy being the star performers. In the U.K., British fund managers rotated out of industrial and cyclical stocks that underperformed during 1997 and into financials and pharmaceuticals.

  In Asia, Indonesia's currency went into free fall, declining 50% as concerns mounted about increasing bad debts, rising unemployment and upcoming presidential elections. The currency stabilized by March 31 when a more flexible reform package was agreed to by the IMF. Japan was not immune to Asian problems, and its market fell during the period. Japan is the biggest foreign investor, producer and lender in Asia, so it was no surprise that the regional currency debacle weighed heavily on Japan's already worrisome bad debt crisis.

LOOKING AHEAD

   We are cautiously optimistic about international equity market prospects for the remainder of 1998. The move toward EMU remains on track, and growth prospects for core Europe are brighter than at the start of the year. In Germany, domestic demand is slowly recovering, and, for the first time in more than a year, unemployment is beginning to fall. Significant mergers and acquisitions are likely in financials, pharmaceuticals and telecoms, which should support share prices. Because of the high valuation levels in core Europe, we may take profits in stocks that look stretched from a valuation perspective. We are seeking opportunities among stocks that have underperformed for an extended period and that have a catalyst for change visible on the horizon.

  In Asia, attention is likely to remain on the Japanese government as investors await intervention to stimulate the domestic economy. Unless and until there is a meaningful move by the government, the Japanese stock market is unlikely to recover. We believe that, on a company-by-company basis, value can still be found in Japanese companies that are continuing to grow their earnings. We remain extremely cautious on the rest of Asia. The region's economies can recover, but only with the introduction of painful fiscal measures and massive deregulation.

  We thank you for your investment in the Berger/BIAM International CORE Fund.

  (1) PERFORMANCE FIGURES ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO BE INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  (2) THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX REPRESENTS MAJOR OVERSEAS STOCK MARKETS. IT IS AN UNMANAGED INDEX. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BERGER/BIAM INTERNATIONAL CORE FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  COMPARISON OF CHANGE IN VALUE OF
$1,000,000 INVESTMENT IN BERGER/BIAM
  INTERNATIONAL CORE FUND VS. EAFE
INDEX + DV AND COST OF LIVING INDEX
   INITIAL INVESTMENT $1,000,000
                                       BERGER/BIAM
                                      INTERNATIONAL   EAFE INDEX     COST OF
                                        CORE FUND                  LIVING INDEX
          VALUE OF SHARES
7/31/89                                  $1,000,000    $1,000,000    $1,000,000
3/31/90                                  $1,268,000      $838,777    $1,034,566
3/31/91                                  $1,265,000      $862,814    $1,085,209
3/31/92                                  $1,361,000      $796,278    $1,119,775
3/31/93                                  $1,561,000      $891,892    $1,154,341
3/31/94                                  $1,898,000    $1,095,573    $1,183,280
3/31/95                                  $1,915,000    $1,165,375    $1,217,042
3/31/96                                  $2,380,000    $1,313,047    $1,251,608
3/31/97                                  $2,670,812    $1,336,073    $1,286,174
3/31/98                                  $3,133,718    $1,588,938    $1,303,859
Berger/BIAM International CORE Fund*
Average Annual Total Return
As of March 31, 1998
                                                     Life of Fund
1 Year                                      5 Years     (7/31/89)
17.33%                                       14.96%        14.08%
Past performance is not predictive
of future performance.

* PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A LOSS WHEN YOU SELL SHARES. PERFORMANCE FIGURES ARE HISTORICAL AND, IN PART, REFLECT THE PERFORMANCE OF A POOL OF ASSETS ADVISED BY BIAM (BANK OF IRELAND ASSET MANAGEMENT) FOR PERIODS BEFORE THE FUND COMMENCED INVESTMENT OPERATIONS ON OCTOBER 11, 1996, ADJUSTED TO REFLECT ANY INCREASED EXPENSES ASSOCIATED WITH OPERATING THE FUND. THE ASSET POOL WAS NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THEREFORE WAS NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF THE POOL HAD BEEN REGISTERED, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

                                             BERGER/BIAM INTERNATIONAL CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                     MARCH 31,
                                                        1998
                                                    (UNAUDITED)
----------------------------------------------------------------
ASSETS
Investment in Berger/BIAM International Portfolio
 ("Portfolio"), at value                            $158,145,059
----------------------------------------------------------------
    Total Assets                                     158,145,059
----------------------------------------------------------------
LIABILITIES
Payables
  Fund shares redeemed                                    28,691
  Accrued administrative fee                              12,822
----------------------------------------------------------------
    Total Liabilities                                     41,513
----------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING         $158,103,546
----------------------------------------------------------------
----------------------------------------------------------------
Capital Shares
  Authorized (par value $.01)                          Unlimited
----------------------------------------------------------------
----------------------------------------------------------------
  Shares outstanding
                                                      12,755,880
----------------------------------------------------------------
----------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE
                                                    $      12.39
----------------------------------------------------------------
----------------------------------------------------------------

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MARCH 31, 1998

----------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
Interest and dividends (net of $25,047 foreign
 withholding taxes)                                 $  1,018,758
Portfolio expenses (net of earnings credits and
 fee waivers totaling $96,730)                          (572,937)
----------------------------------------------------------------
    Net Investment Income Allocated from Portfolio       445,821
----------------------------------------------------------------
FUND EXPENSES:
Administrative fees                                       58,849
----------------------------------------------------------------
    Total Fund Expenses                                   58,849
----------------------------------------------------------------
Net Investment Income (Loss)                             386,972
----------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
 ALLOCATED FROM PORTFOLIO:
Net realized gain (loss) on investments and
 foreign currency transactions                        (3,652,469)
Net change in unrealized appreciation
 (depreciation) on investments and foreign
 currency transactions                                16,339,456
----------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions
 Allocated from Portfolio                             12,686,987
----------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                    $ 13,073,959
----------------------------------------------------------------
----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

                                            FOR THE SIX
                                           MONTHS ENDED      FOR THE PERIOD FROM
                                          MARCH 31, 1998      OCTOBER 11, 1996*
                                            (UNAUDITED)     TO SEPTEMBER 30, 1997
----------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                $     386,972         $        699,024
Net realized gain (loss) on investments
 and foreign currency transactions             (3,652,469)               1,211,171
Net change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions                 16,339,456                4,591,326
----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                     13,073,959                6,501,521
----------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income                            (729,568)                      --
Net realized gains on investments                (796,911)                      --
----------------------------------------------------------------------------------
Net Decrease in Net Assets from
 Dividends and Distributions to
 Shareholders                                  (1,526,479)                      --
----------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                      54,530,570               94,285,102
Issued in reinvestment of dividends             1,271,755                       --
Payments for shares redeemed                   (6,422,978)              (3,609,904)
----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Derived from Fund Share Transactions          49,379,347               90,675,198
----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets              60,926,827               97,176,719
NET ASSETS
Beginning of period                            97,176,719                       --
----------------------------------------------------------------------------------
End of Period                               $ 158,103,546         $     97,176,719
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital (par value and paid in surplus)     $ 140,054,545         $     90,675,198
Undistributed net investment income
 (loss)                                           356,428                  699,024
Undistributed net realized gain (loss)
 on investments and foreign currency
 transactions                                  (3,238,209)               1,211,171
Net unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions                 20,930,782                4,591,326
----------------------------------------------------------------------------------
Net Assets                                  $ 158,103,546         $     97,176,719
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES
Shares sold                                     4,882,900                8,647,739
Shares issued to shareholders in
 reinvestment of distributions                    118,051                       --
Shares repurchased                               (570,655)                (322,155)
----------------------------------------------------------------------------------
Net Increase (Decrease) in Shares               4,430,296                8,325,584
Shares outstanding, beginning of period         8,325,584                       --
----------------------------------------------------------------------------------
Shares outstanding, end of period              12,755,880                8,325,584
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

  *  COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             BERGER/BIAM INTERNATIONAL CORE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

   The Berger/BIAM International CORE Fund (the "Fund") is a series of the Berger/ BIAM Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund, Berger/BIAM International Fund and International Equity Fund, are the only series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. The Fund commenced investment operations on October 11, 1996 ("Commencement of Investment Operations").

   The investment objective of the Fund is long-term capital appreciation. The Fund will invest all of its investable assets in the Berger/BIAM International Portfolio (the "Portfolio"), a series of Berger/BIAM Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (86% at March 31, 1998). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund. The performance of the Fund will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. All costs in organizing the Trust were paid by BBOI Worldwide LLC, the investment advisor of the Portfolio (the "Advisor"). The Advisor has delegated the daily portfolio management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM" or the "Sub-Advisor"), which owns 50% of the Advisor. Berger Associates, Inc. ("Berger") also owns 50% of the Advisor.

SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

   Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's investable assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany these Financial Statements for the Fund.

BERGER/BIAM INTERNATIONAL CORE FUND

CALCULATION OF NET ASSET VALUE

   The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

INCOME AND EXPENSES

   As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, net realized and unrealized gains or losses and annual operating expenses (including the investment advisory fee, custodian fees, independent accountants' fees, record keeping and pricing agent fees) of the Portfolio. Income and expenses are allocated on the day the income is earned or the expense is incurred in proportion to the prior day's relative net assets of the Fund compared to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged to the Fund.

FEDERAL INCOME TAXES

   Each series of the Trust is treated as a separate entity for Federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS

   Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for Federal income tax purposes, taxable as ordinary income to shareholders.

   The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for net operating losses and expiring capital loss carryforwards. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis will be reclassified to paid-in-capital.

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. AGREEMENTS

   Under an Administrative Services Agreement with the Fund, the Advisor serves as the administrator of the Fund. Pursuant to such Agreement, the Fund pays the Advisor

                                             BERGER/BIAM INTERNATIONAL CORE FUND
a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or the Advisor's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the Agreement, the Advisor is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, legal services, printing and mailing to shareholders of prospectuses and other required communication and certain other administrative services. The Advisor has delegated the administration of the Fund to Berger. For such services, the Advisor pays Berger a sub-administration fee equal to 0.25% of the Fund's average daily net assets. Berger has voluntarily waived such sub-administration fee from the Commencement of Investment Operations through March 31, 1998.

   Investors Fiduciary Trust Company ("IFTC") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions that it requires. In addition, IFTC has been appointed to serve as the Fund's custodian, transfer agent and dividend disbursing agent.

   Certain officers and trustees of the Trust are officers and directors of Berger, the Advisor or BIAM. Trustees who are not affiliated with the Portfolio's Advisor or Sub-Advisor are compensated for their services according to a fee schedule, allocated among all of the Berger Funds and the Portfolio, which includes an annual fee component and a per meeting component. Such fees are allocated directly to the Portfolio and, therefore, indirectly to the Fund.

BERGER/BIAM INTERNATIONAL CORE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                                                   SIX MONTHS ENDED       PERIOD FROM
                                                                    MARCH 31, 1998    OCTOBER 11, 1996* TO
                                                                     (UNAUDITED)       SEPTEMBER 30, 1997
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $       11.67      $           10.00
----------------------------------------------------------------------------------------------------------
From Investment Operations
  Net investment income (loss)                                              0.02                   0.08
  Net realized and unrealized gain (loss) on investments                    0.86                   1.59
----------------------------------------------------------------------------------------------------------
    Total from investment operations                                        0.88                   1.67
----------------------------------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net investment income)                                   (0.08)                    --
  Distributions (from capital gains)                                       (0.08)                    --
----------------------------------------------------------------------------------------------------------
    Total dividends and distributions                                      (0.16)                    --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $       12.39      $           11.67
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
    Total Return                                                           7.78%                 16.70%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets at end of period (in thousands)                         $     158,104      $          97,177
Net expense ratio to average net assets                                    1.07%(a)               0.98%(a)
Ratio of net income to average net assets                                  0.66%(a)               1.62%(a)
Gross expenses to average net assets (b)                                   1.24%(a)               1.20%(a)

  *  COMMENCEMENT OF INVESTMENT OPERATIONS.

(A)  ANNUALIZED.

(B) REFLECTS THE FUND'S EXPENSES PLUS THE FUND'S PRO RATA SHARE OF THE PORTFOLIO'S GROSS EXPENSES. DURING THE PERIOD, CERTAIN OF THE PORTFOLIO'S EXPENSES WERE REDUCED AS A RESULT OF VOLUNTARY FEE REDUCTIONS AND/OR EARNINGS CREDITS. IF SUCH EARNINGS CREDITS AND/OR VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                  BERGER/BIAM
                            INTERNATIONAL PORTFOLIO

                              SEMI - ANNUAL REPORT

               The following pages should be read in conjunction
                  with the Berger/BIAM International CORE Fund
                             Semi - Annual Report.

BERGER/BIAM INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)
MARCH 31, 1998

COUNTRY/
SHARES/
PRINCIPAL
AMOUNT        COMPANY                                        INDUSTRY                                           VALUE
-----------   ---------------------------------------------  ---------------------------------------------  -------------
                                                  COMMON STOCK - 93.31%
AUSTRALIA - 4.91%
    260,200   National Australia Bank                        Commercial Banks & Other Banks                 $   3,706,548
    573,400   News Corporation                               Media                                              3,785,949
    428,750   Telstra Corporation                            Utilities                                          1,104,525
    135,150   Western Mining                                 Mining, Metals & Minerals                            463,625
                                                                                                            -------------
                                                                                                                9,060,647
                                                                                                            -------------
CANADA - 0.52%
     16,300   Royal Bank Of Canada                           Commercial Banks & Other Banks                       966,525
                                                                                                            -------------
DENMARK - 0.37%
      7,450   Tele Danmark As-b                              Utilities                                            676,945
                                                                                                            -------------
FRANCE - 2.91%
        690   AXA-UAP                                        Insurance Multi/Property/ Casualty                    71,146
      4,405   Generale Des Eaux                              Diversified Holding Companies                        716,190
     30,455   Michelin B                                     Auto Components                                    1,820,655
     22,970   Total Co. Francaise Petrole 'B'                Oil                                                2,761,968
                                                                                                            -------------
                                                                                                                5,369,959
                                                                                                            -------------
GERMANY - 8.32%
        970   Bayerische Motoren Werke                       Automobiles                                        1,073,723
     12,400   Bayerische Vereinsbank                         Commercial Banks & Other Banks                       906,113
     46,845   Hoechst Ag                                     Chemicals                                          1,837,083
      7,640   Mannesmann Ag                                  Machinery & Engineering Services                   5,599,372
     29,790   Siemens Ag                                     Electrical Equipment                               1,996,266
     38,631   Veba Ag                                        Diversified Industrials                            2,743,450
      2,177   Viag Ag                                        Utilities                                          1,187,808
                                                                                                            -------------
                                                                                                               15,343,815
                                                                                                            -------------
GREAT BRITAIN - 30.62%
    185,150   Barclays PLC                                   Commercial Banks & Other Banks                     5,548,774
    522,890   BAT Industries                                 Beverage Industry/Tobacco Manufacturing            5,331,481
    183,200   Cable & Wireless                               Utilities                                          2,292,751
    127,200   Cadbury Schweppes                              Beverage Industry/Tobacco Manufacturing            1,765,476

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES/
PRINCIPAL
AMOUNT        COMPANY                                        INDUSTRY                                           VALUE
-----------   ---------------------------------------------  ---------------------------------------------  -------------

                                                COMMON STOCK - CONTINUED
    220,300   Diageo PLC                                     Beverage Industry/Tobacco Manufacturing        $   2,592,928
    149,700   Glaxo Wellcome PLC                             Health & Personal Care                             4,027,708
    217,650   Granada Group                                  Entertainment/Leisure/Toys                         3,913,661
     85,514   Kingfisher PLC                                 Retail Trade                                       1,602,092
    316,400   Ladbroke Group                                 Entertainment/Leisure/Toys                         1,770,631
    262,200   Lloyds TSB Group                               Commercial Banks & Other Banks                     4,078,201
     95,800   Premier Farnell                                Wholesale Trade                                      615,107
    297,640   Prudential Corporation                         Insurance Life & Agents/Brokers                    4,375,282
    226,450   Safeway PLC                                    Retail Trade                                       1,404,691
     66,500   Scottish Power                                 Utilities                                            625,717
    463,880   Shell Transportation & Trading Corporation     Oil                                                3,409,498
    145,391   Siebe PLC                                      Machinery & Engineering Services                   3,171,774
    213,300   TI Group PLC                                   Machinery & Engineering Services                   1,871,295
    364,600   Vodafone Group                                 Utilities                                          3,815,197
     99,330   Zeneca Group                                   Health & Personal Care                             4,280,645
                                                                                                            -------------
                                                                                                               56,492,909
                                                                                                            -------------
HONG KONG - 1.17%
     70,400   HSBC Holdings                                  Commercial Banks & Other Banks                     2,153,238
                                                                                                            -------------
INDONESIA - 0.25%
    212,000   Gudang Garam                                   Beverage Industry/Tobacco Manufacturing              293,491
    180,000   HM Sampoerna                                   Beverage Industry/Tobacco Manufacturing              163,352
                                                                                                            -------------
                                                                                                                  456,843
                                                                                                            -------------
IRELAND - 0.40%
    257,100   Smurfit (Jefferson) Group                      Forestry & Paper Products                            737,611
                                                                                                            -------------
ITALY - 1.83%
     69,006   Eni Spa Itl                                    Oil                                                  470,650
    368,030   Telecom Italia                                 Utilities                                          2,903,213
                                                                                                            -------------
                                                                                                                3,373,863
                                                                                                            -------------
JAPAN - 13.18%
    199,000   Canon Inc                                      Computer/Commercial/Office Equipment               4,497,766

BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES/
PRINCIPAL
AMOUNT        COMPANY                                        INDUSTRY                                           VALUE
-----------   ---------------------------------------------  ---------------------------------------------  -------------

                                                COMMON STOCK - CONTINUED
     87,000   Dai Nippon Printing                            Media                                          $   1,437,206
    107,000   Honda Motor                                    Automobiles                                        3,856,579
    106,000   Kao Corporation                                Food & Grocery                                     1,392,904
      9,400   Keyence Corporation                            Electronics & Instruments                          1,298,742
     42,000   Murata Manufacturing Co                        Electronics & Instruments                          1,160,578
     17,000   Rohm Company Limited                           Electronics & Instruments                          1,557,349
    101,000   Shiseido Corporation                           Health & Personal Care                             1,160,352
     53,200   Sony Corporation                               Household Durables & Appliances                    4,514,060
    135,000   Takeda Chemical                                Health & Personal Care                             3,436,455
                                                                                                            -------------
                                                                                                               24,311,991
                                                                                                            -------------
MALAYSIA - 0.30%
    103,000   Hume Industries                                Construction & Building Materials                    111,442
    403,400   Sime Darby                                     Diversified Holding Companies                        449,691
                                                                                                            -------------
                                                                                                                  561,133
                                                                                                            -------------
MEXICO - 0.42%
    301,770   Grupo Financiero Banamex                       Commercial Banks & Other Banks                       768,277
                                                                                                            -------------
NETHERLANDS - 8.72%
     76,280   ABN-Amro Holdings                              Commercial Banks & Other Banks                     1,762,068
    105,150   Elsevier                                       Media                                              1,732,090
    119,807   ING Groep N.V.                                 Insurance - Multi/Property/ Casualty               6,806,660
     52,790   Koninklijke PTT                                Utilities                                          2,738,057
     31,300   Nutricia                                       Food Manufacturing                                 1,125,883
     33,800   Royal Dutch Petroleum                          Oil                                                1,915,428
                                                                                                            -------------
                                                                                                               16,080,186
                                                                                                            -------------
PHILIPPINES - 0.24%
    254,370   San Miguel Corporation Class-B                 Beverage Industry/Tobacco Manufacturing              443,375
                                                                                                            -------------
PORTUGAL - 0.25%
     19,950   Electricidade De Portugal                      Utilities                                            463,426
                                                                                                            -------------
SINGAPORE - 3.03%
    285,000   City Development                               Real Estate                                        1,403,375
    233,412   Development Bank of Singapore                  Commercial Banks & Other Banks                     1,705,953

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES/
PRINCIPAL
AMOUNT        COMPANY                                        INDUSTRY                                           VALUE
-----------   ---------------------------------------------  ---------------------------------------------  -------------

                                                COMMON STOCK - CONTINUED
    174,600   Fraser And Neave                               Beverage Industry/Tobacco Manufacturing        $     740,792
    151,972   Singapore Press Holdings                       Media                                              1,741,390
                                                                                                            -------------
                                                                                                                5,591,510
                                                                                                            -------------
SPAIN - 1.67%
     61,680   Banco de Santander                             Commercial Banks & Other Banks                     3,075,936
                                                                                                            -------------
SWITZERLAND - 14.20%
      1,675   Alusuisse Lonza Holdings                       Fabricated Metal Products                          2,035,370
      2,634   Nestle Sa                                      Food & Grocery Products                            5,039,799
      4,609   Novartis Ag-RE                                 Health & Personal Care                             8,167,809
        269   Roche Holding                                  Health & Personal Care                             2,915,366
      2,680   Schw Ruckverischer                             Insurance - Multi/Property/ Casualty               5,895,313
      1,315   Union Bank of Switzerland                      Insurance - Multi/Property/ Casualty               2,150,745
                                                                                                            -------------
                                                                                                               26,204,402
                                                                                                            -------------
              TOTAL COMMON STOCK (Cost $146,828,511)                                                          172,132,591
                                                                                                            -------------
                                              REPURCHASE AGREEMENT - 4.51%

$ 8,321,000   State Street Bank Repurchase Agreement, 5.70% dated March 31, 1998, to be repurchased at
              $8,322,317 on April 1, 1998, collateralized by U.S. Treasury Bond, 6.75% - June 25, 2005, with a value of $8,491,700 (cost $8,321,000)
                                                                                                                8,321,000
                                                                                                            -------------
              TOTAL REPURCHASE AGREEMENT (Cost $8,321,000)                                                      8,321,000
                                                                                                            -------------
Total Investments (cost $155,149,511) - 97.82%                                                                180,453,591
Other assets, less liabilities - 2.18%                                                                          4,028,788
                                                                                                            -------------

Net Assets - 100.00%                                                                                         $184,482,379
                                                                                                            -------------
                                                                                                            -------------

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                            MARCH 31, 1998
                                                             (UNAUDITED)
----------------------------------------------------------------------------------
ASSETS
Investments, at cost                                         $         155,149,511
----------------------------------------------------------------------------------
Investments, at value                                        $         180,453,591
Cash                                                                     4,432,884
Foreign cash (cost $1,476,766)                                           1,487,906
Receivables
  Investment securities sold                                               611,994
  Contributions                                                            354,601
  Dividends                                                                754,306
  Interest                                                                   1,317
  Foreign currency contracts                                               709,740
----------------------------------------------------------------------------------
    Total Assets                                                       188,806,339
----------------------------------------------------------------------------------
LIABILITIES
Payables
  Investment securities purchased                                        4,136,263
  Withdrawals                                                               40,012
  Accrued investment advisory fees                                         135,470
  Accrued audit fees                                                        12,215
----------------------------------------------------------------------------------
    Total Liabilities                                                    4,323,960
----------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY: PAID-IN CAPITAL FOR
 BENEFICIAL INTERESTS                                        $         184,482,379
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF OPERATIONS

                                                          SIX
                                                     MONTHS ENDED
                                                    MARCH 31, 1998
                                                      (UNAUDITED)
-------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (net of $52,815 foreign tax withheld)     $     997,728
  Interest                                                  153,741
-------------------------------------------------------------------
    Total Income                                          1,151,469
-------------------------------------------------------------------
Expenses
  Investment advisory fees                                  636,279
  Accounting fees                                            20,846
  Custodian fees                                             52,170
  Audit fees                                                 30,216
  Legal fees                                                  5,192
  Directors'/Trustees' fees and expenses                      5,945
  Reports to shareholders                                     3,151
  Other expenses                                              5,795
-------------------------------------------------------------------
    Total Expenses                                          759,594
  Less fees waived by advisor                               (46,645)
  Less earnings credits                                     (73,015)
-------------------------------------------------------------------
    Total Expenses, Net                                     639,934
-------------------------------------------------------------------
Net investment income (loss)                                511,535
-------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on securities and
   foreign currency transactions                         (4,371,369)
  Net change in unrealized appreciation
   (depreciation) on securities and foreign
   currency transactions                                 18,736,707
-------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions           14,365,338
-------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                      $  14,876,873
-------------------------------------------------------------------
-------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS              PERIOD FROM
                                                                   ENDED             OCTOBER 11, 1996*
                                                              MARCH 31, 1998                TO
                                                                (UNAUDITED)         SEPTEMBER 30, 1997
-------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                    $     511,535             $   1,018,078
Net realized gain (loss) on securities and foreign currency
 transactions                                                      (4,371,369)                1,712,223
Net change in unrealized appreciation (depreciation) on
 securities and foreign currency transactions                      18,736,707                 6,712,560
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from
 Operations                                                        14,876,873                 9,442,861
-------------------------------------------------------------------------------------------------------
FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                                      63,796,915               127,144,416
Withdrawals                                                       (16,408,409)              (14,370,277)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets From Investors'
 Transactions                                                      47,388,506               112,774,139
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                              62,265,379               122,217,000
-------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                               122,217,000                         0
-------------------------------------------------------------------------------------------------------
End of period                                                   $ 184,482,379             $ 122,217,000
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                         $ 160,162,645             $ 112,774,139
Undistributed net investment income (loss)                          1,529,613                 1,018,078
Undistributed net realized gain (loss) from investments            (2,659,146)                1,712,223
Net unrealized appreciation (depreciation) of securities and
 foreign currency transactions                                     25,449,267                 6,712,560
-------------------------------------------------------------------------------------------------------
    Total                                                       $ 184,482,379             $ 122,217,000
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (in thousands)                        $     184,482             $     122,217
Net expense ratio to average net assets                                  0.90%(1)                  0.89%(1)
Ratio of net income (loss) to average net assets                         0.72%(1)                  1.63%(1)
Gross expenses to average net assets(2)                                  1.07%(1)                  1.10%(1)
Portfolio turnover rate                                                     8%                       17%
Average Commission Paid                                         $      0.0213             $      0.0248

  *  COMMENCEMENT OF INVESTMENT OPERATIONS.
 1.  ANNUALIZED.
 2. DURING THE PERIOD, CERTAIN FEES WERE REDUCED AS A RESULT OF VOLUNTARY FEE REDUCTIONS AND/OR EARNING CREDITS. IF SUCH EARNING CREDITS AND/OR VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

   The Berger/BIAM International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio is a series of the Berger/BIAM Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. All costs in organizing the Trust were paid by BBOI Worldwide LLC ("BBOI"), the investment advisor of the Portfolio. The Portfolio commenced investment operations on October 11, 1996, ("Commencement of Investment Operations") with the sale of 448,161 shares of beneficial interest to the International Equity Fund, formerly known as the Berger/BIAM International Institutional Fund, in exchange for portfolio assets with an aggregate value of $4,481,609, which were transferred from the Pooled Trust of Citizens Bank of New Hampshire ("Citizens NH") to the International Equity Fund and, in turn, transferred to the Portfolio. Such transaction was a tax-free exchange. Citizens NH is an affiliate of Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which was the investment sub-advisor to the Pooled Trust and is the investment sub-advisor to the Portfolio. Currently there are three investors in the Portfolio, the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund.

   The investment objective of the Portfolio is long-term capital appreciation. The Portfolio invests primarily in common stocks of well-established companies located outside the United States.

   The Portfolio is advised by BBOI, which has delegated daily portfolio management of the Portfolio to BIAM. Berger Associates, Inc. ("Berger") and BIAM each own 50% of BBOI.

SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

   The Portfolio's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time) each day the Exchange is open. The Portfolio's securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid

BERGER/BIAM INTERNATIONAL PORTFOLIO

and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Portfolio are determined by using pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.

   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the Portfolio are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

FOREIGN CURRENCY TRANSLATION

   Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES

   The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

   Investment transactions are accounted for on the trade date. Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities. Dividend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

FORWARD CURRENCY CONTRACTS

   The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

2. AGREEMENTS

   BBOI renders investment advisory services to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to BBOI at the annual rate of .90 of 1% of the Portfolio's average daily net assets. Until at least April 30, 1998, BBOI has agreed voluntarily to waive its advisory fee to the extent that the Portfolio's normal operating expenses in any fiscal year (including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. BBOI is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio. BBOI has delegated the daily investment management of the Portfolio to BIAM. For such services, BBOI pays BIAM a sub-advisory fee equal to .45% of the average daily net assets of the Portfolio. Such sub-advisory fee has been voluntarily waived by BIAM from the Commencement of Investment Operations through March 31, 1998, except for an amount payable on the Citizens NH converted assets (see note 1).

BERGER/BIAM INTERNATIONAL PORTFOLIO

   Investors Fiduciary Trust Company ("IFTC") has been appointed to provide record keeping and pricing services to the Portfolio, including calculating the net asset value of the Portfolio, and to perform certain accounting and record keeping functions required by the Portfolio. In addition, IFTC has been appointed to serve as the Portfolio's custodian and transfer agent. For custodian, record keeping and pricing services, the Portfolio pays a fee directly to IFTC based on a percentage of its net assets, subject to certain minimums, and reimburses IFTC for certain out-of-pocket expenses. IFTC's fees for custody, recordkeeping and pricing, or transfer agency services are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by IFTC as custodian or by credits received from directed brokerage transactions. For the six months ended March 31, 1998, the Portfolio received $73,000 in earnings credits, which offset the fees payable to IFTC for services rendered.

   Certain officers and trustees of the Trust are officers and directors of Berger, BBOI or BIAM. Trustees who are not affiliated with Berger, BBOI or BIAM are compensated for their services according to a fee schedule, allocated among the Berger Funds (which consists of the New Generation Fund, Select Fund, Small Company Growth Fund, Small Cap Value Fund, Mid Cap Growth Fund, One Hundred Fund, Growth & Income Fund and Balanced Fund) and the Portfolio, which includes an annual fee component and a per meeting component. Trustees' fees and expenses for the six months ended March 31, 1998, totaled $6,000.

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

   Purchases and sales of investment securities (excluding short-term securities) during the six-month period ended March 31, 1998, were as follows:

   Purchase of           Sales of
    Investment          Investment
    Securities          Securities
------------------  ------------------
   $ 57,932,386        $ 10,305,328

   There were no purchases or sales of long-term U.S. Government securities during the period.

   At March 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities held was as follows:

                   Gross        Gross
 Federal Tax    Unrealized   Unrealized
     Cost       Appreciation Depreciation     Net
--------------  -----------  -----------  -----------
 $155,156,875   $34,253,443  ($8,956,727) $25,296,716

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

4. LINE OF CREDIT

   The Portfolio, along with the Berger New Generation Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger One Hundred Fund and Berger Growth and Income Fund (the "Funds"), are party to an ongoing agreement with certain banks that allows the Funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest on any borrowings, if any, is charged to the specific fund executing the borrowing at the Federal Funds Rate plus 75 basis points. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At March 31, 1998, the outstanding balance on the line of credit was $0.

  [PHOTO]


  Together we can
  move mountains-Registered Trademark-

--------------------------------------------------------------------------------
                                INTERNATIONAL
--------------------------------------------------------------------------------
                                   EQUITY
--------------------------------------------------------------------------------
                                    FUND
--------------------------------------------------------------------------------

                               MARCH 31, 1998
                             SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
                             INTERNATIONAL
                            TABLE OF CONTENTS
                               EQUITY FUND

INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGER'S LETTER.........................          2

STATEMENT OF ASSETS AND LIABILITIES................          5

STATEMENT OF OPERATIONS............................          5

STATEMENT OF CHANGES IN NET ASSETS.................          6

NOTES TO FINANCIAL STATEMENTS......................          7

FINANCIAL HIGHLIGHTS...............................         10

BERGER/BIAM INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS............................         12

STATEMENT OF ASSETS AND LIABILITIES................         16

STATEMENT OF OPERATIONS............................         17

STATEMENT OF CHANGES IN NET ASSETS.................         18

NOTES TO FINANCIAL STATEMENTS......................         19

--------------------------------------------------------------------------------
                             INTERNATIONAL
                       PORTFOLIO MANAGER'S LETTER
                               EQUITY FUND

PERFORMANCE

   For the six-month period ending March 31, 1998, the International Equity Fund (the "Fund") had a total return of 7.88%(1), compared to 5.87% for MSCI EAFE Index(2).

   The primary positive contributors to performance during the period were Growth in Telecommunications, Healthcare Needs and, to a lesser extent, Positive Banking Environment.

   Stocks in Growth in Telecommunications had the largest positive impact on portfolio performance. Mannesmann had a stellar first quarter after announcing a doubling in its cellular network subscribers in 1997. Cable and Wireless did well following its affiliate's decision (Hong Kong Telecom) to relinquish its Hong Kong monopoly. The deal removes uncertainty surrounding the stock that had held the price back in 1997. Vodafone profited from a surge in new mobile phone customers and positive reaction to news that a consortium, of which it is a shareholder, was awarded a license to develop a mobile phone network in Egypt.

   Stocks in Healthcare Needs also produced strong returns, led by Zeneca, which had significant increases in profit and sales. After getting off to a fast start, Glaxo Wellcome fell back on news that its proposed merger with SmithKline Beecham was aborted.

   Although our Positive Banking Environment theme suffered in the latter part of 1997, primarily because of the Asian crisis, there was a solid turnaround in the first quarter 1998. European financial stocks were the linchpin of a strong equity market performance. The run up in financial stocks was driven by prospects for continued economic recovery, low interest rates and investor expectations of further consolidation in the overbanked European region. Among portfolio holdings, Banco de Santander was a standout. This Spanish bank performed in line with expectations in 1997, and its decision to acquire another Spanish bank was greeted very positively by the market.

   Pacific Basin themes continued to disappoint, although these now represent a small portion of the portfolio. Share prices of Japanese stocks in Technological Innovation also had a negative impact. We believe these stocks were dragged down by negative sentiment about the Japanese economy overall. Prices may bounce back when earnings results are released later this spring.

PERIOD IN REVIEW

   Global equity markets had a rocky fourth quarter 1997 as Asian troubles reverberated around the world. In European markets, share prices of companies with earnings exposure

                                                       INTERNATIONAL EQUITY FUND
to the Pacific Rim were hit hard. However, 1998 started on a positive note. Falling interest rates, receding Asian crisis, positive Wall Street background and surging liquidity combined to drive the markets higher. Affirmation of the 11 likely starters for European Monetary Union next January gave further impetus to peripheral European markets, with Spain and especially Italy being the star performers. In the U.K., British fund managers rotated out of industrial and cyclical stocks that underperformed during 1997 and into financials and pharmaceuticals.

   In Asia, Indonesia's currency went into free fall, declining 50% as concerns mounted about increasing bad debts, rising unemployment and upcoming presidential elections. The currency stabilized by March 31 when a more flexible reform package was agreed to by the IMF. Japan was not immune to Asian problems, and its market fell during the period. Japan is the biggest foreign investor, producer and lender in Asia, so it was no surprise that the regional currency debacle weighed heavily on Japan's already worrisome bad debt crisis.

LOOKING AHEAD

   We are cautiously optimistic about international equity market prospects for the remainder of 1998. The move toward EMU remains on track, and growth prospects for core Europe are brighter than at the start of the year. In Germany, domestic demand is slowly recovering, and, for the first time in more than a year, unemployment is beginning to fall. Significant mergers and acquisitions are likely in financials, pharmaceuticals and telecoms, which should support share prices. Because of the high valuation levels in core Europe, we may take profits in stocks that look stretched from a valuation perspective. We are seeking opportunities among stocks that have underperformed for an extended period and that have a catalyst for change visible on the horizon.

   In Asia, attention is likely to remain on the Japanese government as investors await intervention to stimulate the domestic economy. Unless and until there is a meaningful move by the government, the Japanese stock market is unlikely to recover. We believe that, on a company-by-company basis, value can still be found in Japanese companies that are continuing to grow their earnings. We remain extremely cautious on the rest of Asia. The region's economies can recover, but only with the introduction of painful fiscal measures and massive deregulation.

   We thank you for your investment in the International Equity Fund.

   (1) PERFORMANCE FIGURES ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO BE INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   (2) THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX REPRESENTS MAJOR OVERSEAS STOCK MARKETS. IT IS AN UNMANAGED INDEX. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

INTERNATIONAL EQUITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  COMPARISON OF CHANGE IN VALUE OF
      $1,000,000 INVESTMENT IN
           INTERNATIONAL
     EQUITY FUND VS. EAFE INDEX
      AND COST OF LIVING INDEX
   INITIAL INVESTMENT $1,000,000
                                      INTERNATIONAL      EAFE        COST OF
                                       EQUITY FUND      INDEX      LIVING INDEX
          VALUE OF SHARES
7/31/89                                  $1,000,000    $1,000,000    $1,000,000
3/31/90                                  $1,267,000      $838,777    $1,034,566
3/31/91                                  $1,263,000      $862,814    $1,085,209
3/31/92                                  $1,359,000      $796,278    $1,119,775
3/31/93                                  $1,555,000      $891,892    $1,154,341
3/31/94                                  $1,888,000    $1,095,573    $1,183,280
3/31/95                                  $1,904,000    $1,165,375    $1,217,042
3/31/96                                  $2,367,000    $1,313,047    $1,251,608
3/31/97                                  $2,651,395    $1,336,073    $1,286,174
3/31/98                                  $3,111,494    $1,588,938    $1,303,859
International Equity Fund*
Average Annual Total Return
As of March 31, 1998
                                                     Life of Fund
1 Year                                      5 Years     (7/31/89)
17.35%                                       14.88%        13.99%
Past performance is not predictive
of future performance.

* PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A LOSS WHEN YOU SELL SHARES. PERFORMANCE FIGURES ARE HISTORICAL AND, IN PART, REFLECT THE PERFORMANCE OF A POOL OF ASSETS ADVISED BY BIAM (BANK OF IRELAND ASSET MANAGEMENT) FOR PERIODS BEFORE THE FUND COMMENCED INVESTMENT OPERATIONS ON OCTOBER 11, 1996, ADJUSTED TO REFLECT ANY INCREASED EXPENSES ASSOCIATED WITH OPERATING THE FUND. THE ASSET POOL WAS NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THEREFORE WAS NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF THE POOL HAD BEEN REGISTERED, ITS PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

                                                       INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

                                                    MARCH 31, 1998
                                                      (UNAUDITED)
-------------------------------------------------------------------
ASSETS
Investment in Berger/BIAM International Portfolio
 ("Portfolio"), at value                               $6,369,561
-------------------------------------------------------------------
    Total Assets                                        6,369,561
-------------------------------------------------------------------
LIABILITIES
Payables
  Fund shares redeemed                                        547
  Accrued administrative fee                                  527
-------------------------------------------------------------------
    Total Liabilities                                       1,074
-------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING            $6,368,487
-------------------------------------------------------------------
-------------------------------------------------------------------
Capital Shares
  Authorized (par value $.01)                           Unlimited
-------------------------------------------------------------------
-------------------------------------------------------------------
  Shares outstanding
                                                          543,572
-------------------------------------------------------------------
-------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE
                                                       $    11.72
-------------------------------------------------------------------
-------------------------------------------------------------------

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MARCH 31, 1998

--------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
Interest and dividends (net of $1,445 foreign
 withholding taxes)                                 $   45,687
Portfolio expenses (net of earnings credits and
 fee waivers totaling $5,731)                          (28,027)
--------------------------------------------------------------
    Net Investment Income Allocated from Portfolio      17,660
--------------------------------------------------------------
FUND EXPENSES:
Administrative fees                                      2,937
--------------------------------------------------------------
    Total Fund Expenses                                  2,937
--------------------------------------------------------------
Net Investment Income (Loss)                            14,723
--------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
 ALLOCATED FROM PORTFOLIO:
Net realized gain (loss) on investments and
 foreign currency transactions                        (173,724)
Net change in unrealized appreciation
 (depreciation) on investments and foreign
 currency transactions                                 551,524
--------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions
 Allocated from Portfolio                              377,800
--------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                    $  392,523
--------------------------------------------------------------
--------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                            FOR THE SIX
                                           MONTHS ENDED      FOR THE PERIOD FROM
                                          MARCH 31, 1998    OCTOBER 11, 1996* TO
                                            (UNAUDITED)      SEPTEMBER 30, 1997
---------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                $    14,723          $    53,613
Net realized gain (loss) on investments
 and foreign currency transactions             (173,724)             121,191
Net change in unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions                  551,524              632,348
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                      392,523              807,152
---------------------------------------------------------------------------------
FROM DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income                           (73,365)                  --
Net realized gains on investments              (311,486)                  --
---------------------------------------------------------------------------------
Net Decrease in Net Assets from
 Dividends and Distributions to
 Shareholders                                  (384,851)                  --
---------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                       871,026            7,084,903
Issued in reinvestment of dividends             376,087                   --
Payments for shares redeemed                 (1,229,264)          (1,549,089)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Derived from Fund Share Transactions            17,849            5,535,814
---------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                25,521            6,342,966
NET ASSETS
Beginning of period                           6,342,966                   --
---------------------------------------------------------------------------------
End of Period                               $ 6,368,487          $ 6,342,966
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital (par value and paid in surplus)     $ 5,553,663          $ 5,535,814
Undistributed net investment income
 (loss)                                          (5,029)              53,613
Undistributed net realized gain (loss)
 on investments and foreign currency
 transactions                                  (364,019)             121,191
Net unrealized appreciation
 (depreciation) on investments and
 foreign currency transactions                1,183,872              632,348
---------------------------------------------------------------------------------
Net Assets                                  $ 6,368,487          $ 6,342,966
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES
Shares sold                                      77,499              690,065
Shares issued to shareholders in
 reinvestment of distributions                   36,630                   --
Shares repurchased                             (115,359)            (145,263)
---------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                (1,230)             544,802
Shares outstanding, beginning of period         544,802                   --
---------------------------------------------------------------------------------
Shares outstanding, end of period               543,572              544,802
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

  *  COMMENCEMENT OF INVESTMENT OPERATIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1998 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

   The International Equity Fund (the "Fund"), formerly known as the Berger/BIAM International Institutional Fund prior to June 20, 1997, is a series of the Berger/BIAM Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund, Berger/BIAM International Fund and Berger/BIAM International CORE Fund, are the only series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. The Fund commenced investment operations on October 11, 1996 ("Commencement of Investment Operations").

   The investment objective of the Fund is long-term capital appreciation. The Fund will invest all of its investable assets in the Berger/BIAM International Portfolio (the "Portfolio"), a series of Berger/BIAM Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (3% at March 31, 1998). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund. The performance of the Fund will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. All costs in organizing the Trust were paid by BBOI Worldwide LLC, the investment advisor of the Portfolio (the "Advisor"). The Advisor has delegated the daily portfolio management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM" or the "Sub-Advisor"), which owns 50% of the Advisor. Berger Associates, Inc. ("Berger") also owns 50% of the Advisor.

SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

   Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's investable assets will be equal to the value of its beneficial interest in the

INTERNATIONAL EQUITY FUND
Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statement which accompany these Financial Statements for the Fund.

CALCULATION OF NET ASSET VALUE

   The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

INCOME AND EXPENSES

   As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, net realized and unrealized gains or losses and annual operating expenses (including the investment advisory fee, custodian fees, independent accountants' fees, record keeping and pricing agent fees) of the Portfolio. Income and expenses are allocated on the day the income is earned or the expense is incurred in proportion to the prior day's relative net assets of the Fund compared to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged to the Fund.

FEDERAL INCOME TAXES

   Each series of the Trust is treated as a separate entity for Federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS

   Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for Federal income tax purposes, taxable as ordinary income to shareholders.

   The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for net operating losses and expiring capital loss carryforwards. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis will be reclassified to paid-in-capital.

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

                                                       INTERNATIONAL EQUITY FUND

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. AGREEMENTS

   Under an Administrative Services Agreement with the Fund, the Advisor serves as the administrator of the Fund. Pursuant to such Agreement, the Fund is obligated to pay the Advisor a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or the Advisor's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the Agreement, the Advisor is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, legal services, printing and mailing to shareholders of prospectuses and other required communication and certain other administrative services. The Advisor has delegated the administration of the Fund to Berger. For such services, the Advisor pays Berger a sub-administration fee equal to 0.25% of the Fund's average daily net assets. Berger has voluntarily waived such sub-administration fee from the Commencement of Investment Operations through March 31, 1998.

   Investors Fiduciary Trust Company ("IFTC") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions that it requires. In addition, IFTC has been appointed to serve as the Fund's custodian, transfer agent and dividend disbursing agent.

   Certain officers and trustees of the Trust are officers and directors of Berger, the Advisor or BIAM. Trustees who are not affiliated with Berger, the Advisor or BIAM are compensated for their services according to a fee schedule, allocated among all of the Berger Funds and the Portfolio, which includes an annual fee component and a per meeting component. Such fees are allocated directly to the Portfolio and, therefore, indirectly to the Fund.

INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                                                PERIOD FROM
                                                             OCTOBER 11, 1996*
                                          SIX MONTHS ENDED          TO
                                           MARCH 31, 1998      SEPTEMBER 30,
                                            (UNAUDITED)            1997
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $11.64              $10.00
------------------------------------------------------------------------------
From Investment Operations
  Net investment income (loss)                     0.03                0.10
  Net realized and unrealized gain
   (loss) on investments                           0.78                1.54
------------------------------------------------------------------------------
    Total from investment operations               0.81                1.64
------------------------------------------------------------------------------
Less dividends and distributions
  Dividends (from net investment income)          (0.14)                 --
  Distributions (from capital gains)              (0.59)                 --
------------------------------------------------------------------------------
    Total dividends and distributions             (0.73)                 --
------------------------------------------------------------------------------
Net Asset Value, End of Period                   $11.72              $11.64
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    Total Return
                                                  7.88%              16.40%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets at end of period (in
 thousands)                                      $6,368              $6,343
Net expense ratio to average net assets           1.05%(a)            1.17%(a)
Ratio of net income to average net
 assets                                           0.50%(a)            1.03%(a)
Gross expenses to average net assets (b)          1.25%(a)            1.34%(a)

  *  COMMENCEMENT OF INVESTMENT OPERATIONS.

(a)  ANNUALIZED.

(b) REFLECTS THE FUND'S EXPENSES PLUS THE FUND'S PRO RATA SHARE OF THE PORTFOLIO'S GROSS EXPENSES. DURING THE PERIOD, CERTAIN OF THE PORTFOLIO'S EXPENSES WERE REDUCED AS A RESULT OF VOLUNTARY FEE REDUCTIONS AND/OR EARNINGS CREDITS. IF SUCH EARNINGS CREDITS AND/OR VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                  BERGER/BIAM
                            INTERNATIONAL PORTFOLIO

                              SEMI - ANNUAL REPORT

               The following pages should be read in conjunction
                       with the International Equity Fund
                             Semi - Annual Report.

BERGER/BIAM INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS (UNAUDITED)
MARCH 31, 1998

COUNTRY/
SHARES/
PRINCIPAL
AMOUNT        COMPANY                                        INDUSTRY                                           VALUE
-----------   ---------------------------------------------  ---------------------------------------------  -------------
                                                  COMMON STOCK - 93.31%
AUSTRALIA - 4.91%
    260,200   National Australia Bank                        Commercial Banks & Other Banks                 $   3,706,548
    573,400   News Corporation                               Media                                              3,785,949
    428,750   Telstra Corporation                            Utilities                                          1,104,525
    135,150   Western Mining                                 Mining, Metals & Minerals                            463,625
                                                                                                            -------------
                                                                                                                9,060,647
                                                                                                            -------------
CANADA - 0.52%
     16,300   Royal Bank Of Canada                           Commercial Banks & Other Banks                       966,525
                                                                                                            -------------
DENMARK - 0.37%
      7,450   Tele Danmark As-b                              Utilities                                            676,945
                                                                                                            -------------
FRANCE - 2.91%
        690   AXA-UAP                                        Insurance Multi/Property/ Casualty                    71,146
      4,405   Generale Des Eaux                              Diversified Holding Companies                        716,190
     30,455   Michelin B                                     Auto Components                                    1,820,655
     22,970   Total Co. Francaise Petrole 'B'                Oil                                                2,761,968
                                                                                                            -------------
                                                                                                                5,369,959
                                                                                                            -------------
GERMANY - 8.32%
        970   Bayerische Motoren Werke                       Automobiles                                        1,073,723
     12,400   Bayerische Vereinsbank                         Commercial Banks & Other Banks                       906,113
     46,845   Hoechst Ag                                     Chemicals                                          1,837,083
      7,640   Mannesmann Ag                                  Machinery & Engineering Services                   5,599,372
     29,790   Siemens Ag                                     Electrical Equipment                               1,996,266
     38,631   Veba Ag                                        Diversified Industrials                            2,743,450
      2,177   Viag Ag                                        Utilities                                          1,187,808
                                                                                                            -------------
                                                                                                               15,343,815
                                                                                                            -------------
GREAT BRITAIN - 30.62%
    185,150   Barclays PLC                                   Commercial Banks & Other Banks                     5,548,774
    522,890   BAT Industries                                 Beverage Industry/Tobacco Manufacturing            5,331,481
    183,200   Cable & Wireless                               Utilities                                          2,292,751
    127,200   Cadbury Schweppes                              Beverage Industry/Tobacco Manufacturing            1,765,476

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES/
PRINCIPAL
AMOUNT        COMPANY                                        INDUSTRY                                           VALUE
-----------   ---------------------------------------------  ---------------------------------------------  -------------

                                                COMMON STOCK - CONTINUED
    220,300   Diageo PLC                                     Beverage Industry/Tobacco Manufacturing        $   2,592,928
    149,700   Glaxo Wellcome PLC                             Health & Personal Care                             4,027,708
    217,650   Granada Group                                  Entertainment/Leisure/Toys                         3,913,661
     85,514   Kingfisher PLC                                 Retail Trade                                       1,602,092
    316,400   Ladbroke Group                                 Entertainment/Leisure/Toys                         1,770,631
    262,200   Lloyds TSB Group                               Commercial Banks & Other Banks                     4,078,201
     95,800   Premier Farnell                                Wholesale Trade                                      615,107
    297,640   Prudential Corporation                         Insurance Life & Agents/Brokers                    4,375,282
    226,450   Safeway PLC                                    Retail Trade                                       1,404,691
     66,500   Scottish Power                                 Utilities                                            625,717
    463,880   Shell Transportation & Trading Corporation     Oil                                                3,409,498
    145,391   Siebe PLC                                      Machinery & Engineering Services                   3,171,774
    213,300   TI Group PLC                                   Machinery & Engineering Services                   1,871,295
    364,600   Vodafone Group                                 Utilities                                          3,815,197
     99,330   Zeneca Group                                   Health & Personal Care                             4,280,645
                                                                                                            -------------
                                                                                                               56,492,909
                                                                                                            -------------
HONG KONG - 1.17%
     70,400   HSBC Holdings                                  Commercial Banks & Other Banks                     2,153,238
                                                                                                            -------------
INDONESIA - 0.25%
    212,000   Gudang Garam                                   Beverage Industry/Tobacco Manufacturing              293,491
    180,000   HM Sampoerna                                   Beverage Industry/Tobacco Manufacturing              163,352
                                                                                                            -------------
                                                                                                                  456,843
                                                                                                            -------------
IRELAND - 0.40%
    257,100   Smurfit (Jefferson) Group                      Forestry & Paper Products                            737,611
                                                                                                            -------------
ITALY - 1.83%
     69,006   Eni Spa Itl                                    Oil                                                  470,650
    368,030   Telecom Italia                                 Utilities                                          2,903,213
                                                                                                            -------------
                                                                                                                3,373,863
                                                                                                            -------------
JAPAN - 13.18%
    199,000   Canon Inc                                      Computer/Commercial/Office Equipment               4,497,766

BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES/
PRINCIPAL
AMOUNT        COMPANY                                        INDUSTRY                                           VALUE
-----------   ---------------------------------------------  ---------------------------------------------  -------------

                                                COMMON STOCK - CONTINUED
     87,000   Dai Nippon Printing                            Media                                          $   1,437,206
    107,000   Honda Motor                                    Automobiles                                        3,856,579
    106,000   Kao Corporation                                Food & Grocery                                     1,392,904
      9,400   Keyence Corporation                            Electronics & Instruments                          1,298,742
     42,000   Murata Manufacturing Co                        Electronics & Instruments                          1,160,578
     17,000   Rohm Company Limited                           Electronics & Instruments                          1,557,349
    101,000   Shiseido Corporation                           Health & Personal Care                             1,160,352
     53,200   Sony Corporation                               Household Durables & Appliances                    4,514,060
    135,000   Takeda Chemical                                Health & Personal Care                             3,436,455
                                                                                                            -------------
                                                                                                               24,311,991
                                                                                                            -------------
MALAYSIA - 0.30%
    103,000   Hume Industries                                Construction & Building Materials                    111,442
    403,400   Sime Darby                                     Diversified Holding Companies                        449,691
                                                                                                            -------------
                                                                                                                  561,133
                                                                                                            -------------
MEXICO - 0.42%
    301,770   Grupo Financiero Banamex                       Commercial Banks & Other Banks                       768,277
                                                                                                            -------------
NETHERLANDS - 8.72%
     76,280   ABN-Amro Holdings                              Commercial Banks & Other Banks                     1,762,068
    105,150   Elsevier                                       Media                                              1,732,090
    119,807   ING Groep N.V.                                 Insurance - Multi/Property/ Casualty               6,806,660
     52,790   Koninklijke PTT                                Utilities                                          2,738,057
     31,300   Nutricia                                       Food Manufacturing                                 1,125,883
     33,800   Royal Dutch Petroleum                          Oil                                                1,915,428
                                                                                                            -------------
                                                                                                               16,080,186
                                                                                                            -------------
PHILIPPINES - 0.24%
    254,370   San Miguel Corporation Class-B                 Beverage Industry/Tobacco Manufacturing              443,375
                                                                                                            -------------
PORTUGAL - 0.25%
     19,950   Electricidade De Portugal                      Utilities                                            463,426
                                                                                                            -------------
SINGAPORE - 3.03%
    285,000   City Development                               Real Estate                                        1,403,375
    233,412   Development Bank of Singapore                  Commercial Banks & Other Banks                     1,705,953

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

COUNTRY/
SHARES/
PRINCIPAL
AMOUNT        COMPANY                                        INDUSTRY                                           VALUE
-----------   ---------------------------------------------  ---------------------------------------------  -------------

                                                COMMON STOCK - CONTINUED
    174,600   Fraser And Neave                               Beverage Industry/Tobacco Manufacturing        $     740,792
    151,972   Singapore Press Holdings                       Media                                              1,741,390
                                                                                                            -------------
                                                                                                                5,591,510
                                                                                                            -------------
SPAIN - 1.67%
     61,680   Banco de Santander                             Commercial Banks & Other Banks                     3,075,936
                                                                                                            -------------
SWITZERLAND - 14.20%
      1,675   Alusuisse Lonza Holdings                       Fabricated Metal Products                          2,035,370
      2,634   Nestle Sa                                      Food & Grocery Products                            5,039,799
      4,609   Novartis Ag-RE                                 Health & Personal Care                             8,167,809
        269   Roche Holding                                  Health & Personal Care                             2,915,366
      2,680   Schw Ruckverischer                             Insurance - Multi/Property/ Casualty               5,895,313
      1,315   Union Bank of Switzerland                      Insurance - Multi/Property/ Casualty               2,150,745
                                                                                                            -------------
                                                                                                               26,204,402
                                                                                                            -------------
              TOTAL COMMON STOCK (Cost $146,828,511)                                                          172,132,591
                                                                                                            -------------
                                              REPURCHASE AGREEMENT - 4.51%

$ 8,321,000   State Street Bank Repurchase Agreement, 5.70% dated March 31, 1998, to be repurchased at
              $8,322,317 on April 1, 1998, collateralized by U.S. Treasury Bond, 6.75% - June 25, 2005, with a value of $8,491,700 (cost $8,321,000)
                                                                                                                8,321,000
                                                                                                            -------------
              TOTAL REPURCHASE AGREEMENT (Cost $8,321,000)                                                      8,321,000
                                                                                                            -------------
Total Investments (cost $155,149,511) - 97.82%                                                                180,453,591
Other assets, less liabilities - 2.18%                                                                          4,028,788
                                                                                                            -------------

Net Assets - 100.00%                                                                                         $184,482,379
                                                                                                            -------------
                                                                                                            -------------

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                            MARCH 31, 1998
                                                             (UNAUDITED)
----------------------------------------------------------------------------------
ASSETS
Investments, at cost                                         $155,149,511
----------------------------------------------------------------------------------
Investments, at value                                        $180,453,591
Cash                                                            4,432,884
Foreign cash (cost $1,476,766)                                  1,487,906
Receivables
  Investment securities sold                                      611,994
  Contributions                                                   354,601
  Dividends                                                       754,306
  Interest                                                          1,317
  Foreign currency contracts                                      709,740
----------------------------------------------------------------------------------
    Total Assets                                              188,806,339
----------------------------------------------------------------------------------
LIABILITIES
Payables
  Investment securities purchased                               4,136,263
  Withdrawals                                                      40,012
  Accrued investment advisory fees                                135,470
  Accrued audit fees                                               12,215
----------------------------------------------------------------------------------
    Total Liabilities                                           4,323,960
----------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY: PAID-IN CAPITAL FOR
 BENEFICIAL INTERESTS                                        $184,482,379
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF OPERATIONS

                                                          SIX
                                                     MONTHS ENDED
                                                    MARCH 31, 1998
                                                      (UNAUDITED)
-------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends (net of $52,815 foreign tax withheld)     $   997,728
  Interest                                                153,741
-------------------------------------------------------------------
    Total Income                                        1,151,469
-------------------------------------------------------------------
Expenses
  Investment advisory fees                                636,279
  Accounting fees                                          20,846
  Custodian fees                                           52,170
  Audit fees                                               30,216
  Legal fees                                                5,192
  Directors'/Trustees' fees and expenses                    5,945
  Reports to shareholders                                   3,151
  Other expenses                                            5,795
-------------------------------------------------------------------
    Total Expenses                                        759,594
  Less fees waived by advisor                             (46,645)
  Less earnings credits                                   (73,015)
-------------------------------------------------------------------
    Total Expenses, Net                                   639,934
-------------------------------------------------------------------
Net investment income (loss)                              511,535
-------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on securities and
   foreign currency transactions                       (4,371,369)
  Net change in unrealized appreciation
   (depreciation) on securities and foreign
   currency transactions                               18,736,707
-------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions         14,365,338
-------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                      $14,876,873
-------------------------------------------------------------------
-------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

BERGER/BIAM INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED         PERIOD FROM
                                           MARCH 31, 1998      OCTOBER 11, 1996* TO
                                            (UNAUDITED)         SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)               $    511,535             $  1,018,078
Net realized gain (loss) on securities
 and foreign currency transactions           (4,371,369)               1,712,223
Net change in unrealized appreciation
 (depreciation) on securities and
 foreign currency transactions               18,736,707                6,712,560
-----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                   14,876,873                9,442,861
-----------------------------------------------------------------------------------
FROM TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST
Contributions                                63,796,915              127,144,416
Withdrawals                                 (16,408,409)             (14,370,277)
-----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 From Investors' Transactions                47,388,506              112,774,139
-----------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets        62,265,379              122,217,000
-----------------------------------------------------------------------------------
NET ASSETS
Beginning of period                         122,217,000                        0
-----------------------------------------------------------------------------------
End of period                              $184,482,379             $122,217,000
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)    $160,162,645             $112,774,139
Undistributed net investment income
 (loss)                                       1,529,613                1,018,078
Undistributed net realized gain (loss)
 from investments                            (2,659,146)               1,712,223
Net unrealized appreciation
 (depreciation) of securities and
 foreign currency transactions               25,449,267                6,712,560
-----------------------------------------------------------------------------------
    Total                                  $184,482,379             $122,217,000
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (in thousands)   $    184,482             $    122,217
Net expense ratio to average net assets            0.90%(1)                 0.89%(1)
Ratio of net income (loss) to average
 net assets                                        0.72%(1)                 1.63%(1)
Gross expenses to average net assets(2)            1.07%(1)                 1.10%(1)
Portfolio turnover rate                               8%                      17%
Average Commission Paid                    $     0.0213             $     0.0248

  *  COMMENCEMENT OF INVESTMENT OPERATIONS.
 1.  ANNUALIZED.
 2. DURING THE PERIOD, CERTAIN FEES WERE REDUCED AS A RESULT OF VOLUNTARY FEE REDUCTIONS AND/OR EARNING CREDITS. IF SUCH EARNING CREDITS AND/OR VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

   The Berger/BIAM International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio is a series of the Berger/BIAM Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. All costs in organizing the Trust were paid by BBOI Worldwide LLC ("BBOI"), the investment advisor of the Portfolio. The Portfolio commenced investment operations on October 11, 1996, ("Commencement of Investment Operations") with the sale of 448,161 shares of beneficial interest to the International Equity Fund, formerly known as the Berger/BIAM International Institutional Fund, in exchange for portfolio assets with an aggregate value of $4,481,609, which were transferred from the Pooled Trust of Citizens Bank of New Hampshire ("Citizens NH") to the International Equity Fund and, in turn, transferred to the Portfolio. Such transaction was a tax-free exchange. Citizens NH is an affiliate of Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), which was the investment sub-advisor to the Pooled Trust and is the investment sub-advisor to the Portfolio. Currently there are three investors in the Portfolio, the Berger/BIAM International Fund, the International Equity Fund and the Berger/BIAM International CORE Fund.

   The investment objective of the Portfolio is long-term capital appreciation. The Portfolio invests primarily in common stocks of well-established companies located outside the United States.

   The Portfolio is advised by BBOI, which has delegated daily portfolio management of the Portfolio to BIAM. Berger Associates, Inc. ("Berger") and BIAM each own 50% of BBOI.

SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

   The Portfolio's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time) each day the Exchange is open. The Portfolio's securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid

BERGER/BIAM INTERNATIONAL PORTFOLIO

and asked prices. The market value of individual securities held by the Portfolio are determined by using pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.

   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the Portfolio are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

FOREIGN CURRENCY TRANSLATION

   Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAXES

   The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

   Investment transactions are accounted for on the trade date. Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities. Dividend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

FORWARD CURRENCY CONTRACTS

   The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

2. AGREEMENTS

   BBOI renders investment advisory services to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to BBOI at the annual rate of .90 of 1% of the Portfolio's average daily net assets. Until at least April 30, 1998, BBOI has agreed voluntarily to waive its advisory fee to the extent that the Portfolio's normal operating expenses in any fiscal year (including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. BBOI is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio. BBOI has delegated the daily investment management of the Portfolio to BIAM. For such services, BBOI pays BIAM a sub-advisory fee equal to .45% of the average daily net assets of the Portfolio. Such sub-advisory fee has been voluntarily waived by BIAM from the Commencement of Investment Operations through March 31, 1998, except for an amount payable on the Citizens NH converted assets (see note 1).

BERGER/BIAM INTERNATIONAL PORTFOLIO

   Investors Fiduciary Trust Company ("IFTC") has been appointed to provide record keeping and pricing services to the Portfolio, including calculating the net asset value of the Portfolio, and to perform certain accounting and record keeping functions required by the Portfolio. In addition, IFTC has been appointed to serve as the Portfolio's custodian and transfer agent. For custodian, record keeping and pricing services, the Portfolio pays a fee directly to IFTC based on a percentage of its net assets, subject to certain minimums, and reimburses IFTC for certain out-of-pocket expenses. IFTC's fees for custody, recordkeeping and pricing, or transfer agency services are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by IFTC as custodian or by credits received from directed brokerage transactions. For the six months ended March 31, 1998, the Portfolio received $73,000 in earnings credits, which offset the fees payable to IFTC for services rendered.

   Certain officers and trustees of the Trust are officers and directors of Berger, BBOI or BIAM. Trustees who are not affiliated with Berger, BBOI or BIAM are compensated for their services according to a fee schedule, allocated among the Berger Funds (which consists of the New Generation Fund, Select Fund, Small Company Growth Fund, Small Cap Value Fund, Mid Cap Growth Fund, One Hundred Fund, Growth & Income Fund and Balanced Fund) and the Portfolio, which includes an annual fee component and a per meeting component. Trustees' fees and expenses for the six months ended March 31, 1998, totaled $6,000.

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

   Purchases and sales of investment securities (excluding short-term securities) during the six-month period ended March 31, 1998, were as follows:

   Purchase of           Sales of
    Investment          Investment
    Securities          Securities
------------------  ------------------
   $ 57,932,386        $ 10,305,328

   There were no purchases or sales of long-term U.S. Government securities during the period.

   At March 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities held was as follows:

                   Gross        Gross
 Federal Tax    Unrealized   Unrealized
     Cost       Appreciation Depreciation     Net
--------------  -----------  -----------  -----------
 $155,156,875   $34,253,443  ($8,956,727) $25,296,716

                                             BERGER/BIAM INTERNATIONAL PORTFOLIO

4. LINE OF CREDIT

   The Portfolio, along with the Berger New Generation Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger One Hundred Fund and Berger Growth and Income Fund (the "Funds"), are party to an ongoing agreement with certain banks that allows the Funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest on any borrowings, if any, is charged to the specific fund executing the borrowing at the Federal Funds Rate plus 75 basis points. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At March 31, 1998, the outstanding balance on the line of credit was $0.